EXHIBIT 10.1

AMENDED AND RESTATED
CREDIT AGREEMENT
Dated as of January 19, 2022
among
AMERICAN HEALTHCARE REIT HOLDINGS, LP,
as Borrower
AMERICAN HEALTHCARE REIT, INC.,
and
CERTAIN SUBSIDIARIES THEREOF,
as Guarantors,
THE LENDERS PARTY HERETO,
BANK OF AMERICA, N.A.,
as Administrative Agent and an L/C Issuer,
KEYBANK, NATIONAL ASSOCIATION,
as a Syndication Agent and an L/C Issuer,
CITIZENS BANK, NATIONAL ASSOCIATION,
as a Syndication Agent and an L/C Issuer,
BANK OF THE WEST,
as a Syndication Agent and an L/C Issuer,
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Documentation Agent
TRUIST BANK
and
REGIONS BANK,
as Managing Agents
KEYBANC CAPITAL MARKETS,
and
CITIZENS BANK, NATIONAL ASSOCIATION,
as Joint Lead Arrangers
BOFA SECURITIES, INC.,
as a Joint Lead Arranger and Sole Bookrunner

TABLE OF CONTENTS
Article and Section    Page
i

SCHEDULES

SCHEDULE 2.01A	Lenders and Commitments
SCHEDULE 2.01B	Letter of Credit Commitments
SCHEDULE 5.10	Unencumbered Properties
SCHEDULE 5.11	Corporate Structure; Capital Stock
SCHEDULE 7.01	Liens
SCHEDULE 7.02	Indebtedness
SCHEDULE 7.03	Investments
SCHEDULE 7.09	Negative Pledges
SCHEDULE 10.02	Notice Addresses

EXHIBITS

EXHIBIT A	Form of Loan Notice
EXHIBIT B-1	Form of Revolving Note
EXHIBIT B-2	Form of Term Note
EXHIBIT C	Form of Unencumbered Property Certificate
EXHIBIT D	Form of Compliance Certificate
EXHIBIT E	Form of Assignment and Assumption
EXHIBIT F	Form of Subsidiary Guarantor Joinder Agreement
EXHIBIT G	Form of Lender Joinder Agreement
EXHIBIT H	Forms of U.S. Tax Compliance Certificates

AMENDED AND RESTATED
CREDIT AGREEMENT
This AMENDED AND RESTATED CREDIT AGREEMENT (as amended, modified, restated or supplemented from time to time, this “Credit Agreement”) is entered into as of January 19, 2022 by and among AMERICAN HEALTHCARE REIT HOLDINGS, LP, a Delaware limited partnership (the “Borrower”), AMERICAN HEALTHCARE REIT, INC., a Maryland corporation (the “Parent”), and certain subsidiaries of the Parent identified herein, as Guarantors, the Lenders (as defined herein), BANK OF AMERICA, N.A., as Administrative Agent, an L/C Issuer (each, as defined herein) and a Lender, and KeyBank, National Association, Citizens Bank, National Association and Bank of the West, as L/C Issuers.
WHEREAS, the Borrower (f/k/a Griffin-American Healthcare REIT III Holdings, LP), the Parent (f/k/a Griffin-American Healthcare REIT IV, Inc., as successor by merger to Griffin-American Healthcare REIT III, Inc.), Guarantors, the Administrative Agent, certain L/C Issuers and Lenders party thereto (as each term is defined therein) are parties to that certain Credit Agreement dated as of January 29, 2019 (as amended, modified, supplemented and extended from time to time, the “Existing Credit Agreement”); and
WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement in its entirety;
NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:
I.DEFINITIONS AND ACCOUNTING TERMS.
1.01Defined Terms. As used in this Credit Agreement, the following terms have the meanings set forth below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
“Acquisition” with respect to any Person, means the purchase or acquisition by such Person of any Capital Stock in or any asset of another Person, whether or not involving a merger or consolidation with such other Person.
“Administrative Agent” means Bank of America in its capacity as administrative agent for the Lenders under any of the Credit Documents, or any successor administrative agent.
“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affected Party” means any Lender or L/C Issuer.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agent Related Persons” means the Administrative Agent, together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, BofA Securities), and the officers, directors, employees, agents and attorneys in fact of such Persons and Affiliates.
“Aggregate Occupancy” means, with respect to any reporting period, an amount equal to (a) the total number of rented and occupied square footage with respect to each Unencumbered Property that is a medical office building or other office space for such reporting period plus (b) with respect to each other Unencumbered Property (other than with respect to an Unencumbered Property that is a hospital or a skilled nursing facility), an amount equal to (x) the total rentable square footage relating to such Unencumbered Property for such reporting period multiplied by (y) by the applicable Occupancy Rate for such Unencumbered Property for such reporting period (determined in accordance with clause (a) of the definition of “Occupancy Rate” in this Section 1.01). For the purposes of the definition of “Aggregate Occupancy”, “Aggregate Occupancy Rate” and “Occupancy Rate”, a Tenant shall be deemed to occupy a Property notwithstanding a temporary cessation (not to exceed three months in any single instance) of operations for renovation, repairs or other similar temporary reason (not to exceed three months in any single instance) or for the purpose of completing tenant build-out, provided that the tenant pays rent during such cessation.
“Aggregate Occupancy Rate” means, with respect to any reporting period, a percentage equaling (x) Aggregate Occupancy for the such reporting period divided by (y) the aggregate total rentable square footage relating to Unencumbered Property Pool for such reporting period.
“Aggregate Revolving Commitments” means the Revolving Commitments of all the Revolving Lenders as increased or decreased from time to time pursuant to this Credit Agreement.
“Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject.
“Applicable Maturity Date” means (a) with respect to the Revolving Loans and Letters of Credit, the Revolving Loan Maturity Date and (b) with respect to the Term Loan, the Term Loan Maturity Date.
“Applicable Rate” means:
(a)    until such time as (a) the Borrower or the Parent have obtained two Investment Grade Ratings from any of Moody’s, S&P and/or Fitch, and (b) the Borrower has submitted a written election (which election shall be irrevocable) to the Administrative Agent, the per annum “Applicable Rate” for any applicable period shall be determined based on the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a) as set forth in the table labeled as the Consolidated Leverage Ratio Based Pricing Grid below:

Consolidated Leverage Ratio Based Pricing Grid (the “Consolidated Leverage Ratio Based Pricing Grid”):

Pricing Level	Consolidated Leverage Ratio	Term SOFR Rate Revolving Loans and Daily SOFR Rate Revolving Loans Applicable Rate	Base Rate Revolving Loans Applicable Rate	Term SOFR Rate Term Loans and Daily SOFR Rate Term Loans Applicable Rate	Base Rate Term Loans Applicable Rate	Letter of Credit Fees
1	≤35.00%	1.30%	0.30%	1.25%	0.25%	1.30%
2	>35.00% and ≤40.00%	1.35%	0.35%	1.30%	0.30%	1.35%
3	>40.00% and ≤45.00%	1.45%	0.45%	1.40%	0.40%	1.45%
4	>45.00% and ≤50.00%	1.55%	0.55%	1.50%	0.50%	1.55%
5	>50.00% and ≤55.00%	1.70%	0.70%	1.65%	0.65%	1.70%
6	>55.00%	1.95%	0.95%	1.90%	0.90%	1.95%
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the fifth Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered within five Business Days following the date when due in accordance with such Section, then Pricing Level 6 shall apply from the first Business Day following the date such Compliance Certificate was due until the date on which such Compliance Certificate is delivered. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.09(b). The Applicable Rate in effect from the Closing Date through the date of delivery of the first Compliance Certificate due hereunder shall be determined based upon Pricing Level 5.
(b)    Upon (i) the Borrower or the Parent obtaining at least two Investment Grade Ratings from Moody’s, S&P and/or Fitch, and (ii) the Borrower submitting a written election (which election shall be irrevocable) to the Administrative Agent, the per annum “Applicable Rate” for any applicable period shall be determined based on the Debt Ratings as set forth in the table labeled Debt Ratings Based Pricing Grid below. If the Borrower or the Parent, as applicable, subsequently fails to maintain at least two Investment Grade Ratings, the “Applicable Rate” for any applicable period, shall be determined based on Pricing Level 5 in the table labeled Debt Ratings Based Pricing Grid below:
Debt Ratings Based Pricing Grid (the “Debt Ratings Based Pricing Grid”):

Pricing Level	Debt Ratings	Facility Fee Rate	Term SOFR Rate Revolving Loans and Daily SOFR Rate Revolving Loans Applicable Rate	Base Rate Revolving Loans Applicable Rate	Term SOFR Rate Term Loans and Daily SOFR Rate Term Loans Applicable Rate	Base Rate Term Loans Applicable Rate	Letter of Credit Fees
1	≥ A-/A3	0.125%	0.725%	0.000%	0.80%	0.00%	0.725%
2	BBB+/Baa1	0.150%	0.775%	0.000%	0.85%	0.00%	0.775%
3	BBB/Baa2	0.200%	0.85%	0.000%	0.95%	0.00%	0.85%
4	BBB-/Baa3	0.250%	1.05%	0.05%	1.20%	0.20%	1.05%

5	<BBB-/Baa3	0.300%	1.40%	0.400%	1.60%	0.60%	1.40%

The Applicable Rate shall be adjusted effective on the next Business Day following any change in the Debt Rating. The Borrower shall notify the Administrative Agent in writing promptly after becoming aware of any change in the Debt Rating.

If at any time when the Borrower or the Parent, as applicable, has only two Investment Grade Ratings, and such Investment Grade Ratings are split, then: (a) if the difference between such Investment Grade Ratings is one ratings category (e.g. Baa2 by Moody’s and BBB- by S&P or Fitch), the Applicable Rate shall be the rate per annum that would be applicable if the higher of the Investment Grade Ratings were used; and (b) if the difference between such Investment Grade Ratings is two ratings categories (e.g. Baa1 by Moody’s and BBB- by S&P) or more, the Applicable Rate shall be the rate per annum that would be applicable if the ratings category one category below the higher Investment Grade Rating were used. If at any time when the Borrower or the Parent, as applicable, has three Investment Grade Ratings, and such Investment Grade Ratings are split, then: (y) if the difference between the highest and the lowest such Investment Grade Ratings is one ratings category (e.g. Baa2 by Moody’s and BBB- by S&P or Fitch), the Applicable Rate shall be the rate per annum that would be applicable if the highest of the Investment Grade Ratings were used; and (z) if the difference between such Investment Grade Ratings is two ratings categories (e.g. Baa1 by Moody’s and BBB- by S&P or Fitch) or more, the Applicable Rate shall be the rate per annum that would be applicable if the average of the two highest Investment Grade Ratings were used, provided that if such average is not a recognized rating category, then the Applicable Rate shall be the rate per annum that would be applicable if the second highest Investment Grade Rating of the three were used.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means each of (a) BofA Securities in its capacity as a joint lead arranger and sole bookrunner, and (b) KeyBanc Capital Markets and Citizens Bank, National Association, each in its capacity as a joint lead arranger; and “Arranger” means any one of the Arrangers.
“Asset Value” means for any Real Property Asset, an amount, not less than $0, equal to (a) the product of (i) the Net Operating Income for such Real Property Asset for the most recently completed fiscal quarter multiplied by (ii) four divided by (b) the applicable Capitalization Rate for such Real Property Asset.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent and, if such assignment and assumption requires its consent, the Borrower.
“Attorney Costs” means and includes all reasonable and documented fees, expenses and disbursements of any law firm or other external counsel.
“Attributable Principal Amount” means (a) in the case of Capital Leases, the amount of Capital Lease obligations determined in accordance with GAAP, (b) in the case of Synthetic Leases, an amount determined by capitalization of the remaining lease payments thereunder as if it were a Capital Lease determined in accordance with GAAP, (c) in the case of Securitization Transactions, the outstanding principal amount of such financing, after taking into account reserve amounts and making appropriate adjustments, determined by the Administrative Agent in its reasonable judgment and (d) in the case of sale and leaseback transactions, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease.
“Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b).
“Available Commitments” means, at any time, an amount equal to the excess, if any, of (a) the Aggregate Revolving Commitments, then in effect minus (b) the Outstanding Amount of Revolving Obligations.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank of America” means Bank of America, N.A., together with its successors.
“Bankruptcy Code” means Title 11 of the United States Code, as the same may be amended from time to time.
“Bankruptcy Event” means, with respect to any Person, the occurrence of any of the following: (a) the entry of a decree or order for relief by a court or governmental agency in an involuntary case under any applicable Debtor Relief Law or any other bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment by a court or governmental agency of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or the ordering of the winding up or liquidation of its affairs by a court or governmental agency and such decree, order or appointment is not vacated or discharged within 90 days of its filing; or (b) the commencement against such Person of an involuntary case under any applicable Debtor Relief Law or any other bankruptcy, insolvency or other similar law now or hereafter in effect, or of any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed for a period of 90 consecutive days, or the repossession or seizure by a creditor of such Person of a substantial part of its Property; or (c) such Person shall commence a voluntary case under any applicable Debtor Relief Law or any other bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or the taking possession by a receiver, liquidator, assignee, creditor in possession, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (d) the filing of a petition by such Person seeking to take advantage of any Debtor Relief Law or any other applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts, or (e) such Person shall fail to contest in a timely and appropriate manner (and if not dismissed within 90 days) or shall consent to any petition filed against it in an involuntary case under such bankruptcy laws or other applicable Law or consent to any proceeding or action relating to any bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts with respect to its assets or existence, or (f) such Person shall admit in writing, or such Person’s financial statements shall reflect, an inability to pay its debts generally as they become due.
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate for such day plus 1/2 of 1.00%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” (c) Term SOFR for one month plus 1.00% and (d) 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.
“Base Rate Loan” means a Loan that bears interest based on the Base Rate.
“Beneficial Ownership Certification” a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” 31 C.F.R. §1010.230.
“Benefit Plan” any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.
“BofA Securities” means BofA Securities, Inc., together with its successors.
“Borrower” has the meaning provided in the introductory paragraph hereof.
“Borrower Materials” has the meaning provided in Section 6.02.
“Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of Term SOFR Rate Loans, having the same Interest Period.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in New York, New York, Charlotte, North Carolina, Los Angeles, California or the state where the Administrative Agent’s Office is located.
“Businesses” has the meaning provided in Section 5.07(a).
“Capital Lease” means a lease that would be capitalized on a balance sheet of the lessee prepared in accordance with GAAP.
“Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Capitalization Rate” means for (i) medical office buildings and life science buildings, 6.50%; (ii) assisted living and independent living properties, 7.25%; (iii) skilled nursing facilities and hospitals, 9.75%; and (iv) Integrated Facilities, 8.75%.
“Cash Collateral” means cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuers pledged and deposited with or delivered to the Administrative Agent, for the benefit of the L/C Issuers and the Revolving Lenders, as collateral for the L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if the Administrative Agent and the L/C Issuers shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuers. “Cash Collateralization” and “Cash Collateralize” have meanings correlative thereto.
“Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by (i) the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (each an “Approved Bank”), in each case with maturities of not more than two hundred seventy (270) days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody’s and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments (classified in accordance with GAAP as current assets) in money market investment programs registered under the Investment Company Act of 1940, as amended, that are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subclauses hereof.
“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.
“Change of Control” means the occurrence of any of the following events: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of or control over, voting stock of the Parent (or other securities convertible into such voting stock) representing 35% or more of the combined voting power of all voting stock of the Parent, (b) during any period of up to twelve (12) consecutive months, commencing after the Closing Date, individuals who at the beginning of such twelve (12) month period were directors of the Parent (together with any new director whose election by the Parent’s Board of Directors or whose nomination for election by the Parent’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Parent then in office, (c) the General Partner shall cease to be the sole general partner of the Borrower or (d) Parent shall cease to own 100% of the General Partner; provided, that no Change of Control shall occur under clauses (c) or (d) in connection with the liquidation or other dissolution of the General Partner into the Parent, in which case the Parent shall be deemed the General Partner for all purposes hereunder and under the Loan Documents and clause (d) shall no longer apply. As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d-3 of the SEC under the Securities Exchange Act of 1934.
“Closing Date” means the date hereof.
“CME” means CME Group Benchmark Administration Limited.
“Commitment” means (a) with respect to each Lender, (i) the Revolving Commitment of such Lender, (ii) the Term Loan Commitment of such Lender and (iii) its obligation to purchase participations in L/C Obligations, and (b) with respect to each L/C Issuer, the L/C Commitment of such L/C Issuer.
“Commitment Utilization Percentage” means, on any date, the percentage equal to a fraction, the numerator of which is the Outstanding Amount of Revolving Obligations and the denominator of which is the Aggregate Revolving Commitments.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et seq.).
“Communication” means this Credit Agreement, any Credit Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Credit Document.
“Compliance Certificate” means a certificate substantially in the form of Exhibit D.
“Confidential Information” has the meaning provided in Section 10.07.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate, Daily Simple SOFR, or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “Daily Simple SOFR”, “SOFR,” “Term SOFR”, and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day”, the definition of “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s), and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Credit Agreement and any other Credit Document).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated Adjusted EBITDA” means, for the most recently completed fiscal quarter, for the Consolidated Parties (other than the Trilogy Subsidiaries) on a consolidated basis, an amount equal to the product of (a) Consolidated EBITDA for such quarter multiplied by (b) four.
“Consolidated EBITDA” means, for any period, for the Consolidated Parties (other than the Trilogy Subsidiaries) on a consolidated basis, the sum of (a) Consolidated Net Income, in each case, excluding (i) any non-recurring or extraordinary gains and losses for such period, (ii) any income or gain and any loss in each case resulting from the early extinguishment of indebtedness and (iii) any net income or gain or any loss resulting from a Swap Contract or other derivative contact (including by virtue of a termination thereof), plus (b) an amount which, in the determination of net income for such period pursuant to clause (a) above, has been deducted for or in connection with (i) Consolidated Interest Expense (plus, amortization of deferred financing costs, deferred discounts and deferred premiums to the extent included in the determination of Consolidated Interest Expense per GAAP), (ii) income taxes, (iii) depreciation and amortization, (iv) non-cash losses (or minus non-cash gains) relating to foreign currency translations, all determined in accordance with GAAP (v) acquisition costs as a result of the application of Accounting Standards Codification 805, Business Combinations and (vi) all non-cash expenses realized in connection with or resulting from stock option plans, employee benefit plans or agreements or post-employment benefit plans or agreements, or grants or sales of Capital Stock, plus (c) such Consolidated Parties’ pro rata share of the above attributable to interests in the Unconsolidated Affiliates.
“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Adjusted EBITDA as of such date to (b) Consolidated Fixed Charges as of such date.
“Consolidated Fixed Charges” means, for the most recently completed fiscal quarter, for the Consolidated Parties (other than the Trilogy Subsidiaries) on a consolidated basis, the product of (a) the sum of (i) Consolidated Interest Expense for such period, plus (ii) current scheduled principal payments of Indebtedness for such period (excluding any “balloon” payment or final payment at maturity that is significantly larger than the scheduled payments that preceded it), plus (iii) dividends and distributions on preferred stock, if any, for such period, plus (iv) such Consolidated Parties’ pro rata share of any such amounts attributable to their interest in the Unconsolidated Affiliates, in each case, as determined in accordance with GAAP, multiplied by (b) four.
“Consolidated Interest Expense” means, for any period, for the Consolidated Parties (other than the Trilogy Subsidiaries) on a consolidated basis, without duplication, an amount equal to all interest expense and letter of credit fee expense, as determined in accordance with GAAP during such period (including for the avoidance of doubt capitalized interest and interest expense attributable to such Consolidated Parties’ ownership interests in the Unconsolidated Affiliates and excluding amortization of loan fees, debt discount, debt premium and amortization of like items included in interest expense under GAAP).
“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness as of such date to (b) Consolidated Total Asset Value as of such date.
“Consolidated Net Income” means, for any period, for the Consolidated Parties (other than the Trilogy Subsidiaries) on a consolidated basis, the net income (or loss) of such Consolidated Parties for such period; provided, that Consolidated Net Income shall exclude (a) extraordinary gains and extraordinary losses for such period, (b) the net income of any Subsidiary during such period to the extent that the declaration or payment of dividends or similar distributions by such subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such period, except that the Parent’s equity in any net loss of any such Subsidiary for such period shall be included in determining Consolidated Net Income, and (c) any income (or loss) for such period of any Person if such Person is not a Subsidiary of the Parent, except that the Parent’s equity in the net income of any such Person for such period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Parent or a Subsidiary thereof as a dividend or other distribution (and in the case of a dividend or other distribution to a subsidiary of the Parent, such Subsidiary is not precluded from further distributing such amount to the Parent as described in clause (b) of this proviso).
“Consolidated Parties” means the Parent and its Consolidated Subsidiaries, as determined in accordance with GAAP.
“Consolidated Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Secured Indebtedness as of such date to (b) Consolidated Total Asset Value as of such date.
“Consolidated Subsidiary” means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Parent in its consolidated financial statements if such statements were prepared as of such date.
“Consolidated Tangible Net Worth” means, for the Consolidated Parties as of any date of determination, (a) total equity on a consolidated basis determined in accordance with GAAP, minus (b) all non-real estate related Intangible Assets on a consolidated basis, plus (c) all depreciation and amortization, all determined in accordance with GAAP.
“Consolidated Total Asset Value” means the sum of all the following of the Consolidated Parties (other than the Trilogy Subsidiaries), without duplication, an amount, not less than $0, equal to: (a) the Asset Value of all Real Property Assets (other than the Southlake Hospital Property) owned by such Consolidated Parties on the last day of the then most recently ended fiscal quarter (other than Real Property Assets acquired by such Consolidated Parties during the then most recently ended four fiscal quarters), plus (b) the undepreciated GAAP book value (net of any impairments) of the Southlake Hospital Property, so long as such Real Property Asset is leased to a tenant in occupancy and paying rent; plus (c) the aggregate acquisition cost of all Real Property Assets acquired by such Consolidated Parties during the then most recently ended four fiscal quarters, plus (d) the aggregate book value of all unimproved land holdings, direct or indirect interests in mortgage loans and mezzanine loans, notes receivable (as the book value of such notes receivable is determined in accordance with GAAP) and/or construction in progress owned by such Consolidated Parties, plus (e) such Consolidated Parties’ pro rata share of the foregoing items and components attributable to interest in Unconsolidated Affiliates, plus (f) all unrestricted cash; provided that the amount of Consolidated Total Asset Value attributable to (i) unimproved land holdings shall not exceed 5.00% of Consolidated Total Asset Value, (ii) mortgages, mezzanine loans and notes receivable shall not exceed 15.00% of Consolidated Total Asset Value, (iii) construction in progress (excluding tenant improvements) shall not exceed 10.00% of Consolidated Total Asset Value, (iv) Unconsolidated Affiliates shall not exceed 15.00% of Consolidated Total Asset Value, (v) Real Property Assets that are not Healthcare Facilities or general office buildings shall not exceed 15.00% of Consolidated Total Asset Value and (vi) the aggregate of the assets described in clauses (i) through (v) shall not exceed 30.00% of Consolidated Total Asset Value.
“Consolidated Total Indebtedness” means, as of any date of determination, all Indebtedness of the Consolidated Parties (other than the Trilogy Subsidiaries) determined on a consolidated basis.

“Consolidated Total Secured Indebtedness” means, as of any date of determination, the aggregate principal amount of Indebtedness (other than Indebtedness hereunder) of the Consolidated Parties (other than the Trilogy Subsidiaries), on a consolidated basis, that is secured by a Lien.
“Consolidated Unencumbered Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) the product of (i) Unencumbered Net Operating Income for the fiscal quarter ended as of such date, multiplied by (ii) four to (b) the Consolidated Unsecured Debt Service as of such date.
“Consolidated Unencumbered Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Unsecured Indebtedness as of such date to (b) Consolidated Unencumbered Total Asset Value as of such date.
“Consolidated Unencumbered NOI” means, for the Consolidated Parties (other than the Trilogy Subsidiaries) as of any date of determination, the product of (a) the sum of the Net Operating Income of all Consolidated Unencumbered Properties of such Consolidated Parties calculated as follows: (i) in the case of Consolidated Unencumbered Properties that are owned for at least one fiscal quarter, the Net Operating Income from such Consolidated Unencumbered Properties for the then most recently ended fiscal quarter minus (ii) the Net Operating Income attributable to such Consolidated Unencumbered Properties that were sold or otherwise disposed of during the then most recently ended fiscal quarter; multiplied by (b) four. For the avoidance of doubt, the Net Operating Income of such Consolidated Unencumbered Properties that are owned by such Consolidated Parties for less than one fiscal quarter will be included in calculating Consolidated Unencumbered NOI as if such properties were owned by such Consolidated Parties as of the beginning of the then most recently fiscal quarter.
“Consolidated Unencumbered Properties” shall mean, for the Consolidated Parties (other than the Trilogy Subsidiaries), all Real Property Assets that are included in the Unencumbered Property Pool.
“Consolidated Unencumbered Total Asset Value” means an amount equal to (without duplication) (a) the aggregate Unencumbered Asset Value for all Consolidated Unencumbered Properties (other than the Southlake Hospital Property) owned by the Consolidated Parties (other than the Trilogy Subsidiaries) on the last day of the then most recently ended fiscal quarter (other than such Consolidated Unencumbered Properties acquired during the then most recently ended four fiscal quarters), plus (b) if such Real Property Asset is a Consolidated Unencumbered Property, the undepreciated GAAP book value (net of any impairments) of the Southlake Hospital Property, so long as such Real Property Asset is leased to a tenant in occupancy and paying rent, plus (c) the aggregate acquisition cost of all Consolidated Unencumbered Properties acquired by such Consolidated Parties during the then most recently ended four fiscal quarters.
“Consolidated Unsecured Debt Service” means, for any period, for the Consolidated Parties (other than the Trilogy Subsidiaries) on a consolidated basis, the product of (a) the sum of (i) Consolidated Interest Expense from all Consolidated Unsecured Indebtedness, plus (ii) scheduled principal payments from all Consolidated Unsecured Indebtedness (excluding any “balloon” payment or final payment at maturity that is significantly larger than the scheduled payments that preceded it), plus (iii) such Consolidated Parties’ pro rata share of the above attributable to interests in Unconsolidated Affiliates, all for the then most recently ended fiscal quarter, multiplied by (b) four.
“Consolidated Unsecured Indebtedness” means the aggregate principal amount of Indebtedness of the Consolidated Parties (other than the Trilogy Subsidiaries), on a consolidated basis, that is not Indebtedness that would constitute Consolidated Total Secured Indebtedness.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 25% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.
“Credit Agreement” has the meaning provided in the introductory paragraph hereof.
“Credit Documents” means this Credit Agreement, the Notes, the Fee Letters, each Issuer Document, the Subsidiary Guarantor Joinder Agreements, the Unencumbered Property Certificates, the Compliance Certificates and any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.13.
“Credit Party” means, as of any date, the Borrower, the Parent or any other Guarantor which is a party to the Credit Agreement as of such date; and “Credit Parties” means a collective reference to each of them.
“Daily Simple SOFR” means, with respect to any applicable determination date, the SOFR published on the fifth (5th) U.S. Government Securities Business Day preceding such date of determination by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source); provided, however that if such determination date is not a U.S. Government Securities Business Day, then SOFR means such rate that applied on the first (1st) U.S. Government Securities Business Day immediately prior thereto; plus the Daily SOFR Adjustment. Notwithstanding anything to the contrary contained herein, to the extent that, at any time, Daily Simple SOFR shall be less than zero percent (0.00%), Daily Simple SOFR shall be deemed to be zero percent (0.00%) for purposes of this Credit Agreement.
“Daily SOFR Adjustment” means 0.10% (10 basis points).
“Daily SOFR Rate Loan” means a Loan made hereunder with respect to which the interest rate is calculated by reference to Daily Simple SOFR.
“Debt Rating” means, as of any date of determination, the rating as determined by S&P, Moody’s and/or Fitch for the Borrower’s or the Parent’s non-credit-enhanced, senior unsecured long-term debt.
“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Default” means any event, act or condition that, with notice, the passage of time, or both, would constitute an Event of Default.
“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate for Base Rate Loans as set forth in the Pricing Level 5 of the definition of “Applicable Rate” plus (c) 2% per annum; provided, however, that with respect to a Term SOFR Rate Loan, the Default Rate shall be an interest rate equal to (x) the interest rate (assuming Pricing Level 5 in the definition of “Applicable Rate”)

otherwise applicable to such Loan plus (y) 2% per annum, in each case to the fullest extent permitted by applicable Law.
“Defaulting Lender” means, subject to Section 2.14(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuers or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the L/C Issuers in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.14(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuers and each other Lender promptly following such determination.
“Designated Jurisdiction” means any country, territory or region to the extent that such country, territory or region itself is the subject of any Sanction.
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
“Disqualified Institution” means a publicly reporting or privately held REIT with an investment concentration in healthcare assets.
“Dollar” or “$” means the lawful currency of the United States.

“Domestic Subsidiary” means any Subsidiary of the Parent that is organized under the laws of the United States or any state thereof or the District of Columbia.
“EBITDAR” means, with respect to any Real Property Asset, for any period, the combined unaudited financial results as reported periodically by any Person’s (or consolidated group of Persons’) tenants calculated as net income for such period plus, (a) to the extent deducted in determining such net income, interest expense, rent expense paid to any such Person (or consolidated group of Persons), income tax expense, management fees and/or corporate overhead, depreciation and amortization for such period, excluding any other non-recurring or extraordinary gains or losses as reported by such Person’s (or consolidated group of Persons’) tenants, minus (b) management fees in an amount equal to 2.00% of total revenues for hospitals for such period and 5.00% of total revenues for skilled nursing facilities for such period, provided that with respect to any Real Property Asset acquired during such four fiscal quarter period, EBITDAR shall be determined on a Pro Forma Basis as if such acquisition occurred on the first day of such period and as if such Real Property Asset was owned by such Credit Party during such four fiscal quarter period using (i) except as set forth in clause (ii), the applicable financial information with respect to such Real Property Asset during such four fiscal quarter period, and (ii) solely with respect to skilled nursing facilities and hospitals, (A) with respect to the first fiscal quarter of such acquisition, the applicable financial information with respect to such Real Property Asset during the most recently completed one fiscal quarter period multiplied by four, (B) with respect to the second fiscal quarter of such acquisition, the applicable financial information with respect to such Real Property Asset during the most recently completed two fiscal quarter period multiplied by two, (C) with respect to the third fiscal quarter of such acquisition, the applicable financial information with respect to such Real Property Asset during the most recently completed three fiscal quarter period multiplied by four-thirds and (D) with respect to the fourth fiscal quarter of such acquisition, the applicable financial information with respect to such Real Property Asset during the most recently completed four fiscal quarter period.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 10.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).
“Eligible Ground Lease” means, at any time, either (a) a ground lease reviewed and deemed by the Administrative Agent, in its sole discretion, to be an “Eligible Ground Lease” or (b) a ground lease (i) under which a Credit Party is the lessee or holds equivalent rights and is the fee owner of the improvements located thereon, (ii) that has a remaining term (including renewal options exercisable at lessee’s sole option) of not less than 30 years, (iii) under which any required rental payment, principal or interest payment or other payment due under such lease from the applicable Credit Party to the ground lessor is not more than 60 days past due and any required rental payment, principal or interest payment or other payment due to such Credit Party under any sublease of the applicable real property lessor is not more than 60 days past due, (iv) where no party to such lease is subject to a then continuing Bankruptcy Event, (v) such ground lease (or a related document executed by the applicable ground lessor) contains customary provisions protective of any lender to the lessee and (vi) where the applicable Credit Party’s interest in the underlying Real Property Asset or the lease is not subject to (A) any Lien other than Permitted Liens and other encumbrances acceptable to the Administrative Agent and the Required Lenders, in their reasonable discretion, or (B) any Negative Pledge.
“Eligible Unencumbered Property” means any Real Property Asset that:
(a)    is a Healthcare Facility;
(b)    is 100% owned in fee simple absolute by a Credit Party or that a Credit Party holds a leasehold interest or similar arrangement providing the right to occupy the Real Property Asset pursuant to an Eligible Ground Lease; provided:
(i)    such Credit Party is controlled exclusively by the Borrower or one or more Wholly Owned Subsidiaries of the Borrower (including the ability to control operating activities of such Credit Party and the ability of such Credit Party to dispose of, pledge or otherwise encumber assets, incur, repay and prepay debt, provide guarantees and pay dividends and distributions, in each case, without any requirement for the consent of any other party or entity);
(ii)    that the Borrower owns, directly or indirectly, at least 80% of the Capital Stock with ordinary voting rights issued by such Credit Party (each such Credit Party, referred to as a “Controlled Party”);
(iii)    such Credit Party is domiciled and incorporated in the United States (except with respect to any permitted International Unencumbered Properties); and
(iv)    such Credit Party is not liable for any Indebtedness (other than Indebtedness permitted under Sections 7.02(a) and 7.02(b));
(c)    does not have any title, survey, environmental, condemnation, or other defects that would give rise to a materially adverse effect as to the value, use (other than as a Healthcare Facility) of or ability to sell or finance such property;
(d)    is not subject to a Lien (other than Permitted Liens), a Negative Pledge or any other encumbrance or any restriction on the ability of the relevant Credit Party to transfer or encumber such Real Property Asset or income therefrom or proceeds thereof (other than the reasonable restrictions on transfers to competitors of a ground lessor of the property or affiliates of such ground lessor or of an owner of a hospital campus on or about which the property is located or affiliates of such owner);
(e)    is located in the United States or is an International Unencumbered Property; provided, however, the Borrower may include International Unencumbered Properties in the Unencumbered Property Pool so long as such the aggregate value of such properties does not exceed 15% of the total Unencumbered Asset Value;

(f)    with respect to hospitals in the Unencumbered Property Pool, so long as that as of the end of the most recently completed four fiscal quarters (other than as set forth in the proviso below), such hospitals have a ratio of (A) EBITDAR for such four fiscal quarter period to (B) the sum of the annual rent of all such hospitals (measured on a consolidated basis including all buildings on any such Real Property Assets’ campus and/or master lease) not less than 2.00 to 1.00; provided, however, that such calculations with respect to the fiscal quarter ending December 31, 2021 shall be calculated using the applicable financial information during such fiscal quarter multiplied by four; such calculations with respect to the fiscal quarter ending March 31, 2022 shall be calculated using the applicable financial information during such fiscal quarter and the prior fiscal quarter multiplied by two; and such calculations with respect to the fiscal quarter ending June 30, 2022 shall be calculated using the applicable financial information during such fiscal quarter and the prior two fiscal quarters multiplied by four-thirds;
(g)    with respect to skilled nursing facilities in the Unencumbered Property Pool, so long as that as of the end of the most recently completed four fiscal quarters (other than as set forth in the proviso below), such skilled nursing facilities have a ratio of EBITDAR for such four fiscal quarter period to the sum of annual rent of all such skilled nursing facilities over the same four fiscal quarter period (measured on a consolidated basis including all buildings on any such Real Property Assets’ campuses and/or master leases) not less than 1.25 to 1.00; provided, however, that such calculations with respect to the fiscal quarter ending December 31, 2021 shall be calculated using the applicable financial information during such fiscal quarter multiplied by four; such calculations with respect to the fiscal quarter ending March 31, 2022 shall be calculated using the applicable financial information during such fiscal quarter and the prior fiscal quarter multiplied by two; and such calculations with respect to the fiscal quarter ending June 30, 2022 shall be calculated using the applicable financial information during such fiscal quarter and the prior two fiscal quarters multiplied by four-thirds;
(h)    unless such Real Property Asset is a hospital or skilled nursing facility, the Aggregate Occupancy Rate of that portion of the Unencumbered Property Pool that is other than a hospital or skilled nursing facility shall, as of any date of determination, be equal to or greater than 75%; and
(i)    (i) if such Real Property Asset is occupied by a single Tenant, the Tenant at such facility is not delinquent 60 days or more in rent payments and is not subject to a Bankruptcy Event or (ii) if such Real Property Asset is occupied by more than one Tenant, a Tenant or Tenants at such facility with an aggregate amount of 75% of the total sum of annual rent of such Real Property Asset neither is/are delinquent 60 days or more in rent payments nor is/are subject to a Bankruptcy Event.
“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Credit Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Transaction” means, with respect to any member of the Consolidated Parties, any issuance or sale of shares of its Capital Stock, other than an issuance (a) to a Consolidated Party, (b) in connection with a conversion of debt securities to equity, (c) in connection with the exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity based compensation plan or arrangement, or (d) in connection with any acquisition permitted hereunder.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Consolidated Party within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Consolidated Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Consolidated Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition that could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Consolidated Party or any ERISA Affiliate.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning provided in Section 8.01.
“Excluded Subsidiary” means any Subsidiary that (i) has Secured Indebtedness that (x) is owed to a Person other than an Affiliate of such Subsidiary and (y) by its terms does not permit such Subsidiary to become a Guarantor, (ii) is not at least 80%, directly or indirectly, owned by the Parent or the Borrower and controlled exclusively by the Parent or the Borrower and/or one or more wholly-owned subsidiaries of the Parent or the Borrower, including control over operating activities of such Subsidiary and the ability of such Subsidiary to dispose of, pledge or otherwise encumber assets, incur, repay and prepay debt, provide guarantees and pay dividends and distributions in each case without any requirement for the consent of any other party or entity and is restricted from being a Guarantor under its Organization Documents, (iii) is a Foreign Subsidiary or (iv) is a Trilogy Subsidiary. For the avoidance of doubt, an Excluded Subsidiary (other than a Foreign Subsidiary that is not a Trilogy Subsidiary) shall not own, directly or indirectly, all or any portion of an Eligible Unencumbered Property.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Obligation under any Swap Contract if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant under a Credit Document by such Guarantor of a security interest to secure, such Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 11.07 and any and all guarantees of such Guarantor’s Obligations under any Swap Contract by other Credit Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a security interest, becomes effective with respect to such Obligation. If an Obligation under any Swap Contract arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply to only the portion of such Obligations that is attributable to Swap Contracts for which such Guaranty or security interest becomes illegal.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 10.14) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(e)(ii), 3.01(e)(iii) or 3.01(g) or , amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(b) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.
“Existing Credit Agreement” has the meaning provided in the recitals hereto.
“Extended Revolving Loan Maturity Date” means January 19, 2027.
“Extension of Credit” means (a) any Borrowing and (b) any L/C Credit Extension.
“Facilities” has the meaning provided in Section 5.07(a).
“FASB” means the Accounting Standards Codification of the Financial Accounting Standards Board.
“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Credit Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code as of the date of this Credit Agreement (or any amended or successor version described above) and any intergovernmental agreement (and related fiscal or regulatory legislation, or related official rules or practices) implementing the foregoing.
“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Credit Agreement.

“Fee Letter” means any fee letter among the Administrative Agent, any Arranger, the Borrower and the Parent.
“Fitch” means Fitch Ratings, a Subsidiary of Fimlac, S.A., and any successor thereto.
“Foreign Lender” means a Lender that is not a U.S. Person. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
“Foreign Subsidiary” means any Subsidiary of the Parent that is not organized under the laws of the United States or any state thereof or the District of Columbia.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to any L/C Issuer, such Defaulting Lender’s Revolving Commitment Percentage of the Outstanding Amount of all outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof.
“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“GAAP” means accounting principles generally accepted in the United States as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board from time to time applied on a consistent basis, subject to the provisions of Section 1.03.
“GAIV Credit Agreement” means that certain credit agreement (as amended, modified, restated or supplemented from time to time), dated as of November 20, 2018, by and among Griffin-American Healthcare REIT III Holdings, LP (as successor by merger to Griffin-American Healthcare REIT IV Holdings, LP), as borrower, Griffin-American Healthcare REIT IV, Inc., as parent, and certain subsidiaries of parent identified therein, as guarantors, the Lenders (as defined therein), Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer (each, as defined therein) and KeyBank National Association, as an L/C Issuer.
“General Partner” means Continental Merger Sub, LLC, a Maryland limited liability company and the general partner of the Borrower.
“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Guaranteed Obligations” has the meaning provided in Section 11.01.
“Guarantors” means the Parent and any Subsidiary of the Parent that guarantees the loans and obligations hereunder pursuant to the Guaranty, in each case with their successors and permitted assigns.

“Guaranty” means the guaranty of the Obligations by each of the Guarantors pursuant to Article XI hereof.
“Hazardous Material” means any toxic or hazardous substance, including petroleum and its derivatives regulated under the Environmental Laws.
“Healthcare Facilities” means any medical office buildings, general office buildings, skilled nursing facilities, assisted living facilities, independent living facilities, rehabilitation facilities, continuing care retirement communities, mental health facilities, life science facilities or hospitals.
“Incremental Facilities” has the meaning provided in Section 2.01(c).
“Incremental Facility Commitment” has the meaning provided in Section 2.01(c)(iii).
“Incremental Revolving Increase” has the meaning provided in Section 2.01(c).
“Incremental Term Loan Facility” has the meaning provided in Section 2.01(c).
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a)    all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b)    all direct or contingent obligations under letters of credit (including standby and commercial), bankers’ acceptances and similar instruments (including bank guaranties, surety bonds, comfort letters, keep well agreements and capital maintenance agreements) to the extent such instruments or agreements support financial, rather than performance, obligations;
(c)    net obligations of such Person under any Swap Contract;
(d)    all obligations of such Person to pay the deferred purchase price of property or services (other than a contingent earn-out obligation until such amount is actually due);
(e)    the Attributable Principal Amount of Capital Leases, Synthetic Leases and Securitization Transactions;
(f)    all obligations to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference, plus accrued and unpaid dividends;
(g)    indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and
(h)    all guarantees in respect of any of the foregoing (except for guarantees of customary exceptions for fraud, misapplication of funds, environmental indemnities, violation of “special purpose entity” covenants, and other similar exceptions to recourse liability until a claim is made with respect thereto, and then shall be included only to the extent of the amount of such claim).

For all purposes hereof, Indebtedness shall include the Consolidated Parties’ pro rata share of the foregoing items and components attributable to Indebtedness of Unconsolidated Affiliates. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The Attributable Principal Amount of any Capital Lease, Synthetic Lease or Securitization Transaction as of any date shall be deemed to be the Attributable Principal Amount in respect thereof as of such date.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Credit Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Indemnitee” has the meaning provided in Section 10.04.
“Initial Revolving Loan Maturity Date” means January 19, 2026.
“Intangible Assets” means all assets consisting of goodwill, patents, trade names, trademarks, copyrights, franchises, experimental expense, organization expense, unamortized investment debt discount and premium, deferred assets (other than prepaid insurance and prepaid taxes), the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as “intangible assets” in accordance with GAAP. For the avoidance of doubt, direct and indirect interests in mortgage loans and mezzanine loans are not “Intangible Assets”.
“Integrated Facilities” means any Real Property Asset with mixed uses consisting of both (a) assisted living and/or independent living properties and (b) skilled nursing facilities, but specifically excluding medical office buildings and life science buildings.
“Interest Payment Date” means, (a) as to any Daily SOFR Rate Loan or Base Rate Loan, the first (1st) Business Day of each calendar month and the Applicable Maturity Date; and (b) as to any Term SOFR Rate Loan, the last day of each Interest Period applicable to such Term SOFR Rate Loan and the Applicable Maturity Date; provided, however, that if any Interest Period for a Term SOFR Rate Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates.
“Interest Period” means, as to any Term SOFR Rate Loan, the period commencing on the date such Term SOFR Rate Loan is disbursed or converted to or continued as a Term SOFR Rate Loan and ending on the date one, three or six months thereafter, as selected by the Borrower in its Loan Notice (in the case of each requested Interest Period, subject to availability); provided, that:
(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the immediately succeeding Business Day unless, in the case of a Term SOFR Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;
(b)    any Interest Period pertaining to a Term SOFR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;
(c)    no Interest Period shall extend beyond the Applicable Maturity Date; and

(d)    with respect to the continuation of a one month Term SOFR Rate Loan when any Swap Contract of any Credit Party to which a Lender or any Affiliate of a Lender is a party is in effect, notwithstanding clause (a) above, the Interest Period applicable to such continued Term SOFR Rate Loan shall commence on the last day of the preceding one month Interest Period (the “Commencement Date”) and end on the earlier of (x) one month from such Commencement Date and (y) a day when a payment is due from either counterparty under any such Swap Contract.
“Interest Rate Protection Agreement” means any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.
“International Unencumbered Property” means an Unencumbered Property which is located in Canada, the United Kingdom or Isle of Man.
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Capital Stock of another Person, (b) a loan, advance or capital contribution to, guaranty or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
“Investment Grade Rating” means a Debt Rating of BBB- or higher from S&P or Fitch or Baa3 or higher from Moody’s.
“IRS” means the United States Internal Revenue Service.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by any L/C Issuer and the Borrower (or the Parent or any Subsidiary) or in favor of such L/C Issuer and relating to such Letter of Credit.
“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“L/C Advance” means, with respect to each Revolving Lender, such Revolving Lender’s funding of its participation in any L/C Borrowing.
“L/C Borrowing” means any extension of credit resulting from a drawing under any Letter of Credit that has not been reimbursed or refinanced as a Borrowing of Revolving Loans.

“L/C Cash Collateralization Date” means the day that is 30 days prior to the Revolving Loan Maturity Date then in effect.
“L/C Commitment” means, with respect to each L/C Issuer, the commitment of such L/C Issuer to issue Letters of Credit hereunder. The initial amount of each L/C Issuer’s Letter of Credit Commitment is set forth on Schedule 2.01B, or if an L/C Issuer has entered into an Assignment and Assumption or has otherwise assumed a Letter of Credit Commitment after the Closing Date, the amount set forth for such L/C Issuer as its Letter of Credit Commitment in the Register maintained by the Administrative Agent. The Letter of Credit Commitment of an L/C Issuer may be modified from time to time by agreement between such L/C Issuer and the Borrower, and notified to the Administrative Agent.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.
“L/C Disbursement” means a payment made by an L/C Issuer pursuant to a Letter of Credit.
“L/C Issuer” means each of Bank of America, KeyBank, National Association, Citizens Bank, National Association and Bank of the West in its capacity as issuer of Letters of Credit hereunder, and each other Lender (if any) as the Borrower may from time to time select as an L/C Issuer hereunder pursuant to Section 2.03; provided that such Lender has agreed to be an L/C Issuer. Any L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such L/C Issuer, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “L/C Issuer” in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant L/C Issuer with respect thereto.
“L/C Issuer Fees” has the meaning provided in Section 2.08(d)(ii).
“L/C Obligations” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time, including any automatic or scheduled increases provided for by the terms of such Letters of Credit, determined without regard to whether any conditions to drawing could be met at that time, plus (b) the aggregate amount of all Unreimbursed Amounts, including all L/C Borrowings. The L/C Obligations of any Lender at any time shall be its Revolving Committed Percentage of the total L/C Obligations at such time. For all purposes of this Credit Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the UCP or Rule 3.13 or Rule 3.14 of the ISP or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Lender shall remain in full force and effect until the L/C Issuers and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.
“Lender” means each of the Persons identified as a “Lender” on the signature pages hereto and each Person who joins as a Lender pursuant to the terms hereof, together with their respective successors and assigns.
“Lender Joinder Agreement” means a joinder agreement in the form of Exhibit G, executed and delivered in accordance with the provisions of Section 2.01(c).
“Lender Parties” means, collectively, the Lenders and the L/C Issuers and “Lender Party” means any of the Lender Parties.

“Lending Office” means, as to any Lender, the office or offices of such Lender set forth in such Lender’s Administrative Questionnaire or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.
“Letter of Credit” means each standby (non-commercial) letter of credit issued hereunder providing for the payment of cash upon the honoring of a presentation thereunder.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable L/C Issuer.
“Letter of Credit Expiration Date” means the day that is the first anniversary of the Revolving Loan Maturity Date then in effect (or, if such day is not a Business Day, the immediately preceding Business Day).
“Letter of Credit Fee” has the meaning provided in Section 2.08(d)(i).
“Letter of Credit Sublimit” means an amount equal to $25,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.
“Lien” means any mortgage, deed of trust, deed to secured debt, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).
“Loan” means any Revolving Loan or Term Loan and the Base Rate Loans, Term SOFR Rate Loans and Daily SOFR Rate Loans comprising such Loans.
“Loan Notice” means a notice of (a) a Borrowing of Loans, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Term SOFR Rate Loans, which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
“Master Agreement” has the meaning provided in the definition of “Swap Contract” in this Section 1.01.
“Material Adverse Effect” means a material adverse effect on (a) the condition (financial or otherwise), operations, business, assets, properties, liabilities (actual or contingent) or prospects of the Parent and its Consolidated Subsidiaries taken as a whole, (b) the ability of the Borrower or the other Credit Parties, taken as a whole, to perform any material obligation under the Credit Documents, (c) the rights and remedies of the Administrative Agent and the Lenders under the Credit Documents or (d) the legality, validity, binding effect or enforceability against any Credit Party of any Credit Documents to which it is a party.
“Material Contract” means, any agreement the breach, nonperformance or cancellation of which could reasonably be expected to have a Material Adverse Effect.
“Material Subsidiary” means any Subsidiary of the Parent, other than Borrower and the Excluded Subsidiaries, which has assets which constitute more than 10% of the Consolidated Total Asset Value of the Consolidated Parties (other than the Trilogy Subsidiaries) or which contributes more than 10% of the Consolidated EBITDA of the Consolidated Parties (other than the Trilogy Subsidiaries).

“Merger and Internalization Transaction” means the merger and internalization transaction whereby (a) Griffin American Healthcare REIT IV Holdings, LP merged with and into the Borrower, with the Borrower as the surviving entity, and (b) Griffin American Healthcare REIT III, Inc. merged into the Parent.
“Minimum Collateral Amount” means, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 105% of the Fronting Exposure of all L/C Issuers with respect to Letters of Credit issued and outstanding at such time, (ii) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.13(a)(i), (a)(ii) or (a)(iii), an amount equal to 105% of the Outstanding Amount of all L/C Obligations, and (iii) otherwise, an amount determined by the Administrative Agent and the L/C Issuers in their sole discretion
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Mortgage Loan” means any loan owned or held by any of the Consolidated Parties (other than the Trilogy Subsidiaries) secured by a mortgage or deed of trust on Real Property Assets.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Consolidated Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.
“Negative Pledge” means any agreement (other than this Credit Agreement or any other Credit Document) that in whole or in part prohibits the creation of any Lien on any assets of a Person; provided, however, that an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a “Negative Pledge” for purposes of this Credit Agreement.
“Net Operating Income” means, for any Real Property Asset for any period, an amount equal to (a) the aggregate gross revenues from the operations of such Real Property Asset during such period from Tenants in occupancy and paying rent, plus (b) any other income of such Real Property Asset, plus (c) business interruption insurance proceeds for a period of no more than twelve months, minus (d) the sum of all expenses and other proper charges incurred in connection with the operation of such Real Property Asset during such period (including management fees and accruals for real estate taxes and insurance, but excluding debt service charges, income taxes, depreciation, amortization and other non-cash expenses), which expenses and accruals shall be calculated in accordance with GAAP.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders, or all Lenders or all affected Lenders in a Facility, in accordance with the terms of Section 10.01 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Non-Extension Notice Date” has the meaning specified in Section 2.03(b).
“Non-Recourse Indebtedness” means any Indebtedness that is not Recourse Indebtedness.

“Notes” means a collective reference to the Revolving Notes and the Term Notes; and “Note” means any one of them.
“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan in a form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.
“Obligations” means, without duplication, (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (b) all obligations under any Swap Contract of any Credit Party to which a Lender or any Affiliate of a Lender is a party and (c) all obligations under any Treasury Management Agreement between any Credit Party and any Lender or Affiliate of a Lender; provided, however, that the “Obligations” of a Credit Party shall exclude any Excluded Swap Obligations with respect to such Credit Party.
“Occupancy Rate” means, (a) with respect to any Real Property Asset that is not a medical office building or other office spaces, a percentage equaling (x) total patient days relating to such Real Property Asset for any reporting period divided by (y) the product of (I) total number of in-service beds at such Real Property Asset (or, in the case of assisted living facilities, the total number of units at such Real Property Asset) and (II) the total days in such reporting period, and (b) with respect to all other Real Property Assets, a percentage equaling (x) the total number of rented and occupied square footage at such Real Property Asset for any reporting period divided by (y) the total rentable square footage relating to such Real Property Asset for any reporting period.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 10.14).
“Outstanding Amount” means (i) with respect to Revolving Loans and Term Loans on any date, the amount of the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of such Loans occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.
“Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, in accordance with banking industry rules on interbank compensation.
“Parent” has the meaning provided in the introductory paragraph hereof.
“Participant” has the meaning provided in Section 10.06(d).
“Participant Register” has the meaning provided in Section 10.06(d).
“Patriot Act” means the USA Patriot Act, Pub. L. No. 107-56 et seq.
“PBGC” means the Pension Benefit Guaranty Corporation.
“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Consolidated Party or any ERISA Affiliate or to which any Consolidated Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.
“Permitted Liens” means, at any time, Liens in respect of the Parent or any of its Subsidiaries permitted to exist at such time pursuant to the terms of Section 7.01.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by any Credit Party, with respect to any such plan that is subject to Section 412 of the Internal Revenue Code or Title IV of ERISA, any ERISA Affiliate.
“Platform” has the meaning provided in Section 6.02.
“Pro Forma Basis” shall mean, for purposes of determining the calculation of and compliance with the financial covenants set forth in Section 6.12 and the definition of “EBITDAR”, that the subject transaction shall be deemed to have occurred as of the first day of the period of four consecutive fiscal quarters ending as of the end of the most recent fiscal quarter for which annual or quarterly financial statements shall have been delivered in accordance with the provisions of this Credit Agreement. Further, for purposes of making calculations on a “Pro Forma Basis” hereunder, (a) in the case of a Disposition, (i) income statement items (whether positive or negative) attributable to the property, entities or business units that are the subject of such Disposition shall be excluded to the extent relating to any period prior to the date of the subject transaction, and (ii) Indebtedness paid or retired in connection with the subject transaction shall be deemed to have been paid and retired as of the first day of the applicable period; (b) in the case of an Acquisition, (i) income statement items (whether positive or negative) attributable to the property, entities or business units that are the subject of such Acquisition shall be included as of the first day of the applicable period to the extent relating to any period prior to the date of the subject transaction, (ii)(x) except as set forth in clause (y), with respect to any Real Property Asset acquired during such four fiscal quarter period, EBITDAR shall be calculated using the applicable financial information with respect to such Real Property Asset during such four fiscal quarter period, and (y) solely with respect to skilled nursing facilities and hospitals acquired during such four fiscal quarter period, EBITDAR shall be calculated using (A) with respect to the first fiscal quarter of such acquisition, the applicable financial information with respect to such Real Property Asset during the most recently completed one fiscal quarter period multiplied by four, (B) with respect to the second fiscal quarter of such acquisition, the applicable financial information with respect to such Real Property Asset during the most recently completed two fiscal quarter period multiplied by two, (C) with respect to the third fiscal quarter of such acquisition, the applicable financial information with respect to such Real Property Asset during the most recently completed three fiscal quarter period multiplied by 4/3 and (D) with respect to the fourth fiscal quarter of such acquisition, the applicable financial information with respect to such Real Property Asset during the most recently completed four fiscal quarter period, and (iii) Indebtedness incurred in connection with the subject transaction shall be deemed to have been incurred as of the first day of the applicable period (and interest expense shall be imputed for the applicable period utilizing the actual interest rates thereunder or, if actual rates are not ascertainable, assuming prevailing interest rates hereunder) and (c) in the case of an Equity Transaction, Indebtedness paid or retired in connection therewith shall be deemed to have been paid and retired as of the first day of the applicable period.
“Pro Forma Financial Statements” means the unaudited balance sheet and income statement of the Consolidated Group dated as of and for the three (3) month period ended March 31, 2021, giving effect to the Merger and Internalization Transaction as if it had been consummated on March 31, 2021, as filed with the registration statement of the Parent on Form S-4/A (No. 333-257974) filed with the SEC on July 27, 2021.
“Property” means all property owned or leased by a Credit Party or any of its Subsidiaries, both real and personal.
“PTE” a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Qualified ECP Guarantor” means, at any time, each Credit Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Qualified Mortgage Loan” means any direct or indirect wholly-owned interest in any Mortgage Loan that is secured by a first mortgage or a first deed of trust on Real Property Assets so long as the mortgagor or grantor with respect to such Mortgage Loan is not delinquent 60 days or more in interest or principal payments due thereunder.
“Real Property Asset” means, a parcel of real property, together with all improvements (if any) thereon, owned in fee simple or leased pursuant to an Eligible Ground Lease, in each case, by any Person (other than a Trilogy Subsidiary); “Real Property Assets” means a collective reference to each Real Property Asset.

“Recipient” means the Administrative Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Credit Party hereunder.
“Recourse Indebtedness” means, with respect to any Credit Party or Subsidiary, any Indebtedness, in respect of which recourse for payment (except for limited or full recourse liability on account of customary exceptions for fraud, misapplication of funds, environmental indemnities, bankruptcy, transfer and due on sale violations, and other similar exceptions to recourse liability) is to such Person; provided, that notwithstanding the foregoing, Recourse Indebtedness shall not include any Indebtedness, in respect of which such recourse for payment is to any Trilogy Subsidiary, in each case, solely to the extent such Indebtedness (or the underlying Indebtedness giving rise thereto) would not constitute Recourse Indebtedness of any Credit Party or Subsidiary that is not a Trilogy Subsidiary. If any Indebtedness is partially Non-Recourse Indebtedness and partially Recourse Indebtedness, only that portion that is Recourse Indebtedness shall be included as Recourse Indebtedness for purposes hereof, including Section 7.02(f)(ii).
“Register” has the meaning provided in Section 10.06(c).
“Regulation U” means Regulation U of the FRB, as in effect from time to time.
“Regulation X” means Regulation X of the FRB, as in effect from time to time.
“REIT” means a real estate investment trust as defined in Sections 856-860 of the Internal Revenue Code.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, and advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty day notice period has been waived.
“Request for Extension of Credit” means (a) with respect to a Borrowing of Loans or the conversion or continuation of Loans, a Loan Notice and (b) with respect to an L/C Credit Extension, a Letter of Credit Application.
“Required Lenders” means, as of any date of determination, at least two Lenders (unless there is only one Lender at the time) having in the aggregate more than 50% of (a) the sum of the Outstanding Amount of the Term Loans and the Aggregate Revolving Commitments or (b) if the commitment to make Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Article VIII, at least two Lenders (unless there is only one Lender at the time) holding in the aggregate, more than 50% of the sum of the Outstanding Amount of the Term Loans and the Outstanding Amount of the Revolving Obligations (including, in each case, the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations); provided, that (i) the unfunded Commitments of any Defaulting Lender and (ii) the portion of the Outstanding Amount of the Term Loans and the Outstanding Amount of the Revolving Obligations (including, in each case, the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations) held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.
“Required Revolving Lenders” means, as of any date of determination, Revolving Lenders having more than 50% of (a) the Aggregate Revolving Commitments or (b) if the Revolving Commitments and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to

Article VIII, Revolving Lenders holding in the aggregate more than 50% of the Revolving Obligations (including, in each case, the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations); provided, that the unfunded Revolving Commitments of, and the portion of the Revolving Obligations held or deemed held by, any Defaulting Lender that is a Revolving Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.
“Required Term Lenders” means, at any time, Term Loan Lenders having an Outstanding Amount of the Term Loans representing more than 50% of the Outstanding Amount of the Term Loans of all Term Loan Lenders. The Outstanding Amount of any Defaulting Lender shall be disregarded in determining Required Term Lenders at any time.
“Rescindable Amount” has the meaning provided in Section 2.11(b).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means the chief executive officer, president, chief operating officer and chief financial officer and, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01(a), the secretary or any assistant secretary of a Credit Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Credit Party so designated by any of the foregoing officers in a notice to the Administrative Agent of any Credit Party or any other officer or employee of the applicable Credit Party designated in or pursuant to an agreement between the applicable Credit Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Credit Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Credit Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Credit Party.
“Restricted Payment” means any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of the Capital Stock of the Parent, or on account of any return of capital to the Parent’s stockholders, partners or members (or equivalent Person thereof); provided, that dividends to the extent in the form of Capital Stock shall not constitute Restricted Payments.
“Revolving Commitment” means, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans and to share in the Revolving Obligations hereunder up to such Revolving Lender’s Revolving Commitment Percentage thereof. The aggregate principal amount of the Revolving Commitments of all of the Revolving Lenders as in effect on the Closing Date is $500,000,000.
“Revolving Commitment Percentage” means, at any time for each Revolving Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is such Revolving Lender’s Revolving Committed Amount in Dollars and the denominator of which is the Aggregate Revolving Commitments in Dollars, subject to adjustment as provided in Section 2.14. The Revolving Commitment Percentages are set forth on Schedule 2.01A (as such schedule may be updated from time to time).
“Revolving Commitment Period” means the period from and including the Closing Date to the earlier of (a) in the case of Revolving Loans, the Revolving Loan Maturity Date, and, in the case of the Letters of Credit, the Letter of Credit Expiration Date, or (b) the date on which the Revolving Commitments shall have been terminated as provided herein.

“Revolving Committed Amount” means, with respect to each Revolving Lender, the amount of such Revolving Lender’s Revolving Commitment. The initial Revolving Committed Amounts are set forth on Schedule 2.01A (as such schedule may be updated from time to time).
“Revolving Credit Exposure” means, as to any Revolving Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Revolving Lender’s participation in L/C Obligations at such time.
“Revolving Lenders” means a collective reference to the Lenders holding Revolving Loans or Revolving Commitments.
“Revolving Loan Maturity Date” means (a) if the Initial Revolving Loan Maturity Date is not extended to the Extended Revolving Loan Maturity Date pursuant to Section 2.15, then the Initial Revolving Loan Maturity Date, or (b) if the Initial Revolving Loan Maturity Date is extended to the Extended Revolving Loan Maturity Date pursuant to Section 2.15, then the Extended Revolving Loan Maturity Date.
“Revolving Loans” has the meaning provided in Section 2.01.
“Revolving Note” means the promissory notes in the form of Exhibit B-1, if any, given to each Revolving Lender to evidence the Revolving Loans of such Revolving Lender, as amended, restated, modified, supplemented, extended, renewed or replaced.
“Revolving Obligations” means the Revolving Loans and the L/C Obligations.
“Revolving Unused Fee” has the meaning provided in Section 2.08(a).
“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto.
“Same Day Funds” means immediately available funds.
“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.
“Scheduled Unavailability Date” has the meaning provided in Section 3.03.
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Secured Indebtedness” means any Indebtedness for borrowed money (other than pursuant to this Credit Agreement), that is secured by a Lien.
“Secured Recourse Indebtedness” means any Secured Indebtedness, in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, and other similar exceptions to recourse liability) is to a Credit Party.
“Securitization Transaction” means any financing or factoring or similar transaction (or series of such transactions) entered by any member of the Consolidated Parties pursuant to which such member of the Consolidated Parties may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or affiliate or any other Person.
“Significant Acquisition” means an acquisition or series of related acquisitions of (a) one or more entities or businesses for an amount in excess of 10% of Consolidated Total Asset Value, or (b) one or more properties for an amount in excess of 10% of Consolidated Total Asset Value.
“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).
“SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person acting as the SOFR Administrator at such time.
“Solvent” means, with respect to any person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature given the likelihood of refinancing, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Southlake Hospital Property” means that certain Real Property Asset known as the Southlake, Texas Hospital.
“Specified Loan Party” has the meaning provided in Section 11.07.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise provided, “Subsidiary” shall refer to a Subsidiary of the Parent.
“Subsidiary Guarantor” means (a) each Material Subsidiary of the Parent other than the Borrower, the Excluded Subsidiaries and any taxable REIT subsidiary and (b) each Subsidiary (other than the Borrower or any Foreign Subsidiary) that is the owner of an Unencumbered Property included in the Unencumbered Property Pool; provided that, in the event that the value of the assets of all Subsidiary Guarantors is less than 85% of the Consolidated Total Asset Value attributable to the Subsidiaries of the Parent (other than the Borrower and the Excluded Subsidiaries), the Borrower (or the Administrative Agent, in the event the Borrower has failed to do so within 10 days of request therefor by the Administrative Agent) shall, to the extent necessary, designate sufficient Subsidiaries to be deemed to be “Material Subsidiaries” to eliminate such shortfall, and such designated Subsidiaries shall thereafter constitute Material Subsidiaries.

“Subsidiary Guarantor Joinder Agreement” means a joinder agreement in the form of Exhibit F to be executed by each new Subsidiary of the Parent that is required to become a Subsidiary Guarantor in accordance with Section 6.15 hereof.
“Successor Rate” has the meaning provided in Section 3.03.
“Swap Contract” means (a) any Interest Rate Protection Agreement, (b) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (c) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination values determined in accordance therewith, such termination values, and (b) for any date prior to the date referenced in clause (a), the amounts determined as the mark to market values for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).
“Synthetic Lease” means any synthetic lease, tax retention operating lease, off balance sheet loan or similar off balance sheet financing arrangement that is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Tenant” means any Person who is a lessee with respect to any lease held by a Consolidated Party as lessor or as an assignee of the lessor thereunder.
“Term Loan” has the meaning provided in Section 2.01(b).
“Term Loan Commitment” means, with respect to each Term Loan Lender, the commitment of such Term Loan Lender to make its portion of the Term Loan to the Borrower pursuant to Section 2.01(b), in the principal amount set forth opposite such Term Loan Lender’s name on Schedule 2.01A; provided that, at any time after funding of a Term Loan, the determination of “Required Lender” shall also be based on the Outstanding Amount of such Term Loan. The aggregate principal amount of the Term Loan Commitments of all of the Term Loan Lenders as in effect on the Closing Date is $550,000,000.
“Term Loan Commitment Percentage” means, at any time for each Term Loan Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is the aggregate amount of Term Loans in Dollars (and/or aggregate Term Loan Commitment in Dollars, prior to the termination thereof) held by such Term Loan Lender and the denominator of which is the aggregate amount of Term Loans in Dollars (and/or aggregate Term Loan Commitments in Dollars) held by all Term Loan Lenders. The Term Loan Commitment Percentages are set forth on Schedule 2.01A (as such schedule may be updated from time to time).
“Term Loan Lenders” means a collective reference to the Lenders holding Term Loans or Term Loan Commitments.
“Term Loan Maturity Date” means January 19, 2027.
“Term Note” means the promissory note in the form of Exhibit B-2, if any, given to each Term Loan Lender to evidence the Term Loan of such Term Loan Lender, as amended, restated, modified, supplemented, extended, renewed or replaced.
“Term SOFR” means:
(a)    for any Interest Period with respect to a Term SOFR Rate Loan, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. Eastern Time on such determination date, then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the Term SOFR Adjustment for such Interest Period; and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one (1) month commencing that day;
provided that if Term SOFR determined in accordance with either of the foregoing clauses (a) or (b) of this definition would otherwise be less than zero percent (0.00%), Term SOFR shall be deemed zero percent (0.00%) for purposes of this Credit Agreement.
“Term SOFR Adjustment” means (a) 0.10% (10 basis points) for an Interest Period of one (1)- month’s duration, (b) 0.26161% (26.161 basis points) for an Interest Period of three (3)- months’ duration, and (c) 0.42826% (42.826 basis points) for an Interest Period of six (6)- months’ duration.
“Term SOFR Rate Loan” means a Loan made hereunder with respect to which the interest rate is calculated by reference to Term SOFR.
“Term SOFR Replacement Date” has the meaning provided in Section 3.03.
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“Threshold Amount” means (a) for any Recourse Indebtedness, $35,000,000, and (b) for any Non-Recourse Indebtedness, $100,000,000.

“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments, Revolving Credit Exposure and Outstanding Amount of all Term Loans of such Lender at such time.
“Treasury Management Agreement” means any agreement governing the provision of treasury or cash management services, including, without limitation, deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards, employee credit card programs and commercial cards), funds transfer, automated clearinghouse, direct debit, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services, netting services, cash pooling arrangements, credit and debit card acceptance or merchant services and other treasury or cash management services.
“Trilogy Subsidiary” means Trilogy REIT Holdings, LLC or any Subsidiary thereof, and collectively, the “Trilogy Subsidiaries”.
“Type” means, with respect to any Revolving Loan or Term Loan, its character as a Base Rate Loan, a Term SOFR Rate Loan or a Daily SOFR Rate Loan.
“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York or, as the context requires, any other applicable jurisdiction.
“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance).
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unconsolidated Affiliates” means an affiliate of the Parent whose financial statements are not required to be consolidated with the financial statements of the Parent in accordance with GAAP.
“Unencumbered Asset Value” means for any Consolidated Unencumbered Property, an amount, not less than $0, equal to: (a)(1) for a Consolidated Unencumbered Property owned by such Consolidated Party (other than a Trilogy Subsidiary) on the last day of the then most recently ended fiscal quarter (other than a Consolidated Unencumbered Property acquired during the then most recently ended four fiscal quarters), an amount equal to the Net Operating Income for the most recently completed fiscal quarter multiplied by four and (2) divided by the applicable Capitalization Rate for such Consolidated Unencumbered Property and (b) for a Consolidated Unencumbered Property acquired by such Consolidated Party (other than a Trilogy Subsidiary) during the most recently ended four fiscal quarters, the aggregate acquisition cost of such Consolidated Unencumbered Property.
“Unencumbered Indebtedness Yield” means, as of any date of determination, the ratio of (a)(i) Consolidated Unencumbered NOI plus (ii) interest income from unencumbered Qualified Mortgage Loans, as of the end of the most recently completed fiscal quarter, multiplied by four to (b) the Consolidated Unsecured Indebtedness for the most recently completed fiscal quarter. For the avoidance of doubt, the interest income from unencumbered Qualified Mortgage Loans that are owned by the Consolidated Parties

(other than the Trilogy Subsidiaries) for less than one fiscal quarter will be included in calculating Unencumbered Indebtedness Yield as if such Qualified Mortgage Loans were owned by such Consolidated Parties as of the beginning of the then most recently completed fiscal quarter.
“Unencumbered Net Operating Income” means, for any period, the Net Operating Income from all Unencumbered Properties.
“Unencumbered Property” means, as of any date of determination, each Eligible Unencumbered Property, and each Real Property Asset that is identified as an Unencumbered Property in accordance with Section 6.16 and was included in the calculations set forth in the most recent Unencumbered Property Certificate delivered to the Administrative Agent.
“Unencumbered Property Certificate” means a certificate substantially in the form of Exhibit C hereto.
“Unencumbered Property Pool” means, collectively, on and after the Closing Date, (i) the Real Property Assets that satisfy the criteria set forth in the definition of Eligible Unencumbered Properties that are included in the calculations set forth in the most recent Unencumbered Property Certificate delivered to the Administrative Agent and (ii) also collectively satisfy the Unencumbered Property Pool Criteria.
“Unencumbered Property Pool Criteria” means the following diversification parameters and other criteria:
(a)    no single Unencumbered Property shall account for greater than 25% of the Consolidated Unencumbered Total Asset Value, with any excess being subtracted from the Consolidated Unencumbered Total Asset Value;
(b)    Unencumbered Properties that are located in any single metropolitan statistical area shall not account for greater than 25% of the Consolidated Unencumbered Total Asset Value, with any excess being subtracted from the Consolidated Unencumbered Total Asset Value;
(c)    no more than 25% of the Consolidated Unencumbered Total Asset Value shall be attributable to one or more Unencumbered Properties with the same Tenant, with any excess being subtracted from the Consolidated Unencumbered Total Asset Value;
(d)    no more than 15% of the Consolidated Unencumbered Total Asset Value shall be attributable to Unencumbered Properties of which the Parent, the Borrower or any Wholly Owned Subsidiary of the Borrower own less than 95% of the Capital Stock of the applicable Controlled Party with ordinary voting rights issued by the applicable Controlled Party, with any excess being subtracted from the Consolidated Unencumbered Total Asset Value;
(e)    no more than 20% of the Consolidated Unencumbered Total Asset Value may be attributable to hospital properties, with any excess being subtracted from the Consolidated Unencumbered Total Asset Value; and
(f)    no more than 25% of the Consolidated Unencumbered Total Asset Value may be attributable to skilled nursing facilities, with any excess being subtracted from the Consolidated Unencumbered Total Asset Value.
“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Internal Revenue Code for the applicable plan year.
“United States” or “U.S.” means the United States of America.
“Unreimbursed Amount” has the meaning provided in Section 2.03(f).
“Unused Fee Rate” means for any calendar quarter (a) 0.25% per annum if the actual daily Commitment Utilization Percentage for such quarter is less than or equal to 50% and (b) 0.20% per annum if the actual daily Commitment Utilization Percentage for such quarter is greater than 50%.
“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code.
“Wholly Owned” means, with respect to any direct or indirect Subsidiary of any Person, that 100% of the Capital Stock with ordinary voting power issued by such Subsidiary (other than directors’ qualifying shares and investments by foreign nationals mandated by applicable Law) is beneficially owned, directly or indirectly, by such Person.
“Withholding Agent” means the Borrower and the Administrative Agent.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
1.02Interpretive Provisions. With reference to this Credit Agreement and each other Credit Document, unless otherwise provided herein or in such other Credit Document:
(a)The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(b)(i)    The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof.
(ii)Unless otherwise provided or required by context, Article, Section, Exhibit and Schedule references are to the Credit Document in which such reference appears.

(iii)The term “including” is by way of example and not limitation.
(iv)The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.
(c)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”
(d)Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Credit Agreement or any other Credit Document.
1.03Accounting Terms.
(a)All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Credit Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Pro Forma Financial Statements except as otherwise specifically prescribed herein.
(b)The Borrower will provide a written summary of material changes in GAAP or in the consistent application thereof with each annual and quarterly Compliance Certificate delivered in accordance with Section 6.02(a). If at any time any change in GAAP or in the consistent application thereof would affect the computation of any financial ratio or requirement set forth in any Credit Document, and either the Borrower or the Required Lenders shall object in writing to determining compliance based on such change, then such computations shall continue to be made on a basis consistent with the most recent financial statements delivered pursuant to Section 6.01(a) or (b) as to which no such objection has been made. Notwithstanding the foregoing, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any change to GAAP occurring after the Closing Date as a result of the adoption of Accounting Standards Update, 2016-02 Leases (Topic 842), issued by the Financial Accounting Standards Board in February 2016, or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require treating any lease (or similar arrangement conveying the right to use an asset) as a capital or financing lease where such lease (or similar arrangement) was not required to be so treated under GAAP as in effect on the Closing Date.
(c)Determinations of the calculation of and compliance with the financial covenants set forth in Section 6.12 shall be made on a Pro Forma Basis.
1.04Rounding. Any financial ratios required to be maintained by the Consolidated Parties pursuant to this Credit Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding up if there is no nearest number).
1.05References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Credit Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Credit Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.
1.06Times of Day. Unless otherwise provided, all references herein to times of day shall be references to Central time (daylight or standard, as applicable).
1.07Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
1.08Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time.
1.09Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Credit Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.
II.COMMITMENTS AND EXTENSION OF CREDIT.
2.01Commitments. Subject to the terms and conditions set forth herein:
(a)Revolving Loans. During the Revolving Commitment Period, each Revolving Lender severally agrees to make revolving credit loans (the “Revolving Loans”) to the Borrower in Dollars on any Business Day; provided that after giving effect to any such Revolving Loan, (i) with regard to the Revolving Lenders collectively, the aggregate Outstanding Amount of

Revolving Obligations shall not exceed the Aggregate Revolving Commitments, and (ii) with regard to each Revolving Lender individually, such Revolving Lender’s Revolving Commitment Percentage of Revolving Obligations shall not exceed its respective Revolving Committed Amount. Revolving Loans may consist of Term SOFR Rate Loans or Daily SOFR Rate Loans, or a combination thereof, except as provided herein, and may be repaid and reborrowed in accordance with the provisions hereof.
(b)Term Loan. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Term Loan Lender severally, but not jointly, agrees to fund its pro rata share of a term loan in Dollars to the Borrower (the “Term Loan”) on the Closing Date in an aggregate amount not to exceed such Term Loan Lender’s Term Loan Commitment; provided, that after giving effect to any Borrowing of a Term Loan, the outstanding amount of the Term Loan shall not exceed the total Term Loan Commitment. Term Loans may consist of Term SOFR Rate Loans or Daily SOFR Rate Loans, or a combination thereof, except as provided herein. Term Loans may be repaid in whole or in part at any time but amounts repaid on the Term Loan may not be reborrowed.
(c)Increases of the Aggregate Revolving Commitments; Addition of Incremental Term Loan Facilities. The Borrower shall have the right, upon at least five Business Days’ prior written notice to the Administrative Agent, to increase the Aggregate Revolving Commitments (each such increase, an “Incremental Revolving Increase”) or to add one or more tranches of term loans (each an “Incremental Term Loan Facility”; each Incremental Term Loan Facility and each Incremental Revolving Increase are collectively referred to as “Incremental Facilities”), provided that
(i)the aggregate principal amount of all Incremental Facilities shall not exceed $700,000,000;
(ii)no Default or Event of Default shall exist on the effective date of any Incremental Facility or would exist after giving effect to any such Incremental Facility;
(iii)no existing Lender shall be under any obligation to provide any commitment to an Incremental Facility (an “Incremental Facility Commitment”) and any such decision whether to provide an Incremental Facility Commitment shall be in such Lender’s sole and absolute discretion;
(iv)each Incremental Facility Commitment shall be in a minimum principal amount of $5,000,000 and in integral multiples of $1,000,000 in excess thereof (or such lesser amounts as the Administrative Agent and the Borrower may agree);
(v)the maturity date of any Incremental Revolving Increase shall be the Revolving Loan Maturity Date and the maturity date of any Incremental Term Loan Facility shall be the Term Loan Maturity Date;
(vi)each Person providing an Incremental Facility Commitment shall qualify as an Eligible Assignee;
(vii)the Borrower shall deliver to the Administrative Agent:
(A)a certificate of each Credit Party dated as of the date of such increase signed by a Responsible Officer of such Credit Party certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Credit Party approving such Incremental Facility;
(B)a certificate of the Borrower dated as of the effective date of such Incremental Facility signed by a Responsible Officer of the Borrower certifying that, before and after giving effect to such Incremental Facility, (1) the representations and warranties of each Credit Party contained in Article V or any other Credit Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (2) no Default or Event of Default exists;
(C)any new or amended and restated Notes (to the extent requested by the Lenders) to reflect such Incremental Facilities;
(D)opinions of legal counsel to the Credit Parties, addressed to the Administrative Agent and each Lender (including each Person providing an Incremental Facility Commitment), dated as of the effective date of such Incremental Facility, in form and substance reasonably satisfactory to the Administrative Agent;
(E)upon the reasonable request of any increasing or new Lender made at least five (5) days prior to the effective date of such increase, each Credit Party shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five (5) days prior to the effective date of such increase and (y) at least five days prior to the effective date of such increase, any Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each increasing or new Lender that so requests, a Beneficial Ownership Certification in relation to such Credit Party; and
(F)all fees, including but not limited to arrangement and upfront fees required under any engagement letter or Fee Letter due in connection with the syndication of the commitments to fund such Incremental Facility;
(viii)the Administrative Agent shall have received documentation from each Person providing an Incremental Facility Commitment evidencing its Incremental Facility Commitment and its obligations under this Credit Agreement in form and substance reasonably acceptable to the Administrative Agent, including, without limitation a Lender Joinder Agreement substantially in the form of Exhibit G attached hereto or other arrangement reasonably acceptable to the Administrative Agent;
(ix)in the case of any Incremental Revolving Increase with respect to the Aggregate Revolving Commitments, (A) if any Revolving Loans are outstanding on the date of such increase, (1) each Lender providing such Incremental Revolving Increase shall make Revolving Loans, the proceeds of which shall be applied by the Administrative Agent to prepay the Revolving Loans of the existing Revolving Lenders, in an amount necessary such that after giving effect thereto the outstanding Revolving Loans are held ratably among all the Revolving Lenders and (2) the Borrower shall pay an amount required pursuant to Section 3.05 as a result of any such prepayment of Revolving Loans of existing Revolving Lenders and (B) such Incremental Revolving Increase shall be on the exact same terms and pursuant to the exact same documentation applicable to such existing Revolving Loans; and
(x)in the case of an Incremental Term Loan Facility and subject to the requirements of clauses (c)(i) through (vii) above, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may, from time to time, request an increase to the Term Loan Commitments, or one or more additional term loan tranches. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than 10 Business Days from the date of delivery of such notice to the Lenders).
The Incremental Facility Commitments and credit extensions thereunder shall constitute Commitments and Obligations under, and shall be entitled to all the benefits afforded by, this Credit Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guaranty.
2.02Borrowings, Conversions and Continuations.
(a)Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by (i) telephone or (ii) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such notice must be received by the Administrative Agent not later than 12:00 p.m. (A) on the date of the request for any Borrowing or continuation of Daily SOFR Rate Loans, (B) two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Rate Loans or of any conversion of Term SOFR Rate Loans to Daily SOFR Rate Loans. Each Borrowing, conversion or continuation of (x) Term SOFR Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof and (y) Base Rate Loans and Daily SOFR Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, in connection with any conversion or continuation of a Term Loan, if less, the entire principal thereof then outstanding). Unless otherwise specified herein, no conversion from Term SOFR Rate Loans may be made other than at the end of the corresponding Interest Period. Each Loan Notice shall specify (i) whether the applicable request is with respect to Revolving Loans or Term Loans, (ii) whether such request is for a Borrowing, conversion of Loans from one Type to the other, or a continuation of either Term SOFR Rate Loans or Daily SOFR Rate Loans, (iii) the requested date of such Borrowing, conversion or continuation (which shall be a Business Day), (iv) the principal amount of Loans to be borrowed, converted or continued, (v) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (vi) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify Term SOFR in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation of a Term SOFR Rate Loan, then the applicable Loans shall be made as, or converted to, Daily SOFR Rate Loans. Any such automatic conversion to Daily SOFR Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Loans. Notwithstanding the foregoing, so long as a standing instruction notification in form and substance reasonably acceptable to the Administrative Agent is in effect, if the Borrower fails to give a timely notice requesting a conversion or continuation of a Term SOFR Rate Loan, then the Term SOFR

Rate Loan shall be automatically continued as a Term SOFR Rate Loan with an Interest Period of one month. If the Borrower requests a Term SOFR Rate Loan, or a conversion to or continuation of Term SOFR Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.
(b)Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender, as applicable, of the amount of its Revolving Commitment Percentage or Term Loan Commitment Percentage of the applicable Loans, as the case may be, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender, as applicable, of the details of any continuation of Term SOFR Rate Loans or automatic conversion to Daily SOFR Rate Loans, in each case as described in the preceding subsection. In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 2:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Extension of Credit, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the applicable party on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date the Loan Notice with respect to such Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings and second, to the party identified in the applicable Loan Notice as provided above.
(c)Without limitation of any other conditions herein, a Borrowing or continuation of or conversion to Term SOFR Rate Loans shall not be permitted if:
(i)The requested Borrowing or continuation of or conversion to Term SOFR Rate Loans would cause more than seven Interest Periods to be in effect at any one time for Term SOFR Rate Loans, after giving effect to all Term SOFR Rate Loans, all conversions of Loans from one Type to another, and all continuations of Loans as the same Type; or
(ii)The requested interest period does not conform to the definition of Interest Period herein; or
(iii)Any of the circumstances referred to in Section 3.03 shall apply with respect to the requested Borrowing or continuation of or conversion to Term SOFR Rate Loans.
(d)The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to each portion of the Loan other than Daily SOFR Rate Loans upon determination of same.
(e)Notwithstanding the foregoing provisions of this Section 2.02 or any other provisions in any other Credit Document to the contrary, at all times when any Swap Contract of any Credit Party to which a Lender or any Affiliate of a Lender is a party is in effect, Borrower shall elect Interest Periods of one month in duration for all Term SOFR Rate Loans. Borrower shall time its rate election so that each Interest Period with respect to such Term SOFR Rate Loans ends on a day when a payment is due from either counterparty under any such Swap Contract.

(f)With respect to SOFR or Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.
2.03Letters of Credit.
(a)General. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Borrower may request any L/C Issuer, in reliance on the agreements of the Revolving Lenders set forth in this Section 2.03, to issue, at any time and from time to time during the Revolving Commitment Period, Letters of Credit denominated in Dollars for its own account or the account of any of its Subsidiaries in such form as is acceptable to the Administrative Agent and such L/C Issuer in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Commitments.
(b)Notice of Issuance, Amendment, Extension, Reinstatement or Renewal. To request the issuance of a Letter of Credit (or the amendment of the terms and conditions, extension of the terms and conditions, extension of the expiration date, or reinstatement of amounts paid, or renewal of an outstanding Letter of Credit), the Borrower shall deliver (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable L/C Issuer) to an L/C Issuer selected by it and to the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, extended, reinstated or renewed, and specifying the date of issuance, amendment, extension, reinstatement or renewal (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with clause (d) of this Section 2.03), the amount of such Letter of Credit, the name and address of the beneficiary thereof, the purpose and nature of the requested Letter of Credit and such other information as shall be necessary to prepare, amend, extend, reinstate or renew such Letter of Credit. If requested by the applicable L/C Issuer, the Borrower also shall submit a letter of credit application and reimbursement agreement on such L/C Issuer’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Credit Agreement and the terms and conditions of any form of letter of credit application and reimbursement agreement or other agreement submitted by the Borrower to, or entered into by the Borrower with, an L/C Issuer relating to any Letter of Credit, the terms and conditions of this Credit Agreement shall control.
If the Borrower so requests in any applicable Letter of Credit Application (or the amendment of an outstanding Letter of Credit), the applicable L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit shall permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than the date(the “Non-Extension Notice Date”) in each such twelve-month period agreed upon by the Borrower and the applicable L/C Issuer at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Borrower shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of

Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiration date not later than the date permitted pursuant to Section 2.03(d); provided, that such L/C Issuer shall not (i) permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its extended form under the terms hereof (except that the expiration date may be extended to a date that is no more than one year from the then-current expiration date) or (B) it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is seven Business Days before the Non-Extension Notice Date from the Administrative Agent that the Required Lenders have elected not to permit such extension or (ii) be obligated to permit such extension if it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is seven Business Days before the Non-Extension Notice Date from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions set forth in Section 4.02 is not then satisfied, and in each such case directing such L/C Issuer not to permit such extension.
(c)Limitations on Amounts, Issuance and Amendment. A Letter of Credit shall be issued, amended, extended, reinstated or renewed only if (and upon issuance, amendment, extension, reinstatement or renewal of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, extension, reinstatement or renewal (i) the aggregate amount of the outstanding Letters of Credit issued by any L/C Issuer shall not exceed its L/C Commitment, (ii) the aggregate L/C Obligations shall not exceed the Letter of Credit Sublimit, (iii) the Revolving Credit Exposure of any Revolving Lender shall not exceed its Revolving Committed Amount and (iv) the total Revolving Credit Exposures shall not exceed the Aggregate Revolving Commitments.
(i)No L/C Issuer shall be under any obligation to issue any Letter of Credit if:
(A)any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing the Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;
(B)the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally;
(C)except as otherwise agreed by the Administrative Agent and such L/C Issuer, the Letter of Credit is in an initial stated amount less than $500,000;
(D)any Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with the Borrower or such

Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.14(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or
(E)the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.
(ii)No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.
(d)Expiration Date. Each Letter of Credit shall have a stated expiration date no later than the earlier of (i) the date 12 months after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, whether automatic or by amendment, 12 months after the then current expiration date of such Letter of Credit) and (ii) the Letter of Credit Expiration Date, unless approved by the Required Revolving Lenders.
(e)Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the expiration date thereof), and without any further action on the part of the applicable L/C Issuer or the Revolving Lenders, such L/C Issuer hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such L/C Issuer, a participation in such Letter of Credit equal to such Revolving Lender’s Revolving Commitment Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this clause (e) in respect of Letters of Credit is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including any amendment, extension, reinstatement or renewal of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments.
In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely, unconditionally and irrevocably agrees to pay to the Administrative Agent, for account of the applicable L/C Issuer, such Revolving Lender’s Revolving Commitment Percentage of each L/C Disbursement made by an L/C Issuer not later than 12:00 p.m. on the Business Day specified in the notice provided by the Administrative Agent to the Revolving Lenders pursuant to Section 2.03(f) until such L/C Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason, including after the Revolving Loan Maturity Date. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.02 with respect to Revolving Loans made by such Revolving Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable L/C Issuer the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to Section 2.03(f), the Administrative Agent shall distribute such payment to the applicable L/C Issuer or, to the extent that the Revolving Lenders have made payments pursuant to this clause (e) to reimburse such L/C Issuer, then to such Revolving Lenders and such L/C Issuer as their interests may appear. Any payment made by a Revolving Lender pursuant to this clause (e) to reimburse an L/C Issuer for any L/C Disbursement shall not constitute a Revolving Loan and shall not relieve the Borrower of its obligation to reimburse such L/C Disbursement.
Each Revolving Lender further acknowledges and agrees that its participation in each Letter of Credit will be automatically adjusted to reflect such Revolving Lender’s Revolving Commitment Percentage of the aggregate amount available to be drawn under such Letter of Credit at each time such Revolving Lender’s Revolving Commitment is amended pursuant to the operation of Section 2.01(c) or 2.15, as a result of an assignment in accordance with Section 10.06 or otherwise pursuant to this Credit Agreement.
If any Revolving Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.03(e), then, without limiting the other provisions of this Credit Agreement, the applicable L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the Overnight Rate, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Lender’s Revolving Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of any L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause shall be conclusive absent manifest error.
(f)Reimbursement. If an L/C Issuer shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such L/C Issuer in respect of such L/C Disbursement by paying to the Administrative Agent an amount equal to such L/C Disbursement not later than 11:00 a.m. on (i) the Business Day that the Borrower receives notice of such L/C Disbursement, if such notice is received prior to 9:00 a.m. or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, provided that, if such L/C Disbursement is not less than $500,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.02 that such payment be financed with a Borrowing of Daily SOFR Rate Loans in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Borrowing of Daily SOFR Rate Loans. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable L/C Disbursement, the payment then due from the Borrower in respect thereof (the “Unreimbursed Amount”) and such Revolving Lender’s Revolving Committed Percentage thereof. In such event, the Borrower shall be deemed to have requested a Borrowing of Daily SOFR Rate Loans to be disbursed on the date of payment by the applicable L/C Issuer under a Letter of Credit in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Daily SOFR Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Revolving Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice). Any notice given by any L/C Issuer or the Administrative Agent pursuant to this Section 2.03(f) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(g)Obligations Absolute. The Borrower’s obligation to reimburse L/C Disbursements as provided in clause (f) of this Section 2.03 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Credit Agreement under any and all circumstances whatsoever and irrespective of:
(i)any lack of validity or enforceability of this Credit Agreement, any other Credit Document or any Letter of Credit, or any term or provision herein or therein;
(ii)the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Credit Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)any draft, demand, certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement in such draft or other document being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv)waiver by any L/C Issuer of any requirement that exists for such L/C Issuer’s protection and not the protection of the Borrower or any waiver by such L/C Issuer which does not in fact materially prejudice the Borrower;
(v)honor of a demand for payment presented electronically even if such Letter of Credit required that demand be in the form of a draft;
(vi)any payment made by any L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable;
(vii)payment by the applicable L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit; or any payment made by any L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or
(viii)any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.03, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder.
The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the applicable L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against each L/C Issuer and its correspondents unless such notice is given as aforesaid.

None of the Administrative Agent, the Lenders, any L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the applicable L/C Issuer or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the applicable L/C Issuer; provided that the foregoing shall not be construed to excuse an L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by Applicable Law) suffered by the Borrower that are caused by such L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an L/C Issuer (as finally determined by a court of competent jurisdiction), an L/C Issuer shall be deemed to have exercised care in each such determination, and that:
(i)an L/C Issuer may replace a purportedly lost, stolen, or destroyed original Letter of Credit or missing amendment thereto with a certified true copy marked as such or waive a requirement for its presentation;
(ii)an L/C Issuer may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit and without regard to any non-documentary condition in such Letter of Credit;
(iii)an L/C Issuer shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and
(iv)this sentence shall establish the standard of care to be exercised by an L/C Issuer when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by Applicable Law, any standard of care inconsistent with the foregoing).
Without limiting the foregoing, none of the Administrative Agent, the Lenders, any L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of (i) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or other Person, (ii) an L/C Issuer declining to take-up documents and make payment (A) against documents that are fraudulent, forged, or for other reasons by which that it is entitled not to honor or (B) following a Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents or (iii) an L/C Issuer retaining proceeds of a Letter of Credit based on an apparently applicable attachment order, blocking regulation, or third-party claim notified to such L/C Issuer.
(h)Applicability of ISP and UCP; Limitation of Liability. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued by it, the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, no L/C Issuer shall be responsible to the Borrower for, and no L/C Issuer’s rights and remedies against the Borrower shall be impaired by, any action or inaction of any L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Credit Agreement, including the Law or any order of a jurisdiction where any L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.
(i)Benefits of L/C Issuers. Each L/C Issuer shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to such L/C Issuer.
(j)Disbursement Procedures. The L/C Issuer for any Letter of Credit shall, within the time allowed by applicable Laws or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. Such L/C Issuer shall promptly after such examination notify the Administrative Agent and the Borrower in writing of such demand for payment if such L/C Issuer has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such L/C Issuer and the Revolving Lenders with respect to any such L/C Disbursement.
(k)Interim Interest. If the L/C Issuer for any Letter of Credit shall make any L/C Disbursement, then, unless the Borrower shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that the Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to Daily SOFR Rate Loans; provided that if the Borrower fails to reimburse such L/C Disbursement when due pursuant to clause (f) of this Section 2.03, then Section 2.07(b) shall apply. Interest accrued pursuant to this clause (k) shall be for account of such L/C Issuer, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to clause (f) of this Section 2.03 to reimburse such L/C Issuer shall be for account of such Revolving Lender to the extent of such payment.
(l)Replacement of any L/C Issuer. Any L/C Issuer may be replaced at any time by written agreement between the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. The Administrative Agent shall notify the Revolving Lenders of any such replacement of an L/C Issuer. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer pursuant to Section 2.08(d). From and after the effective date of any such replacement, (i) the successor L/C Issuer shall have all the rights and obligations of an L/C Issuer under this Credit Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to include such successor or any previous L/C Issuer, or such successor and all previous L/C Issuer, as the context shall require. After the replacement of an L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an L/C Issuer under this Credit Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(m)Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Revolving Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with L/C Obligations representing more than 50% of the total L/C Obligations) demanding the deposit of cash collateral pursuant to this clause (m), the Borrower shall immediately deposit into an account established and maintained on the books and records of the Administrative Agent (the “Collateral Account”) an amount in cash equal to Minimum Collateral Amount as of such date plus any accrued and unpaid interest thereon, provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (f) of Section 8.01. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Credit Agreement. In addition, and without limiting the foregoing or clause (d) of this Section 2.03, if any L/C Obligations remain outstanding after the expiration date specified in said clause (d) or on any L/C Cash Collateralization Date, the Borrower shall immediately deposit into the Collateral Account an amount in cash equal to the Minimum Collateral Amount as of such date plus any accrued and unpaid interest thereon.
The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the Collateral Account. Moneys in the Collateral Account shall be applied by the Administrative Agent to reimburse each L/C Issuer for L/C Disbursements for which it has not been reimbursed, together with related fees, costs, and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Obligations at such time or, if the maturity of the Revolving Loans has been accelerated (but subject to the consent of Revolving Lenders with L/C Obligations representing more than 50% of the total L/C Obligations), be applied to satisfy other obligations of the Borrower under this Credit Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.
(n)Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(o)Multiple L/C Issuers. The Borrower may select which L/C Issuer it requests to issue a Letter of Credit.
(p)Reports. Each L/C Issuer shall provide to the Administrative Agent a list of outstanding Letters of Credit issued by it (together with type, amounts, maturity and/or cancellation date).
2.04Repayment of Loans.
(a)Revolving Loans. The Borrower shall repay to the Revolving Lenders on the Revolving Loan Maturity Date the aggregate principal amount of Revolving Loans outstanding on such date.

(b)Term Loans. The Borrower shall repay to the Term Loan Lenders on the Term Loan Maturity Date the aggregate principal amount of Term Loans outstanding on such date.
2.05Prepayments.
(a)Voluntary Prepayments. The Loans may be repaid in whole or in part without premium or penalty (except, in the case of Term SOFR Rate Loans, amounts payable pursuant to Section 3.05); provided, that (i) a Notice of Loan Prepayment must be received by 11:00 a.m. by the Administrative Agent (A) two Business Days prior to any date of prepayment of Term SOFR Rate Loans and Daily SOFR Rate Loans and (B) on the date of prepayment of Base Rate Loans, (ii) any such prepayment of Term SOFR Rate Loans or Daily SOFR Rate Loans shall be in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof, and (iii) any prepayment of Base Rate Loans shall be in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof, or, in each case, the entire principal amount thereof, if less. Each such notice of voluntary repayment hereunder shall be irrevocable and shall specify the date and amount of prepayment and the Loans and Types of Loans which are to be prepaid. The Administrative Agent will give prompt notice to the applicable Lenders of any prepayment on the Loans and the Lender’s interest therein. Any prepayments of a Loan hereunder shall be accompanied by accrued interest thereon and, in the case of Term SOFR Rate Loans or Daily SOFR Rate Loans, any additional amounts required pursuant to Section 3.05. Subject to Section 2.14, each such prepayment shall be applied to the Revolving Loans of the Revolving Lenders in accordance with their respective Revolving Commitment Percentages and to the Term Loans of the Term Loan Lenders in accordance with their respective Term Loan Commitment Percentages, as applicable.
(b)Mandatory Prepayments. If the Administrative Agent notifies the Borrower at any time that the aggregate Outstanding Amount of all Revolving Loans and all L/C Obligations at such time exceed the Revolving Commitments then in effect, then, within two Business Days after receipt of such notice, the Borrower shall prepay Revolving Loans and/or the Borrower shall Cash Collateralize the L/C Obligations in an aggregate amount at least equal to such excess; provided, however, that, subject to the provisions of Section 2.13(a), the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b) unless after the prepayment in full of the Revolving Loans the aggregate Outstanding Amount of all Revolving Loans and all L/C Obligations exceed the Revolving Commitments then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations.
(c)Application. Within each Loan, prepayments will be applied first to Daily SOFR Rate Loans, then to Term SOFR Rate Loans in direct order of Interest Period maturities. In addition, voluntary prepayments shall be applied as specified by the Borrower. Voluntary prepayments on the Revolving Obligations and on the Term Loans will be paid by the Administrative Agent to the Revolving Lenders and the Term Loan Lenders, as the case may be, ratably in accordance with their respective interests therein.
2.06Termination or Reduction of Commitments. The Revolving Commitments and the Term Loan Commitments hereunder may be permanently reduced in whole or in part by notice from the Borrower to the Administrative Agent; provided, that (i) any such notice thereof must be received by 11:00 a.m. at least five Business Days prior to the date of reduction or termination and any such reduction shall be in a minimum principal amount of $10,000,000 and integral multiples of $1,000,000 in excess thereof; (ii) the Revolving Commitments may not be reduced to an amount less than the Revolving Obligations then outstanding; and (iii) if, after giving effect to any reduction of the Revolving Commitments the Letter of Credit Sublimit exceeds the amount of the Revolving Commitments, such Letter of Credit Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent shall give prompt notice to the Lenders, as the case may be, of any such reduction in the Revolving Commitments and/or Term Loan Commitments. Any reduction of the Revolving Commitments and/or Term Loan Commitments shall be applied to the respective Commitment of each such Lender according to its Revolving Commitment Percentage and/or Term Loan Commitment Percentage thereof. All commitment or other fees accrued until the effective date of any termination of the Commitments shall be paid on the effective date of such termination.
2.07Interest.
(a)Subject to the provisions of subsection (b) and subsection (c) below, (i) each Daily SOFR Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Daily Simple SOFR Rate plus the Applicable Rate for Daily SOFR Rate Loans; and (ii) each Term SOFR Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Rate for Term SOFR Rate Loans; and (iii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Base Rate Loans.
(b)If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(c)If any amount (other than principal of any Loan) payable by the Borrower under any Credit Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(d)Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
(e)Interest on each Loan shall be due and payable in arrears on the applicable Interest Payment Date. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
2.08Fees.
(a)Revolving Unused Fee. Commencing on the Closing Date and at any time that the Applicable Rate is determined based on the Consolidated Leverage Ratio Based Pricing Grid, the Borrower agrees to pay the Administrative Agent for the ratable benefit of the Revolving Lenders an unused fee in Dollars (the “Revolving Unused Fee”) computed at the Unused Fee Rate on the actual daily amount of the Available Commitments. To the extent applicable, the Revolving Unused Fee shall accrue at all times during the Revolving Commitment Period (and thereafter so long as Revolving Obligations shall remain outstanding), including periods during which the conditions in Section 4.02 may not be met, and shall be payable quarterly in arrears on the 10th day following the last day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Revolving Loan Maturity Date (and, if applicable, thereafter on demand); provided that pursuant to Section 2.14(a)(iii), (i) no Revolving Unused Fee shall accrue on the Revolving Commitment of a Defaulting Lender so long as such Revolving Lender shall be a Defaulting Lender and (ii) any Revolving Unused Fee accrued with respect to the Revolving Commitment of a Defaulting Lender during the period prior to the time such Revolving Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Revolving Lender shall be a Defaulting Lender. The Revolving Unused Fee shall be calculated quarterly in arrears, and if there is any change in the Unused Fee Rate, the actual daily amount shall be computed and multiplied by the Unused Fee Rate separately for each day that such Unused Fee Rate was in effect. The Administrative Agent shall distribute the Revolving Unused Fee to the Revolving Lenders pro rata in accordance with the respective Revolving Commitments of the Revolving Lenders.
(b)Facility Fee. At any time that the Applicable Rate is determined based on the Debt Ratings Based Pricing Grid, the Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Revolving Commitment Percentage, a facility fee in Dollars equal to the facility fee as determined in the Debt Ratings Based Pricing Grid times the actual daily amount of the Aggregate Revolving Commitments (or, if the Aggregate Revolving Commitments have terminated, on the Outstanding Amount of all Revolving Loans and L/C Obligations), regardless of usage, subject to adjustment as provided in Section 2.15. The facility fee shall accrue at all times during the Revolving Commitment Period (and thereafter so long as any Revolving Loans or L/C Obligations remain outstanding), including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the tenth (10th) day following the last day of each March, June, September and December, commencing with the first such date to occur after the Applicable Rate is determined based on the Debt Ratings Based Pricing Grid, and on the last day of the Revolving Commitment Period (and, if applicable, thereafter on demand). The facility fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the facility fee as determined in the Debt Ratings Based Pricing Grid separately for each period during such quarter that such Applicable Rate was in effect.
(c)Upfront and Other Fees. The Borrower agrees to pay to the Administrative Agent for the benefit of the Lenders the upfront and other fees in Dollars provided in the Fee Letters.
(d)Letter of Credit Fees.
(i)Letter of Credit Fee. In consideration of the L/C Commitments hereunder, the Borrower agrees to pay, in Dollars, to the Administrative Agent for the ratable benefit of the Revolving Lenders an annual fee in Dollars (the “Letter of Credit Fee”) with respect to each Letter of Credit issued hereunder equal to (A) the Applicable Rate per annum multiplied by (B) the actual daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letters of Credit) from the date of issuance to the date of expiration. The Letter of Credit Fee shall be computed on a quarterly basis in arrears and shall be payable quarterly in arrears on the 10th day after the end of each March, June, September and December, commencing on the first such date to occur after the Closing Date, and on the Revolving Loan Maturity Date (and, if applicable, thereafter on demand); provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to an L/C Issuer pursuant to Section 2.03 shall be payable, to the maximum extent permitted by applicable Law, to the other Revolving Lenders in accordance with the upward adjustments in their respective Revolving Commitment Percentage allocable to such Letter of Credit pursuant to Section 2.14(a)(iv), with the balance of such fee, if any, payable to the applicable L/C Issuer for its own account.
(ii)L/C Issuer Fees. In addition to the Letter of Credit Fee, the Borrower agrees to pay directly to the applicable L/C Issuer for its own account without sharing by the other Revolving Lenders (A) with the issuance of each such Letter of Credit, a fronting fee of 0.125% per annum on the maximum amount available to be drawn under Letters of Credit issued by it from the date of issuance to the date of expiration, and (B) upon the issuance, amendment, negotiation, transfer and/or conversion of any Letters of Credit or any other action or circumstance requiring administrative action on the part of the L/C Issuer with respect thereto, customary charges of the applicable L/C Issuer with respect thereto (collectively, the “L/C Issuer Fees”). The L/C Issuer Fees shall be computed on a quarterly basis in arrears and shall be payable quarterly in arrears on the 10th day after the end of each March, June, September and December, commencing on the first such date to occur after the Closing Date, and on the Revolving Loan Maturity Date (and, if applicable, thereafter on demand).
(e)Administrative Agent’s Fees. The Borrower agrees to pay the Administrative Agent such fees as provided in the Fee Letters or as may be otherwise agreed by the Administrative Agent and the Borrower from time to time.
(f)Other Fees.
(i)The Borrower shall pay to the Arrangers and the Administrative Agent for their own respective accounts fees, in Dollars, in the amounts and at the times specified in the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
(ii)The Borrower shall pay to the Lenders such fees, in Dollars, as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
2.09Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.
(a)All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Term SOFR Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360 day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365 day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided, that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one day.
(b)If, as a result of any restatement of or other adjustment to the financial statements of the Credit Parties or for any other reason related to the finances of the Credit Parties, any Credit Party or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the Credit Parties as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Credit Parties shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the applicable L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States or any other Debtor Relief Law, automatically and without further action by the Administrative Agent, any Lender or any L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or any L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(h) or 2.07(b) or under Article VIII. The Credit Parties’ obligations under this paragraph shall survive the termination of the Aggregate Revolving Commitments, the Term Loan Commitments and the repayment of all other Obligations hereunder.
2.10Payments Generally.
(a)All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Credit Agreement be made in the United States. The Administrative Agent will promptly distribute to each Lender its Revolving Commitment Percentage or Term Loan Commitment Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue.
(b)Subject to the definition of “Interest Period” in Section 1.01, if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(c)Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date (or in the case of any Daily SOFR Rate Loan, prior to 12:00 (Noon) on the date of such Borrowing) any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:
(i)if the Borrower fails to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the Overnight Rate from time to time in effect; and
(ii)if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds,

together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the Overnight Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights that the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.
A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.
(d)If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Extension of Credit set forth in Section 4.02 are not satisfied or waived in accordance with the terms hereof or for any other reason, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.
(e)The obligations of the Term Loan Lenders hereunder to make Term Loans and of the Revolving Lenders hereunder to make Revolving Loans and to fund participations in Letters of Credit and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan or to fund any such participation or to make payments pursuant to Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, nor relieve Borrower from any obligations hereunder to the Lenders which fulfill such obligations and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation or to make its payments pursuant to Section 10.04(c).
(f)Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
(g)If at any time insufficient funds are received by or are available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward costs and expenses (including Attorney Costs and amounts payable under Article III) incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

2.11Sharing of Payments.
(a)If any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations held by it (excluding any amounts received by an L/C Issuer to secure the obligations of a Defaulting Lender to fund risk participations hereunder), any payment (whether voluntary, involuntary, through the exercise of any right of set off, or otherwise, but excluding any payments made to a Lender in error by the Administrative Agent (which such payments shall be returned by the Lender to the Administrative Agent immediately upon such Lender’s obtaining knowledge that such payment was made in error)) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided, however, that (i) if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (A) the amount of such paying Lender’s required repayment to (B) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon and (ii) the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Credit Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.13 or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations to any assignee or participant, other than an assignment to any Credit Party or any Subsidiary thereof (as to which the provisions of this Section shall apply). The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set off, but subject to Section 10.08) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Credit Agreement with respect to the portion of the Revolving Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Revolving Obligations purchased.
(b)With respect to any payment that the Administrative Agent makes for the account of the Lenders or any L/C Issuer hereunder, if the Administrative Agent determines (which determination shall be conclusive, absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (i) the Borrowers have not in fact made such payment; (ii) the Administrative Agent has made a payment in excess of the amount so paid by the Borrowers (whether or not then owed); or (iii) the Administrative agent has for any reason otherwise erroneously made such payment; then each of the Lenders or L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, as applicable, in immediately available funds, with interest thereon for each day from the date such amount is distributed to it to the date of repayment by it to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
2.12Evidence of Debt.
(a)The Extension of Credit made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Extension of Credit made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. The Borrower shall execute and deliver to the Administrative Agent a Note for each Lender, requesting a Note, which Note shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.
(b)In addition to the accounts and records referred to in Section 2.12(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
(c)Notwithstanding anything to the contrary in this Credit Agreement, any Lender may exchange, continue or rollover all or the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Credit Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender.
2.13Cash Collateral.
(a)Obligation to Cash Collateralize. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent or any L/C Issuer (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the L/C Issuers’ Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.14(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount.
(b)Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Revolving Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.13(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative

Agent or the applicable L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (determined in the case of Cash Collateral provided pursuant to clause (a) above, after giving effect to Section 2.14(a)(iv) and any Cash Collateral provided by the Defaulting Lender). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. The Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.
(c)Application. Notwithstanding anything to the contrary contained in this Credit Agreement, Cash Collateral provided under any of this Section 2.13 or Sections 2.03, 2.05, 2.14 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(d)Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Revolving Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi)) or (ii) the determination by the Administrative Agent and the applicable L/C Issuer that there exists excess Cash Collateral; provided, however, (x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Credit Documents and the other applicable provisions of the Credit Documents, and (y) the Person providing Cash Collateral and the applicable L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
2.14Defaulting Lenders.
(a)Adjustments. Notwithstanding anything to the contrary contained in this Credit Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Credit Agreement shall be restricted as set forth in the definitions of “Required Lenders”, “Required Revolving Lenders”, “Required Term Lenders” and Section 10.01.
(ii)Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any L/C Issuer hereunder; third, to Cash Collateralize any L/C Issuer’s Fronting Exposure with respect to such

Defaulting Lender in accordance with Section 2.13; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Credit Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Credit Agreement and (y) Cash Collateralize any L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Credit Agreement, in accordance with Section 2.13; sixth, to the payment of any amounts owing to the Lenders or any L/C Issuer as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any L/C Issuer against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.14(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.14(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)Certain Fees.
(A)No Defaulting Lender shall be entitled to receive any fee payable under Section 2.08(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(B)Each Defaulting Lender shall be entitled to receive fees payable under Section 2.08(b) for any period during which that Lender is a Defaulting Lender only to extent allocable to the sum of (1) the Outstanding Amount of the Revolving Loans funded by it, and (2) its Revolving Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.13.
(C)Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.13.

(D)With respect to any fee payable under Section 2.08(a) or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the applicable L/C Issuer, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.
(iv)Reallocation of Revolving Commitment Percentage to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Commitment Percentage (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 10.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)Cash Collateral. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, Cash Collateralize each L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.13.
(b)Defaulting Lender Cure. If the Borrower, the Administrative Agent and the L/C Issuers agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their Revolving Commitment Percentage (without giving effect to Section 2.14(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

2.15Extension of Revolving Loan Maturity Date.
(a)Requests for Extension. The Borrower may, at its option, on a one-time basis during the term of this Credit Agreement, by notice to the Administrative Agent (who shall promptly notify the Lenders, as applicable) not earlier than 90 days and not later than 30 days prior to the Initial Revolving Loan Maturity Date (the date of such notice, the “Extension Request Date”), elect to extend the Initial Revolving Loan Maturity Date to the Extended Revolving Loan Maturity Date.
(b)Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of Initial Revolving Loan Maturity Date pursuant to this Section 2.15 shall not be effective unless:
(i)no Default exists on the date of the request, date of such extension and after giving effect thereto;
(ii)the representations and warranties of the Credit Parties contained in this Credit Agreement and the other Credit Documents are true and correct in all material respects on the Extension Request Date and on and as of the date of such extension of the Initial Revolving Loan Maturity Date (except to the extent that any such representation and warranty is qualified by materiality or reference to a Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), other than those representations and warranties which specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except to the extent that any such representation and warranty is qualified by materiality or reference to a Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects as of such earlier date); provided, for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.01 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01;
(iii)the Administrative Agent shall have received a Compliance Certificate signed by a Responsible Officer of the Borrower (which shall include, without limitation, calculation of the financial covenants) certifying that the Credit Parties are in compliance on a Pro Forma Basis (as of the date of such extension of the Revolving Loan Maturity Date, as applicable) with each financial covenant contained in Section 6.12;
(iv)upon the reasonable request of any Lender made at least five (5) days prior to the effective date of such extension, each Credit Party shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five (5) days prior to the effective date of such extension and (y) at least five days prior to the effective date of such extension, any Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Credit Party; and
(v)the Borrower shall pay to the Administrative Agent, for the pro rata account of each Revolving Lender in accordance with their respective Revolving Commitment Percentages, an extension fee equal to 0.15% of the Aggregate Revolving

Commitments as of such date, which fee shall, when paid, be fully earned and non-refundable under any circumstances.
(c)Conflicting Provisions. This Section 2.15 shall supersede any provisions in Section 2.13 and Section 10.01 to the contrary.
III.TAXES, YIELD PROTECTION AND ILLEGALITY.
3.01Taxes.
(a)Defined Terms. For purposes of this Section 3.01, the term “Applicable Law” includes FATCA.
(b)Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Credit Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(c)Payment of Other Taxes by Borrower. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)Indemnification by Borrower. Each of the Credit Parties shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(e)Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (e).
(f)Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(g)Status of Lenders; Tax Documentation.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,
(A)any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)executed copies of IRS Form W-8ECI;
(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or
(4)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Credit Agreement.
(iii)Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(h)Treatment of Certain Refunds. Unless required by Applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or any L/C Issuer, or have any obligation to pay to any Lender or any L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Credit Party or with respect to which any Credit Party has paid additional amounts pursuant to this Section 3.01, it shall pay to the Credit Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Credit Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Credit Party, upon the request of the Recipient, agrees to repay the amount paid over to the Credit Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the applicable Recipient be required to pay any amount to the Credit Party pursuant to this s clause (h) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This s clause (h) shall not be construed to require any Recipient to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Credit Party or any other Person.
(i)Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or an L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.
3.02Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund Loans whose interest is determined by reference to SOFR, Term SOFR or Daily Simple SOFR, or to determine or charge interest rates based upon SOFR, Term SOFR or Daily Simple SOFR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to engage in reverse repurchase of U.S. Treasury securities transactions of the type included in the determination of SOFR, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (a) any obligation of such Lender to make or continue either Term SOFR Rate Loans or Daily SOFR Rate Loans shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term SOFR Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Rate Loans; (ii) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), immediately prepay or, if applicable, convert all Daily SOFR Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the SOFR component of the Base Rate), and (iii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender at its option may make any Extension of Credit by causing any domestic or foreign branch or Affiliate of such Lender to make such Extension of Credit; provided that any exercise of such option shall not affect the obligation of the Credit Parties to repay such Extension of Credit in accordance with the terms of this Credit Agreement.
3.03Inability to Determine Rates.
(a)If in connection with any request for a Term SOFR Rate Loan or Daily SOFR Rate Loan, or a conversion of Daily SOFR Rate Loans to Term SOFR Rate Loans or a continuation of any of such advances, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 3.03(b), and the circumstances under Section 3.03(b)(i) or the Scheduled Unavailability Date has occurred, or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Rate Loan or in connection with an existing or proposed Base Rate Loan, or (C) adequate and reasonable means do not otherwise exist for determining Daily Simple SOFR in connection with an existing or proposed Daily SOFR Rate Loan, or (ii) the Administrative Agent or Required Lenders determine for any reason that Term SOFR for any requested Interest Period or Daily Simple SOFR with respect to a proposed advance does not adequately and fairly reflect the cost to such Lenders of funding such advance, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Rate Loans, Daily SOFR Rate Loans, or to convert Daily SOFR Rate Loans to Term SOFR Rate Loans shall be suspended (to the extent of the affected Term SOFR Rate Loans, Daily SOFR Rate Loans, or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the SOFR component of the Base Rate, the utilization of the SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by Required Lenders described in Section 3.03(b), until the Administrative Agent upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (1) the Borrower may revoke any pending request for a Borrowing of, or conversion to, or continuation of Term SOFR Rate Loans or Daily SOFR Rate Loans, (to the extent of the affected Term SOFR Rate Loans, Daily SOFR Rate Loans, or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a borrowing of Base Rate Loans in the amount specified therein, (2) any outstanding Term SOFR Rate Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period, and (3) any outstanding Daily SOFR Rate Loans shall immediately be deemed to have been converted to Base Rate Loans.
(b)Notwithstanding anything to the contrary in this Credit Agreement or any other Credit Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that
(i)adequate and reasonable means do not exist for ascertaining one month, three month, and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month, and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease, provided that at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one month, three month, and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”);
then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant Interest Payment Date, as applicable, for interest calculated and, solely with respect to clause (b) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Credit Document with Daily Simple SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Credit Agreement or any other Credit Document (the “Successor Rate”).
If the Successor Rate is Daily Simple SOFR, all interest payments will be payable on a monthly basis.
Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in clauses (a) or (b) above have occurred with respect to Daily Simple SOFR or the Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Credit Agreement solely for the purpose of replacing Term SOFR, Daily Simple SOFR and/or any then current Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant Interest Payment Date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.
The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate.
Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero percent, the Successor Rate will be deemed to be zero percent for the purposes of this Credit Agreement and the other Credit Documents.
In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.
3.04Increased Costs.
(a)Increased Costs Generally. If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or any L/C Issuer;
(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)impose on any Lender or any L/C Issuer any other condition, cost or expense affecting this Credit Agreement or Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.
(b)Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Credit Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower shall pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered.
(c)Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.
(d)Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
3.05Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)any continuation, conversion, payment or prepayment of any Loan bearing interest at Term SOFR on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)any failure by the Borrower (for a reason other than the failure of such Lender to make an advance at Term SOFR) to prepay, borrow, continue or convert any Loan on the date or in the amount notified by the Borrower;
(c)any assignment of Loans bearing interest at Term SOFR other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.14;
including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan bearing interest at Term SOFR or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
3.06Mitigation Obligations; Replacement of Lenders.
(a)Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, any L/C Issuer, or any Governmental Authority for the account of any Lender or any L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender or such L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or such L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or such L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or any L/C Issuer in connection with any such designation or assignment.
(b)Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 10.14.
3.07Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.
IV.CONDITIONS PRECEDENT TO EXTENSION OF CREDIT.
4.01Conditions to Effectiveness of Credit Agreement. The obligation of the Lenders to make the initial Extension of Credit hereunder is subject to the satisfaction of each of the following conditions in all material respects on or prior to the Closing Date as shall not have been expressly waived in writing by the Administrative Agent and Lenders.
(a)Credit Documents, Organization Documents, Etc. The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Credit Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent:
(i)executed counterparts of this Credit Agreement and the other Credit Documents;
(ii)a Note executed by the Borrower in favor of each Lender requesting a Note;
(iii)copies of the Organization Documents of each Credit Party certified by a secretary, assistant secretary, general counsel or executive vice president of such Credit Party to be true and correct as of the Closing Date and, in the case of the Parent, the General Partner and the Borrower, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable;
(iv)such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Credit Agreement and the other Credit Documents to which such Credit Party is a party; and
(v)such documents and certifications as the Administrative Agent may reasonably require to evidence that each Credit Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in the jurisdiction of their incorporation or organization.
(b)Opinions of Counsel. The Administrative Agent shall have received, in each case dated as of the Closing Date and in form and substance reasonably satisfactory to the Administrative Agent a legal opinion of Clifford Chance US LLP, special New York and Delaware counsel for the Credit Parties addressed to the Administrative Agent and the Lenders.
(c)Officer’s Certificates. The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Borrower as of the Closing Date, in a form reasonably satisfactory to the Administrative Agent, stating that (i) each Credit Party is in compliance in all material respects with all existing financial obligations (whether pursuant to the terms and conditions of this Credit Agreement or otherwise), (ii) all governmental, stockholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (iii) no action, suit, investigation or proceeding is pending, or to the knowledge of the Credit Parties threatened, in any court or before any arbitrator or governmental instrumentality that purports to affect any Consolidated Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have a Material Adverse Effect, (iv) immediately prior to and following the transactions contemplated herein, each of the Credit Parties shall be Solvent, and (v) immediately after the execution of this

Credit Agreement and the other Credit Documents, (A) no Default or Event of Default exists and (B) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects), other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty was true and correct in all respects) as of such earlier date.
(d)Unencumbered Property Certificate. The Administrative Agent shall have received an Unencumbered Property Certificate as of the Closing Date, substantially in the form of Exhibit C, duly completed and executed by a Responsible Officer of the Borrower.
(e)Financial Statements. Receipt by the Administrative Agent and the Lenders of (i) pro forma projections of financial statements (balance sheet, income and cash flows) for each of the fiscal years of the Consolidated Parties through December 31, 2020 and (ii) such other information relating to the Consolidated Parties as the Administrative Agent may reasonably require in connection with the structuring and syndication of credit facilities of the type described herein.
(f)Compliance Certificate. The Administrative Agent shall have received a Compliance Certificate, substantially in the form of Exhibit D, as of the Closing Date, signed by a Responsible Officer of the Borrower and including (i) pro forma calculations for the current fiscal quarter based on the amounts set forth in the most recently delivered financial statements and taking into account (x) any Extension of Credit made or requested hereunder as of the Closing Date and (y) any acquisitions occurring during such current fiscal quarter, including, without limitation any acquisition to occur simultaneous with such Extension of Credit as of such date and (ii) pro forma calculations of all financial covenants contained herein for each of the following four fiscal quarters (based on the projections set forth in the materials delivered pursuant to clause (e) of this Section 4.01).
(g)Consents/Approvals. The Credit Parties shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (i) any applicable Law or (ii) any agreement, document or instrument to which any Credit Party is a party or by which any of them or their respective properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which would not reasonably be likely to (A) have a Material Adverse Effect, or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Borrower or any other Credit Party to fulfill its respective obligations under the Credit Documents to which it is a party.
(h)Material Adverse Effect. No event or condition or series of events or conditions in the aggregate has occurred that has had or could reasonably be expected to have, a Material Adverse Effect.
(i)Fees and Expenses. Payment by the Credit Parties to the Administrative Agent of all fees and expenses relating to the preparation, execution and delivery of this Credit Agreement and the other Credit Documents which are due and payable on the Closing Date, including, without limitation, payment to the Administrative Agent of the fees set forth in the Fee Letters.

(j)Repayment of GAIV Credit Agreement. All obligations owing under the GAIV Credit Agreement shall be repaid in full and all commitments thereunder shall be terminated simultaneously with the effectiveness of this Credit Agreement.
(k)Release of Liens. The Administrative Agent shall have received satisfactory evidence that all Liens and security interests granted under the Existing Credit Agreement and the GAIV Credit Agreement have been released and terminated.
(l)Know Your Customer Information. The Administrative Agent and each Lender shall have received, no later than five days prior to the Closing Date:
(i)all documentation and other information requested by the Administrative Agent or any Lender under applicable “know your customer” or anti money laundering rules, regulations or policies, including the Patriot Act; and
(ii)a Beneficial Ownership Certification in relation to each Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Certification.
Without limiting the generality of the provisions of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Credit Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
4.02Conditions to All Extensions of Credit. The obligation of any Lender to make any Extension of Credit hereunder is subject to the satisfaction of each of the following conditions on or prior to the proposed date of the making of such Extension of Credit:
(a)The Administrative Agent shall receive the applicable Request for Extension of Credit and the conditions set forth in Section 4.01 for the initial Extension of Credit shall have been met as of the Closing Date;
(b)No Default or Event of Default shall have occurred and be continuing immediately before the making of such Extension of Credit and no Default shall exist immediately thereafter;
(c)The representations and warranties of the Credit Parties made in or pursuant to this Credit Agreement and the other Credit Documents shall be true in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of the date of such Extension of Credit, other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date; and
(d)(i) Immediately following the making of such Extension of Credit the Outstanding Amount of the Revolving Obligations shall not exceed the Aggregate Revolving Commitments and (ii) with respect to Term Loans, the amount of such requested Extension of Credit shall not exceed the aggregate available Term Loan Commitments.

The making of such Extension of Credit hereunder shall be deemed to be a representation and warranty by the Credit Parties on the date thereof as to the facts specified in clauses (b), (c), and (d) of this Section 4.02.
V.REPRESENTATIONS AND WARRANTIES. The Credit Parties represent and warrant, as applicable, to the Administrative Agent and the Lenders that:
5.01Financial Statements; No Material Adverse Effect.
(a)The Pro Forma Financial Statements (i) were prepared in accordance with GAAP, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Consolidated Parties as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Consolidated Parties as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.
(b)During the period from the date of the Pro Forma Financial Statements to and including the Closing Date, there has been no sale, transfer or other disposition by any Consolidated Party of any material part of the business or Property of the Consolidated Parties, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Consolidated Parties, taken as a whole, in each case, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Lenders.
(c)The financial statements delivered pursuant to Section 6.01 have been prepared in accordance with GAAP (except as may otherwise be permitted under Section 6.01) and present fairly (on the basis disclosed in the footnotes to such financial statements) in all material respects the consolidated financial condition, results of operations and cash flows of the Consolidated Parties, or the Consolidated Parties (other than the Trilogy Subsidiaries), as applicable, as of such date and for such periods.
(d)Since the date of the Pro Forma Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
5.02Corporate Existence and Power. Each of the Credit Parties is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all organizational powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification.
5.03Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each Credit Party of each Credit Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law (including Regulation U or Regulation X).
5.04Binding Effect. This Credit Agreement has been, and each other Credit Document, when delivered hereunder, will have been, duly executed and delivered by each Credit Party that is a party thereto. This Credit Agreement constitutes, and each other Credit Document when so delivered will constitute, a legal, valid and binding obligation of such Credit Party, enforceable against each Credit Party that is a party thereto in accordance with its terms except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
5.05Litigation. There are no judgments, orders, writs or decrees outstanding against any Credit Party or against any of its properties or revenues nor, to the best of such Credit Party’s knowledge, is there now pending or, threatened at law, in equity, in arbitration or before any Governmental Authority, any actions, suits, proceedings, claims or disputes by or against any Credit Party or any of its properties or revenues that (a) purport to affect or pertain to this Credit Agreement or any other Credit Document, or any of the transactions contemplated hereby or (b) either individually or in the aggregate, can reasonably be expected to be determined adversely, and if so determined to have a Material Adverse Effect.
5.06Compliance with ERISA.
(a)Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Internal Revenue Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the knowledge of the Responsible Officers of the Credit Parties, nothing has occurred which would prevent, or cause the loss of, such qualification. The Consolidated Parties and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Internal Revenue Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Internal Revenue Code has been made with respect to any Plan.
(b)There are no pending or threatened claims (other than routine claims for benefits), actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. No Consolidated Party nor any ERISA Affiliate or any other Person has engaged in any prohibited transaction or violation of the fiduciary responsibility rules under ERISA or the Internal Revenue Code with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)(i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) no Consolidated Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Consolidated Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) no Consolidated Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

5.07Environmental Matters. Except as could not reasonably be expected to have a Material Adverse Effect:
(a)Each of the facilities and real properties owned, leased or operated by any Credit Party or any Subsidiary (the “Facilities”) and all operations at the Facilities are in compliance with all applicable Environmental Laws in all material respects and there is no violation, in any material respect, of any Environmental Law with respect to the Facilities or the businesses operated by any Credit Party or any Subsidiary at such time (the “Businesses”), and there are no conditions relating to the Facilities or the Businesses that are likely to give rise to liability under any applicable Environmental Laws.
(b)None of the Facilities contains, or has previously contained, any Hazardous Materials at, on or under the Facilities in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, applicable Environmental Laws.
(c)No Credit Party nor any Subsidiary has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Facilities or the Businesses, nor does any Responsible Officer of the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened.
(d)Hazardous Materials have not been transported or disposed of from the Facilities, or generated, treated, stored or disposed of at, on or under any of the Facilities, in each case by or on behalf of any Credit Party or any Subsidiary in violation of, or in a manner that is likely to give rise to liability under, any applicable Environmental Law.
(e)No judicial proceeding or governmental or administrative action is pending or threatened, under any Environmental Law to which any Credit Party or any Subsidiary is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any Credit Party, any Subsidiary, the Facilities or the Businesses.
(f)There has been no release or threat of release of Hazardous Materials at or from the Facilities, or arising from or related to the operations (including, without limitation, disposal) of any Credit Party or any Subsidiary in connection with the Facilities or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that is likely to give rise to liability under any applicable Environmental Laws.
5.08Margin Regulations; Investment Company Act.
(a)No Credit Party is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock and no part of the Letters of Credit or proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock.
(b)None of the Credit Parties are (i) required to be registered as an “investment company” under the Investment Company Act of 1940 or (ii) subject to regulation under any other Law which limits its ability to incur the Obligations.

5.09Compliance with Laws. Each of the Borrower, the Parent and its Subsidiaries is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
5.10Ownership of Property; Liens. Each of the Borrower, the Parent and its Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all applicable Real Property Assets, except for Permitted Liens and such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 5.10 is a list of all Unencumbered Properties, as such schedule may be updated from time to time pursuant to Section 6.02. The Property of the Parent and its Subsidiaries is subject to no Liens, other than Permitted Liens.
5.11Corporate Structure; Capital Stock, Etc. Set forth on Schedule 5.11 is a complete and accurate list of each Credit Party and each Subsidiary of any Credit Party as of the Closing Date, together with (a) the jurisdiction of organization, (b) the number of shares of each class of Capital Stock outstanding, (c) the number and percentage of outstanding shares of each class owned (directly or indirectly) by any Credit Party or any Subsidiary and (d) the U.S. taxpayer identification number and (e) a designation specifying if such Credit Party or Subsidiary thereof is a Guarantor. Subject to Section 7.03, the Parent has no equity Investments in any other Person other than those specifically disclosed on Schedule 5.11, as such schedule may be updated from time to time pursuant to Section 6.02. The outstanding Capital Stock owned by any Credit Party are validly issued, fully paid and non-assessable and free of any Liens, warrants, options and rights of others of any kind whatsoever.
5.12Labor Matters. There are no collective bargaining agreements or Multiemployer Plans covering the employees of the any Consolidated Party as of the Closing Date and no Consolidated Party (a) has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the five years prior to the Closing Date or (b) to the knowledge of the Responsible Officers of the Borrower, as of the Closing Date there is not any potential or pending strike, walkout or work stoppage.
5.13No Default. Neither the Parent nor any of its Subsidiaries (including the Borrower) is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
5.14Solvency. Immediately before and after giving pro forma effect to this Credit Agreement, (a) the Borrower is Solvent and (b) the other Credit Parties are Solvent on a consolidated basis.
5.15Taxes. The Parent, the Borrower and Subsidiary have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been established in accordance with GAAP. To the knowledge of the Responsible Officers of the Borrower, there is no proposed tax assessment against any Credit Party that would, if made, have a Material Adverse Effect.
5.16REIT Status. The Parent is taxed as a “real estate investment trust” within the meaning of Section 856(a) of the Internal Revenue Code.
5.17Insurance. The Real Property Assets of the Parent and its Subsidiaries are insured, to Borrower’s knowledge, with financially sound and reputable insurance companies not Affiliates of any

Consolidated Party, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Parent or the applicable Subsidiary operates.
5.18Intellectual Property; Licenses, Etc. The Parent, Borrower and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Credit Parties, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Parent, Borrower or any Subsidiary infringes upon any rights held by any other Person except where such infringement could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of any Credit Party, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
5.19Governmental Approvals; Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Credit Parties of this Credit Agreement or any other Credit Document (except for those that have already been obtained or made).
5.20Disclosure. Each Credit Party has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. To each Credit Party’s knowledge, no report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Credit Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Credit Agreement or delivered hereunder or under any other Credit Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, each Credit Party represents only that, to each Credit Party’s knowledge, such information was prepared in good faith based upon assumptions believed to be reasonable at the time, with the understanding that certain of such information is prepared or provided by each Credit Party based upon information and assumptions provided to such Credit Parties by Tenants of such Credit Parties.
5.21OFAC. No Credit Party, nor any of their Subsidiaries, nor, to the knowledge of any Credit Party and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar lit enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.
5.22Anti-Corruption Laws. Each Credit Party and their Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

5.23Affected Financial Institution. None of the Credit Parties is an Affected Financial Institution.
5.24Beneficial Ownership Certification. As of the Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.
VI.AFFIRMATIVE COVENANTS. Each Credit Party hereby covenants and agrees that until the Obligations, together with interest, fees and other obligations hereunder, have been paid in full and the Revolving Commitments and Term Loan Commitments hereunder shall have terminated:
6.01Financial Statements. The Credit Parties shall deliver to the Administrative Agent (and the Administrative Agent shall disseminate such information pursuant to the terms of Section 6.02 hereof), in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders:
(a)as soon as available, but in any event within 90 days after the end of each fiscal year of the Parent, a consolidated balance sheet of the Consolidated Parties as of the end of such fiscal year, and the related consolidated statements of income or operations, changes in stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form with respect to financial periods from and after June 30, 2023, the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Deloitte LLP or any independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and
(b)(i)    as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent, an unaudited consolidated balance sheet of the Consolidated Parties as of the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of the Parent’s fiscal year then ended, and the related consolidated statements of changes in stockholders’ equity, and cash flows for the portion of the Parent’s fiscal year then ended, in each case setting forth in comparative form with respect to financial periods from and after June 30, 2023, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations, stockholders’ equity and cash flows of the Consolidated Parties in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and
(ii)as soon as available, but in any event within 90 days after the end of each fiscal year of the Parent, an unaudited consolidated balance sheet of the Consolidated Parties (other than the Trilogy Subsidiaries) as of the end of such fiscal year, and the related consolidated statements of income or operations, changes in stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form with respect to financial periods from and after June 30, 2023, the figures for the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations, stockholders’ equity and cash flows of the Consolidated Parties (other than the Trilogy Subsidiaries) in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

6.02Certificates; Other Information. The Credit Parties shall deliver to the Administrative Agent (and the Administrative Agent shall disseminate such information pursuant to the terms of this Section 6.02), in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders:
(a)concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower; which shall include, without limitation, solely in the case of the financial statements delivered pursuant to Section 6.01(b), calculation of the financial covenants set forth in Section 6.12 and, in each case, an update of Schedules 5.10 and 5.11, if applicable;
(b)within 45 days after the end of each fiscal quarter, an Unencumbered Property Certificate calculated as of the end of the immediately prior fiscal quarter, duly completed and executed by a Responsible Officer of the Borrower; provided, however, the Borrower may, at its option, provide an updated Unencumbered Property Certificate more frequently than quarterly;
(c)within (i) 45 days after the end of each fiscal year of the Parent, beginning with the fiscal year ending December 31, 2020, an annual operating forecast of the Consolidated Parties and the Consolidated Parties (other than the Trilogy Subsidiaries) and (ii) within 105 days after the end of each fiscal year of the Parent, updated versions of the pro forma projections of financial statements (balance sheet, income and cash flows) for each of the fiscal years of the Consolidated Parties and the Consolidated Parties (other than the Trilogy Subsidiaries) through the end of the calendar year immediately prior to the later of the Term Loan Maturity Date and the Revolving Loan Maturity Date;
(d)promptly after any request by the Administrative Agent, copies of any detailed audit reports submitted to the board of directors by the independent accountants of the Consolidated Parties (or the audit committee of the board of directors of the Parent) in respect of the Borrower (and, to the extent any such reports are prepared separately for any one or more of the Credit Parties) by independent accountants in connection with the accounts or books of the Borrower (or such Credit Party) or any audit of the Borrower (or such Credit Party);
(e)promptly after the same are available, (i) copies of each annual report, proxy or financial statement or other material report or communication sent to the stockholders of the Parent, and copies of all annual, regular, periodic and special reports and registration statements which the Parent may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934 or to a holder of any Indebtedness owed by the Parent in its capacity as such holder and not otherwise required to be delivered to the Administrative Agent pursuant hereto and (ii) upon the request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters;
(f)promptly upon receipt thereof, a copy of any other material report or “management letter” or recommendations submitted by independent accountants to the Parent in connection with any annual, interim or special audit of the books of the Parent;
(g)promptly upon any Responsible Officer of the Borrower becoming aware thereof, notice of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect and any other Default or Event of Default;

(h)within 10 days upon any Responsible Officer of the Borrower becoming aware thereof, material reports detailing income or expenses of any assets directly owned or operated, or which will be included on the balance sheet for purposes of FIN 46, other than as previously disclosed in the Parent’s Form 10-K, 10-Q or any other publicly available information;
(i)of any announcement by Moody’s, S&P and/or Fitch of any change or possible change in a Debt Rating; and
(j)promptly, such additional information regarding the business, financial or corporate affairs of the Credit Parties, or compliance with the terms of the Credit Documents, as the Administrative Agent or any Lender (through the Administrative Agent) may from time to time reasonably request.
Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(e) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower or the other Credit Parties with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
The Credit Parties hereby acknowledge that (a) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Credit Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, SyndTrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Credit Parties or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Credit Parties hereby agree that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Credit Parties shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Credit Parties or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arranger shall be entitled to treat any

Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Credit Parties shall be under no obligation to mark any Borrower Materials “PUBLIC.”
6.03Preservation of Existence and Franchises. Each Credit Party shall, and shall cause each of its Subsidiaries to, do all things necessary to preserve and keep in full force and effect its legal existence, rights, franchises and authority, except to the extent otherwise permitted hereunder. Each Credit Party shall remain qualified and in good standing in each jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect.
6.04Books and Records. Each Credit Party shall, and shall cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP.
6.05Compliance with Law. Each Credit Party shall, and shall cause each of its Subsidiaries, to comply with all Laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and all of its real and personal property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.
6.06Payment of Taxes and Other Indebtedness. Each Credit Party shall, and shall cause each of its Subsidiaries to, pay and discharge (or cause to be paid or discharged) (a) all taxes (including, without limitation, any corporate or franchise taxes), assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Credit Party or such Subsidiary or a bond against same has been posted by such Credit Party or such Subsidiary in accordance with applicable law, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien (other than a Permitted Lien) upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due.
6.07Insurance. Each Credit Party shall, and shall cause each of its Subsidiaries to, maintain (or caused to be maintained) with financially sound and reputable insurance companies not Affiliates of the Parent, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons. Each Credit Party shall, and shall cause each of its Subsidiaries to, provide prompt notice to the Administrative Agent following such Credit Party’s receipt from the relevant insurer of any notice of termination, lapse or cancellation of such insurance unless such Credit Party obtains insurance from another carrier that would satisfy the requirements hereof prior to the effective date of such termination, lapse or cancellation.
6.08Maintenance of Property. Each Credit Party shall, and shall cause each of its Subsidiaries to, maintain, preserve and protect (or caused to be maintained, preserved and protected) all of its Unencumbered Properties and all other material property and equipment necessary in the operation of its business in good working order and condition, in each case, in a manner consistent with how such Person maintained its Unencumbered Properties and other material property on the Closing Date, ordinary wear and tear excepted.
6.09Performance of Obligations. The Credit Parties will pay and discharge at or before maturity, or prior to expiration of applicable notice, grace and curative periods, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except (a) where the same may be contested in good faith by appropriate proceedings, and will maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same or bond against same in accordance with applicable law or (b) the failure to pay or discharge such obligations and liabilities could not reasonably be expected to have a Material Adverse Effect.
6.10Visits and Inspections. Subject to the rights of Tenants, each Credit Party shall, and shall cause each of its Subsidiaries (other than any Trilogy Subsidiary) to, permit representatives or agents of any Lender or the Administrative Agent, from time to time, and, if no Event of Default shall have occurred and be continuing, after reasonable prior notice but not more than twice annually and only during normal business hours, to: (a) visit and inspect any of its Real Property Assets to the extent any such right to visit or inspect is within the control of such Person; (b) inspect and make extracts from their respective books and records, including but not limited to management letters prepared by independent accountants; and (c) discuss with its principal officers, and its independent accountants, its business, properties, condition (financial or otherwise), results of operations and performance. If requested by the Administrative Agent, the Borrower or the Credit Parties, as applicable, shall execute an authorization letter addressed to its accountants authorizing the Administrative Agent or any Lender to discuss the financial affairs of the Borrower or any other Credit Party with its accountants.
6.11Use of Proceeds/Purpose of Loans and Letters of Credit. The Borrower shall use the proceeds of all Loans and use Letters of Credit only for the purpose of refinancing existing indebtedness and to finance general corporate working capital (including asset acquisitions, and acquiring or improving, directly or indirectly, income producing Healthcare Facilities and Investments in accordance with Section 7.03), capital expenditures or other corporate purposes of the Borrower and the other Credit Parties (to the extent not inconsistent with the Credit Parties’ covenants and obligations under this Credit Agreement and the other Credit Documents).
6.12Financial Covenants.
(a)Consolidated Leverage Ratio. The Credit Parties shall cause the Consolidated Leverage Ratio as of the end of any fiscal quarter, to be equal to or less than 60%; provided that for the four consecutive quarters following any Significant Acquisition (each such period, a “Leverage Bulge Period”), such ratio may exceed 60% so long as it does not exceed 65%, but only if the Consolidated Leverage Ratio was equal to or less than 60% for at least one (1) fiscal quarter following any immediately prior Leverage Bulge Period.
(b)Consolidated Secured Leverage Ratio. The Credit Parties shall cause the Consolidated Secured Leverage Ratio, as of the end of any fiscal quarter, to be equal to or less than 40%.
(c)Consolidated Tangible Net Worth. The Credit Parties shall cause the Consolidated Tangible Net Worth at all times to be equal to or greater than the sum of (i) $1,073,579,000 plus (ii) an amount equal to 75% of the net cash proceeds received by the Consolidated Parties from Equity Transactions after September 30, 2021.
(d)Consolidated Fixed Charge Coverage Ratio. The Credit Parties shall cause the Consolidated Fixed Charge Coverage Ratio, as of the end of any fiscal quarter, to be equal to or greater than 1.75 to 1.00.
(e)Unencumbered Indebtedness Yield. The Credit Parties shall cause the Unencumbered Indebtedness Yield at all times to be equal to or greater than 11.0%.

(f)Consolidated Unencumbered Leverage Ratio. The Credit Parties shall cause the Consolidated Unencumbered Leverage Ratio, at all times, to be equal to or less than 60%; provided that for the four consecutive quarters following any Significant Acquisition (each such period, an “Unsecured Leverage Bulge Period”), such ratio may exceed 60% so long as it does not exceed 65%, but only if the Consolidated Unencumbered Leverage Ratio was equal to or less than 60% for at least one (1) fiscal quarter following any immediately prior Unsecured Leverage Bulge Period.
(g)Consolidated Unencumbered Interest Coverage Ratio. The Credit Parties shall cause the Consolidated Unencumbered Interest Coverage Ratio, as of the end of any fiscal quarter, to be equal to or greater than 2.00 to 1.00.
(a)Secured Recourse Indebtedness. Until such time as the Borrower or the Parent has obtained two Investment Grade Ratings from any of Moody’s, S&P and/or Fitch, the aggregate outstanding amount of Secured Recourse Indebtedness at any time shall be equal to or less than 10% of Consolidated Total Asset Value.
6.13Environmental Matters; Preparation of Environmental Reports. The Credit Parties will, and will cause each Subsidiary to, comply in all material respects with all Environmental Laws in respect of its Real Property Assets.
6.14REIT Status. The Credit Parties will, and will cause each Subsidiary to, operate its business at all times so as to satisfy all requirements necessary to qualify and maintain the Parent’s qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code. The Parent will maintain adequate records so as to comply in all material respects with all record keeping requirements relating to its qualification as a real estate investment trust as required by the Internal Revenue Code and applicable regulations of the Department of the Treasury promulgated thereunder and will properly prepare and timely file with the IRS all returns and reports required thereby.
6.15Additional Guarantors; Release of Guarantors.
(a)Additional Guarantors. Upon the acquisition, incorporation or other creation of any direct or indirect Domestic Subsidiary of the Parent which owns an Unencumbered Property included in the Unencumbered Property Pool or would otherwise qualify as a Subsidiary Guarantor (including, but not limited to, being deemed a Subsidiary Guarantor pursuant to the definition of “Subsidiary Guarantor” hereunder), the Credit Parties shall (i) cause such Subsidiary to become a Subsidiary Guarantor hereunder through the execution and delivery to the Administrative Agent of a Subsidiary Guarantor Joinder Agreement on or before the deadline for the delivery of the next Compliance Certificate pursuant to Section 6.02(a), provided that the Eligible Unencumbered Property owned by such Subsidiary may be included in any calculation (pro forma or otherwise) of the Consolidated Unencumbered Total Asset Value from the date of the acquisition, incorporation or other creation of such Subsidiary, (ii) cause such Subsidiary to deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other organizational and authorizing documents of such Subsidiary, favorable opinions of counsel to such Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent, and (iii) cause the Parent or the Subsidiary of the Parent that owns the Capital Stock of such Subsidiary to be pledged to the Administrative Agent to secure the Obligations.

(b)Release of Guarantors. Notwithstanding the requirements set forth in clause (a) of this Section 6.15:
(i)the event that (A) the Borrower or the Parent has received at least two Investment Grade Ratings and (B) the Borrower requests that the Subsidiary Guarantors be released from the Credit Documents, then the Subsidiary Guarantors shall be automatically released from the Credit Documents (the “Release”), provided that such Subsidiary Guarantors are also released from any guarantees of other then existing senior notes and other senior unsecured indebtedness of the Borrower or Parent. In such an event, the Borrower will notify the Administrative Agent that, pursuant to this Section 6.15(b), such Person shall be released and, in accordance with Section 9.10, the Administrative Agent shall (to the extent applicable) deliver to the Credit Parties such documentation as is reasonably necessary to evidence the Release; or
(ii)to the extent the Borrower provides a written request to the Administrative Agent that a Subsidiary Guarantor be released from its Guaranties pursuant to the Credit Documents in conjunction with the simultaneous or substantially simultaneous qualification of such Subsidiary Guarantor as an Excluded Subsidiary or pursuant to a disposition permitted by Section 7.05, then, following the Administrative Agent’s receipt of such notice (and so long as no Default or Event of Default shall have occurred and be continuing on the date of the Administrative Agent’s receipt of such notice or as a result of the release of such Subsidiary Guarantor), such Subsidiary Guarantor shall be automatically released from its respective Guaranties pursuant to the Credit Documents (it being understood and agreed that no Subsidiary Guarantor that owns an Unencumbered Property shall be released unless such Unencumbered Property is first withdrawn from the Unencumbered Property Pool in accordance with Section 6.16(b)).
Notwithstanding the foregoing, (A) the Obligations shall remain a senior unsecured obligation, pari passu with all other senior unsecured Indebtedness of the Borrower and the Parent and (B) to the extent that following any such release an otherwise released or to be released Subsidiary Guarantor is obligated as borrower, guarantor or otherwise in respect of outstanding recourse Indebtedness, any Real Property Assets of such Subsidiary Guarantor shall not be deemed an Eligible Unencumbered Property for purposes of this Credit Agreement.
6.16Addition or Withdrawal of Unencumbered Properties.
(a)Addition of Unencumbered Properties. The Borrower may add Real Property Assets that meet the Unencumbered Property Pool Criteria to the Unencumbered Property Pool upon notice to the Administrative Agent; provided that the Borrower shall have delivered to Administrative Agent an Unencumbered Property Certificate reflecting the addition of the subject Real Property Asset as an Unencumbered Property no later than the deadline for the delivery of the next Compliance Certificate; provided, further however, that if a Real Property Asset does not satisfy all Unencumbered Property Pool Criteria, such Real Property Asset may be added to the Unencumbered Property Pool with the consent of the Administrative Agent and the Required Lenders.
(b)Withdrawal of Unencumbered Properties. The Borrower may withdraw Real Property Assets from the Unencumbered Property Pool without the consent of the Administrative Agent so long as: (i) no Default or Event of Default has occurred and is continuing or would occur from such withdrawal, (ii) the Borrower shall have given notice thereof to the Administrative Agent, together with a written request to release the owner of the subject Unencumbered Property, where appropriate, in accordance with the provisions hereof (it being agreed that the owner of the subject Unencumbered Property will be released unless it is a Material Subsidiary after giving effect to such release), (iii) the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying and demonstrating that (A) on a Pro Forma Basis, after giving effect to such withdrawal, the Credit Parties would be in compliance with all financial covenants contained in Section 6.12, (B) immediately prior to the withdrawal and immediately thereafter, all representations and warranties made by the Credit Parties in the Article V and each other Credit Document are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects) on of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall have been true and correct as of such earlier date), and (iv) the Borrower shall have delivered to Administrative Agent an Unencumbered Property Certificate reflecting the withdrawal of the subject Real Property Asset as an Unencumbered Property.
6.17Compliance With Material Contracts. Each Credit Party shall, and shall cause each of its Subsidiaries to, perform and observe all the material terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Administrative Agent and, upon the reasonable request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Credit Party is entitled to make under such Material Contract.
6.18Further Assurances. Each Credit Party shall, promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Credit Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Credit Documents, and (ii) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Administrative Agent the rights granted or now or hereafter intended to be granted to the Administrative Agent under any Credit Document or under any other instrument executed in connection with any Credit Document to which any Credit Party is or is to be a party. For the avoidance of doubt, the Borrower shall cause the Capital Stock of each Subsidiary of the Parent that owns an Unencumbered Property to be pledged to the Administrative Agent to secure the Obligations.
VII.NEGATIVE COVENANTS. Each Credit Party hereby covenants and agrees that until the Obligations, together with interest, fees and other obligations hereunder, have been paid in full and the Revolving Commitments and Term Loan Commitments hereunder shall have terminated:
7.01Liens. No Credit Party shall, nor shall they permit any Subsidiary to, at any time, create, incur, assume or suffer to exist any Lien upon any of its assets or revenues, whether now owned or hereafter acquired, other than the following:
(a)Liens pursuant to any Credit Document;
(b)Liens (other than Liens imposed under ERISA) for taxes, assessments or governmental charges or levies (including pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation) not yet due and payable or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP or bonds are posted in accordance with applicable law;
(c)statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business; provided, that such Liens secure only amounts not overdue for more than 30 days or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established;
(d)deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness not otherwise permitted pursuant to Section 7.02), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(e)zoning restrictions, easements, rights-of-way, restrictions, restrictive covenants, use restrictions, radius restrictions, options to purchase at fair market value, rights of first refusal or first offer, encroachments, protrusions, sets of facts that an accurate and up to date survey would show and other similar encumbrances affecting real property which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; provided, however, any zoning or other restrictions (including, without limitation, restrictive covenants) that limit the use of the applicable real property to a Healthcare Facility shall by definition not be a violation of this Section 7.01(e);
(f)Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 8.01(h);
(g)leases or subleases (and the rights of the tenants thereunder) granted to others not interfering in any material respect with the business of any Credit Party or any Subsidiary;
(h)any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;
(i)Liens in existence as of the Closing Date as set forth on Schedule 7.01 and any renewals or extensions thereof; provided, that the property covered thereby is not materially changed; and
(j)other Liens incurred in connection with Indebtedness as long as, after giving effect thereto, the Credit Parties are in compliance with the financial covenants in Section 6.12, on a Pro Forma Basis as if such Lien had been incurred as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01; provided, that the Credit Parties may not grant a mortgage, deed of trust, lien, pledge encumbrance or any other security interest, in each case, to secure Indebtedness with respect to any Unencumbered Property except in favor of the Lenders.
Notwithstanding anything to the contrary set forth herein, in no event shall any Credit Party or any Subsidiary that is not a Trilogy Subsidiary, at any time, create, incur, assume or suffer to exist any Lien upon any of its assets or revenues, whether now owned or hereafter acquired, in favor of any Trilogy Subsidiary.
7.02Indebtedness. No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except:
(a)Indebtedness under the Credit Documents;
(b)Indebtedness in connection with intercompany Investments permitted under Section 7.03;
(c)obligations (contingent or otherwise) existing or arising under any Swap Contract; provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view”; and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;
(d)without duplication, guarantees by a Credit Party or any Subsidiary in respect of any Indebtedness otherwise permitted hereunder;
(e)Indebtedness set forth in Schedule 7.02 (and renewals, refinancing and extensions thereof); provided, that the amount of such Indebtedness is not increased at the time of such refinancing, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments utilized thereunder (for purposes of clarity, it is understood that Indebtedness on Schedule 7.02 is included in calculating the financial covenants in Section 6.12); and
(f)other Indebtedness (including any portion of any renewal, financing, or extension of Indebtedness set forth in Schedule 7.02 to the extent such portion does not meet the criteria set for the in the proviso of clause (d) above) provided, (i) after giving effect thereto, the Credit Parties are in compliance with the financial covenants in Section 6.12, on a Pro Forma Basis as if such Indebtedness had been incurred as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01 and (ii) the aggregate outstanding amount of Secured Recourse Indebtedness shall not at any time exceed an amount equal to 10% of Consolidated Total Asset Value.
Notwithstanding anything to the contrary set forth herein, in no event shall any Credit Party or any Subsidiary that is not a Trilogy Subsidiary, at any time, create, incur, assume or suffer to exist (i) any Indebtedness by any Credit Party or any Subsidiary that is not a Trilogy Subsidiary, in each case, to any Trilogy Subsidiary, (ii) any obligations (continent or otherwise) existing or arising under any Swap Contract by any Credit Party or any Subsidiary that is not a Trilogy Subsidiary, in each case, with a Trilogy Subsidiary or (iii) any guarantee by any Credit Party or any Subsidiary that is not a Trilogy Subsidiary, in each case, of any Indebtedness of any Trilogy Subsidiary.
7.03Investments. No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, make any Investments, except:
(a)Investments held in the form of cash or Cash Equivalents;

(b)Investments in any Person that is a Credit Party prior to giving effect to such Investment;
(c)Investments by any Subsidiary that is not a Credit Party in any other Subsidiary that is not a Credit Party;
(d)Investments consisting of (i) extensions of credit in the nature of the performance of bids, (ii) accounts receivable or notes receivable arising from the grant of trade contracts and leases (other than credit) in the ordinary course of business, and (iii) Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(e)Guarantees permitted by Section 7.02;
(f)Investments existing as of the Closing Date and set forth in Schedule 7.03; and
(g)Investments in or related to income producing Healthcare Facilities, including the operating assets of Trilogy Investors, LLC and Investments as described in Section 6.11.
Notwithstanding anything to the contrary set forth herein, in no event shall the aggregate Investments made by any Credit Party or any Subsidiary thereof (other than the Trilogy Subsidiaries) to the Trilogy Subsidiaries on or after the Closing Date exceed (i) $17,500,000 plus (ii) the aggregate amount of dividends received in cash from the Trilogy Subsidiaries on or after the Closing Date.
7.04Fundamental Changes. No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, merge, dissolve, liquidate, consolidate with or into another Person; provided, that, notwithstanding the foregoing provisions of this Section 7.04:
(a)the Parent may merge or consolidate with any of its Subsidiaries (other than any Trilogy Subsidiary) provided that such surviving Person assumes the Obligations of the Parent;
(b)any Consolidated Subsidiary that is not a Trilogy Subsidiary may merge or consolidate with any other Consolidated Subsidiary that is not a Trilogy Subsidiary; provided, that if (i) the Borrower is a party to such transaction, the Borrower shall be the continuing or surviving person so long as the survivor assumes the Obligations of the Borrower, (ii) if a Subsidiary Guarantor is party to such transaction (but not the Borrower), such Subsidiary Guarantor shall be the continuing or surviving Person and (iii) if the Borrower and a Subsidiary Guarantor are each a party to such transaction, the Borrower shall be the continuing or surviving person;
(c)any Trilogy Subsidiary may merge or consolidate with any other Trilogy Subsidiary or, to the extent permitted by Section 7.05, any other Person (other than a Credit Party or Subsidiary that is not a Trilogy Subsidiary);
(d)any Subsidiary Guarantor may be merged or consolidated with or into any other Subsidiary Guarantor; and
(e)any Subsidiary that is not a Subsidiary Guarantor or the Borrower may dissolve, liquidate or wind up its affairs at any time; provided, that such dissolution, liquidation or winding up, as applicable, could not reasonably be expected to have a Material Adverse Effect (it being understood and agreed that a dissolution, liquidation or winding up of the affairs of one or more Trilogy Subsidiaries (each a “Permitted Trilogy Dissolution”) with an aggregate asset value amount of less than $75,000,000 could not reasonably be expected to have a Material Adverse Effect solely as a result of such Permitted Trilogy Dissolution).
7.05Dispositions. No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, make any Disposition or enter into any agreement to make any Disposition, except:
(a)Dispositions of obsolete or worn out Property, whether now owned or hereafter acquired, in the ordinary course of business;
(b)Dispositions of inventory in the ordinary course of business;
(c)Dispositions of equipment or Property not covered under clause (a) above to the extent that (i) such Property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement Property.
(d)Dispositions of Property by any Subsidiary to a Credit Party or to a Wholly Owned Subsidiary; provided, that if the transferor of such property is a Credit Party, the transferee thereof must be a Credit Party;
(e)Dispositions permitted by Section 7.04;
(f)Dispositions by the Credit Parties and the Subsidiaries not otherwise permitted under this Section 7.05; provided, that (i) at the time of such Disposition, no Default or Event of Default exists and is continuing (that would not be cured by such Disposition) or would result from such Disposition and (ii) after giving effect thereto, the Credit Parties are in compliance with the financial covenants in Section 6.12, on a Pro Forma Basis as if such Disposition had been incurred as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01;
(g)real estate leases entered into in the ordinary course of business; and
(h)Dispositions of an Unencumbered Property so long as Borrower complies with the provisions of Section 6.16.
Notwithstanding anything to the contrary set forth herein, (i) in no event shall any Credit Party or any Subsidiary that is not a Trilogy Subsidiary, make any Disposition or enter into any agreement to make any Disposition, in each case, to any Trilogy Subsidiary, (ii) any Disposition (other than a Disposition of any Trilogy Subsidiary) pursuant to clauses (a) through (f) or clause (h) shall be for fair market value and (iii) any Disposition of any Trilogy Subsidiary pursuant to clauses (a) through (f) or clause (h) shall be pursuant to a commercially reasonable, good faith sale process (including, but not limited to, a reasonable marketing period and process).
7.06Change in Nature of Business. No Credit Party shall, nor shall they permit any Subsidiary to, engage in any material line of business substantially different from those lines of business conducted by the Parent and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.
7.07Transactions with Affiliates and Insiders. No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, enter into any transaction of any kind with any officer, director or Affiliate of the Parent, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to such Credit Party or Subsidiary as would be obtainable by such Credit

Party or Subsidiary at the time in a comparable arm’s length transaction with a Person other than a director, officer or Affiliate; provided, that the foregoing restriction shall not apply to transactions between or among the Credit Parties.
7.08Organization Documents; Fiscal Year; Legal Name, State of Formation and Form of Entity. No Credit Party shall directly or indirectly:
(a)Amend, modify or change its Organization Documents in a manner materially adverse to the Lenders;
(b)Make any material change in (i) accounting policies or reporting practices, except as required by GAAP, FASB, the SEC or any other regulatory body, or (ii) its fiscal year; and
(c)Without providing 10 days prior written notice to the Administrative Agent, change its name, state of formation or form of organization.
Notwithstanding the foregoing, Borrower may make such changes to the foregoing as needed in order to provide for the listing of Borrower’s Capital Stock on the New York Stock Exchange or NASDAQ.
7.09Negative Pledges. No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, enter into, assume or otherwise be bound, by any Negative Pledge other than (i) any Negative Pledge contained in an agreement entered into in connection with any Indebtedness that is permitted pursuant to Section 7.02 or any Lien that is permitted pursuant to Section 7.01(d); (ii) any Negative Pledge required by law; (iii) Negative Pledges contained in (x) the agreements set forth on Schedule 7.09; (y) any agreement relating to the sale of any Subsidiary or any assets pending such sale; provided, that in any such case, the Negative Pledge applies only to the Subsidiary or the assets that are the subject of such sale; or (z) any agreement in effect at the time any Person becomes a Subsidiary so long as such agreement was not entered into in contemplation of such Person becoming a Subsidiary and such restriction only applies to such Person and/or its assets, and (iv) customary provisions in leases, licenses and other contracts restricting the assignment thereof, in each case as such agreements, leases or other contracts may be amended from time to time and including any renewal, extension, refinancing or replacement thereof; provided, that, with respect to any amendment, renewal, extension, refinancing or replacement of an agreement described in clause (iii), such amendment, renewal, extension, refinancing or replacement does not contain restrictions of the type prohibited by this Section 7.09 that are, in the aggregate, more onerous in any material respect on the Parent or any Subsidiary than the restrictions, in the aggregate, in the original agreement.
7.10Use of Proceeds. No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, use the proceeds of any Extension of Credit, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.
7.11Prepayments of Indebtedness. If a Default or Event of Default exists and is continuing or would be caused thereby, no Credit Party shall, nor shall they permit any Subsidiary (other than any Trilogy Subsidiary) to, directly or indirectly, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, except the prepayment of Extensions of Credit in accordance with the terms of this Credit Agreement.

7.12Restricted Payments. No Credit Party shall, nor shall they permit any Subsidiary to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so; provided, that, (i) so long as no Default under Section 8.01(a), (f) or (g) shall have occurred and be continuing or would result therefrom and so long as the Obligations have not been accelerated, the Parent and each Subsidiary may declare or make, directly or indirectly, any Restricted Payment required to qualify and maintain the Parent’s qualification as a REIT, (ii) so long as no Default under Section 8.01(a), (f) or (g) shall have occurred and be continuing or would result therefrom, the Parent and each Subsidiary may declare or make, directly or indirectly, any Restricted Payment required to avoid the payment of federal or state income or excise tax, (iii) so long as no Default shall have occurred and be continuing or would result therefrom, the Parent and each Subsidiary may purchase, redeem, retire, acquire, cancel or terminate the Parent’s Capital Stock, and (iv) so long as no Default shall have occurred and be continuing or would result therefrom, the Parent and each Subsidiary may make any payment on account of any return of capital to the Parent’s stockholders, partners or members (or the equivalent Person thereof).
Notwithstanding anything to the contrary set forth herein, in no event shall any Credit Party or any Subsidiary that is not a Trilogy Subsidiary, declare or make any Restricted Payment, in each case, to any Trilogy Subsidiary, or incur any obligation (contingent or otherwise) to do so.
7.13Sanctions. No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, use the proceeds of any Extension of Credit, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, or otherwise) of Sanctions.
7.14Anti-Corruption Laws. No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly use the proceeds of any Extension of Credit for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, or other similar anti-corruption legislation in other jurisdictions.
VIII.EVENTS OF DEFAULT AND REMEDIES.
8.01Events of Default. The occurrence and continuation of any of the following shall constitute an Event of Default:
(a)Non Payment. Any Credit Party fails to pay when and as required to be paid herein, (i) any amount of principal of any Loan or any L/C Obligation, or (ii) within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, any Revolving Unused Fee, any facility fee or any other amount payable hereunder or under any other Credit Document; or
(b)Specific Covenants. Any Credit Party fails to perform or observe any term, covenant or agreement contained in (i) any of Sections 6.01, 6.02 or 6.10 within five days after the same becomes due or required or (ii) any of Sections 6.03, 6.06, 6.11, 6.12, 6.14, 6.15, or Article VII; or
(c)Other Defaults. Any Credit Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Credit Document on its part to be performed or observed and such failure continues for 30 days; provided that with respect to any default (not specified in subsection (a) or (b) above), if (A) such default cannot be cured within such 30-day period, (B) such default is susceptible of cure, and (C) the Credit Party is proceeding with diligence and in good faith to cure such default, then such 30-day cure period shall be extended to such date, not to exceed a total of 60 days, as shall be necessary for the Credit Party diligently to cure such default; or
(d)Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party and contained in this Credit Agreement, in any other Credit Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or
(e)Cross Default. (i) Any Credit Party or any Subsidiary (A) fails to perform or observe (beyond the applicable grace or cure period with respect thereto, if any) any Contractual Obligation if such failure could reasonably be expected to have a Material Adverse Effect or (B) beyond the applicable grace or cure period with respect thereto, if any, (1) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder and Indebtedness under Swap Contracts), or (2)(x) otherwise fails to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or (y) any other failure or event of default occurs, the effect of which failure or event of default is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or cash collateral in respect thereof to be demanded, in the case of each of clauses (B)(1) and (B)(2) above, to the extent such Indebtedness or other obligation is in an amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the applicable Threshold Amount; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Credit Party is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Credit Party is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Credit Party as a result thereof is greater than the applicable Threshold Amount; or
(f)Insolvency Proceedings, Etc. Any Credit Party or any Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its properties; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed and the appointment continues undischarged or unstayed for 90 calendar days; or any proceeding under any Debtor Relief Law relating to such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 90 calendar days, or an order for relief is entered in any such proceeding; or
(g)Inability to Pay Debts; Attachment. (i) Any Credit Party or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process in an amount in excess of $35,000,000 is issued or levied against all or any material part of the properties of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(h)Judgments. There is entered against a Credit Party or any Subsidiary (i) any one or more final judgments or orders for the payment of money in an aggregate amount exceeding $35,000,000 (to the extent not covered by independent third party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or
(i)ERISA. (i) An ERISA Event occurs with respect to a Plan which has resulted in liability of any Credit Party or any Subsidiary under Title IV of ERISA to the Plan or the PBGC in an aggregate amount in excess of $35,000,000, or (ii) any Credit Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $35,000,000; or
(j)Invalidity of Credit Documents; Guaranty. (i) Any Credit Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or as a result of satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Credit Party contests in any manner the validity or enforceability of any Credit Document; or any Credit Party denies that it has any or further liability or obligation under any Credit Document, or purports to revoke, terminate or rescind any Credit Document; or (ii) except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary Guarantor not prohibited by the terms of this Credit Agreement, the Guaranty shall cease to be in full force and effect, or any Guarantor hereunder shall deny or disaffirm such Guarantor’s obligations under such Guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Guaranty; or
(k)Change of Control. There occurs any Change of Control.
8.02Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, upon written notice to the Borrower in any instance, take any or all of the following actions:
(a)declare the commitment of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;
(b)declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Credit Document to be immediately due and payable, without presentment, demand, protest or additional notice of any kind, all of which are hereby expressly waived by the Borrower;
(c)require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount); and
(d)exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Credit Documents or applicable law;
provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make

Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.
8.03Application of Funds. After the exercise of remedies in accordance with the provisions of Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to provide Cash Collateral as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.13 and 2.14, be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest and the Letter of Credit Fees) payable to the Lenders (including Attorney Costs and amounts payable under Article III), ratably among the Lenders in proportion to the amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and L/C Borrowings, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to (a) payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, (b) the Administrative Agent for the account of the L/C Issuers, to provide Cash Collateral for that portion of the L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, (c) payment of that portion of the Obligations constituting obligations under Swap Contracts between any Credit Party and any Lender or Affiliate of any Lender (including, without limitation, payment of breakage, termination or other amounts owing in respect of any Swap Contract between any Credit Party and any Lender, or any Affiliate of a Lender, to the extent such Swap Contract is permitted hereunder) and (d) payment of amounts due under any Treasury Management Agreement between any Credit Party and any Lender, or any Affiliate of a Lender, ratably among such parties in proportion to the respective amounts described in this clause Fourth payable to them; and
Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.
Subject to Section 2.03(c), amounts used to provide Cash Collateral for the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or such Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from other Credit Parties to preserve the allocation to Obligations otherwise set forth above in this Section.

IX.ADMINISTRATIVE AGENT.
9.01Appointment and Authorization of Administrative Agent.
(a)Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Credit Agreement and each other Credit Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Credit Agreement or any other Credit Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Credit Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any other Credit Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Credit Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.
(b)The L/C Issuers shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuers shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by the L/C Issuers in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in this Article IX and in the definition of “Agent Related Person” included the L/C Issuers with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuers.
9.02Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
9.03Liability of Administrative Agent. No Agent Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Credit Agreement or any other Credit Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Credit Party or any officer thereof, contained herein or in any other Credit Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Credit Agreement or any other Credit Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Credit Agreement or any other Credit Document or for any failure of any Credit Party or any other party to any Credit Document to perform its obligations hereunder or thereunder. No Agent Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Credit Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof. No Agent Related Person shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of this Credit Agreement relating to Disqualified Institutions or any Affiliate thereof. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or prospective Lender is a Disqualified Institution or an Affiliate thereof or (y) have any liability with respect to or arising out of any assignment of Loans, or disclosure of confidential information, to any Disqualified Institution or an Affiliate thereof.
9.04Reliance by Administrative Agent.
(a)The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Credit Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Credit Document unless it shall first receive such advice or concurrence of the Required Lenders, Required Revolving Lenders or Required Term Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement or any other Credit Document in accordance with a request or consent of the Required Lenders, Required Revolving Lenders or Required Term Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.
(b)For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Credit Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.
9.05Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Credit Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed by the requisite Lenders in accordance herewith; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

9.06Credit Decision; Disclosure of Confidential Information by Administrative Agent. Each Lender acknowledges that no Agent Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Credit Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent Related Person to any Lender as to any matter, including whether Agent Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Credit Agreement and to extend credit to the Borrower and the other Credit Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement and the other Credit Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their respective Affiliates that may come into the possession of any Agent Related Person.
9.07Administrative Agent in its Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Credit Parties and their respective Affiliates as though Bank of America were not the Administrative Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Credit Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or an L/C Issuer, and the terms “Lender” and “Lenders” include Bank of America in its individual capacity.
9.08Successor Administrative Agent.
(a)The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers, and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(i) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Credit Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Credit Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (b) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.
(d)Any resignation by Bank of America as Administrative Agent pursuant to this Section 9.08 shall also constitute its resignation as an L/C Issuer. If Bank of America resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Daily SOFR Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). Upon the appointment by the Borrower of a successor L/C Issuer hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, (b) the retiring L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.
9.09Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations (other than obligations under Swap Contracts or Treasury Management Agreements to which the Administrative Agent is not a party) that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(i), 2.08 and 10.04) allowed in such judicial proceeding; and
(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.08 and 10.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
9.10Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion:
(a)to release any Lien on any Property of any Consolidated Party granted to or held by the Administrative Agent under any Credit Document (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is disposed of as part of or in connection with a Disposition permitted by Section 7.05 or (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders; and
(b)to release any Subsidiary Guarantor from its obligations under the Guaranty if such Person (a) ceases to be a Subsidiary as a result of a transaction permitted hereunder, (b) no longer is required to be a Guarantor pursuant to Section 6.15, or (c) has been designated as an Excluded Subsidiary (in each case, a “Release”). Notwithstanding the foregoing, to the extent that following any such Release, any Real Property Asset owned by an otherwise to be released Subsidiary

Guarantor that is obligated in respect of outstanding recourse debt for Indebtedness shall not be deemed an Unencumbered Property hereunder. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the authority of the Administrative Agent to release any Subsidiary Guarantor from its obligations hereunder pursuant to this Section 9.10. Upon the release of any Subsidiary Guarantor pursuant to this Section 9.10, the Administrative Agent shall (to the extent applicable) deliver to the Credit Parties, upon the Credit Parties’ request and at the Credit Parties’ expense, such documentation as is reasonably necessary to evidence the release of such Subsidiary Guarantor from its obligations under the Credit Documents.
9.11Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Credit Agreement as a “syndication agent,” “documentation agent,” “co agent,” “book manager,” “lead manager,” “arranger,” “lead arranger” or “co arranger” shall have any right, power, obligation, liability, responsibility or duty under this Credit Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Credit Agreement or in taking or not taking action hereunder.
9.12Certain ERISA Matters.
(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Credit Party, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of 29 CFR §2510.3-101, as modified by Section 3(42) of ERISA, or otherwise) of one or more Benefit Plans in connection with the Loans, Commitments or Letters of Credit,
(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, Commitments, Letters of Credit and this Credit Agreement,
(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, Commitments, Letters of Credit and this Credit Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, Commitments, Letters of Credit and this Credit Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, Commitments, Letters of Credit and this Credit Agreement, or
(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)In addition, unless either (x) subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or (y) a Lender has not provided another representation, warranty and covenant as provided in subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Credit Party, that:
(i)none of the Administrative Agent or any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in the Loans, Commitments, Letters of Credit and this Credit Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent or any Arranger under this Credit Agreement, any Credit Document or any documents related to hereto or thereto),
(ii)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, Commitments, Letters of Credit and this Credit Agreement is independent (within the meaning of 29 CFR §2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR §2510.3-21(c)(1)(i)(A)-(E),
(iii)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, Commitments, Letters of Credit and this Credit Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, Commitments, Letters of Credit and this Credit Agreement is a fiduciary under ERISA or the Internal Revenue Code, or both, with respect to the Loans, Commitments, Letters of Credit and this Credit Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v)no fee or other compensation is being paid directly to the Administrative Agent or any Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, Commitments, Letters of Credit or this Credit Agreement.
(c)The Administrative Agent and each Arranger hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, Commitments, Letters of Credit and this Credit Agreement, (ii) may recognize a gain if it extended the Loans, Commitments or Letters of Credit for an amount less than the amount being paid for an interest in such Loans, Commitments or Letters of Credit by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Credit Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
9.13Recovery of Erroneous Payments. Without limitation of any other provision in this Credit Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Affected Party, whether or not in respect of an Obligation due and owing by the Borrowers at such time, where such payment is a Rescindable Amount, then in any such event, each Affected Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Affected Party in immediately available funds in the currency so received, with interest thereon, for each day from the date such Rescindable Amount is received by such Affected Party to the date of repayment by it to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Affected Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Affected Party promptly upon determining that any payment made to such Affected Party comprised, in whole or in part, a Rescindable Amount.
X.MISCELLANEOUS.
10.01Amendments, Etc. No amendment or waiver of, or any consent to deviation from, any provision of this Credit Agreement or any other Credit Document shall be effective unless in writing and signed by the Borrower, the Guarantors (if applicable) and the Required Lenders and acknowledged by the Administrative Agent, and each such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given; provided, however, that:
(a)unless also signed by each Lender directly affected thereby, no such amendment, waiver or consent shall:
(i)extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02), it being understood that the amendment or waiver of an Event of Default or a mandatory reduction or a mandatory prepayment in Commitments shall not be considered an increase in Commitments,
(ii)waive non-payment or postpone any date fixed by this Credit Agreement or any other Credit Document for any payment of principal, interest, fees or other amounts due to any Lender hereunder or under any other Credit Document, or
(iii)reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or any fees or other amounts payable hereunder or under any other Credit Document; provided, however, that only the consent of the Required Lenders shall be necessary (A) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder,
(b)unless also signed by each Lender, no such amendment, waiver or consent shall:
(i)change any provision of this Credit Agreement regarding pro rata sharing or pro rata funding with respect to (A) the making of advances (including participations), (B) the manner of application of payments or prepayments of principal, interest, or fees, (C) the manner of application of reimbursement obligations from drawings under Letters of Credit, or (D) the manner of reduction of commitments and committed amounts,
(ii)change any provision of this Section 10.01, the definition of “Required Lenders”, or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder,
(iii)release the Parent, Borrower or all or substantially all of the Subsidiary Guarantors from their obligations hereunder (other than as provided herein or as appropriate in connection with transactions permitted hereunder),
(iv)amend, modify or waive Section 4.01 if the effect of such amendment, modification or waiver is to require the Lenders to make Loans when such Lenders would not otherwise be required to do so; or
(v)(A) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation, or (B) subordinate, or have the effect of subordinating, the Liens securing the Obligations to Liens securing any other Indebtedness or other obligation;
(c)unless also signed by the L/C Issuers, no such amendment, waiver or consent shall affect the rights or duties of the L/C Issuers under this Credit Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by them;
(d)unless also signed by the Administrative Agent, no such amendment, waiver or consent shall affect the rights or duties of the Administrative Agent under this Credit Agreement or any other Credit Document;
(e)waive any condition set forth in Section 4.02 as to any Extension of Credit without the written consent of the Required Revolving Lenders or the Required Term Lenders, as the case may be; and
(f)change (A) the definition of “Required Revolving Lenders” without the written consent of each Revolving Lender or (B) the definition of “Required Term Lenders” without the written consent of each Term Loan Lender;
and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuers in addition to the Lenders required above, affect the rights or duties of the L/C Issuers under this Credit Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Credit Agreement or any other Credit Document; and (iii) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.
Notwithstanding any provision herein to the contrary, this Credit Agreement may be amended with the written consent of the Administrative Agent and the Borrower (i) to add one or more Incremental Facilities to this Credit Agreement subject to the limitations in Section 2.01(c) and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing Loans and Commitments hereunder) in the benefits of this Credit Agreement and the other Credit Documents with the obligations and liabilities from time to time outstanding in respect of the existing Loans and Commitments hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent, the Lenders providing such Incremental Facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder.
10.02Notices and Other Communications; Facsimile Copies.
(a)General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed certified or registered mail, faxed or delivered to the applicable address, facsimile number or (subject to subsection (c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)if to any Credit Party, the Administrative Agent or any L/C Issuer, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and
(ii)if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to any Credit Party, the Administrative Agent, and the L/C Issuers.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b)Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided, that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its respective discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided, that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
(c)The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Credit Party, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Credit Party, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
(d)Effectiveness of Facsimile Documents and Signatures. Credit Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Credit Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(e)Reliance by Administrative Agent, L/C Issuers and Lenders. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices permitted under Section 2.02(a)) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent Related Person, each L/C Issuer and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
(f)Change of Address, Etc. Each of the Borrower, the Administrative Agent and the L/C Issuers may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent and the L/C Issuers. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws
10.03No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
Notwithstanding anything to the contrary contained herein or in any other Credit Document, the authority to enforce rights and remedies hereunder and under the other Credit Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Credit Documents, (b) the L/C Issuers from exercising the rights and remedies that inure to their benefit (solely in its capacity as an L/C Issuer) hereunder and under the other Credit Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.11), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Credit Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.11, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.
10.04Expenses; Indemnity; Damage Waiver.
(a)Costs and Expenses. The Credit Parties shall pay (i) all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Credit Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of pocket expenses incurred by any L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonably incurred out of pocket expenses incurred by the Administrative Agent, any Lender or any L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or any L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or any L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Credit Agreement and the other Credit Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(b)Indemnification by the Credit Parties. The Credit Parties shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, each Arranger and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any Credit Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Credit Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby (including, without limitation, the Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record), the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Credit Agreement and the other Credit Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any Subsidiary, or any Environmental Liability related in any way to the Borrower or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee (y) result from a claim brought by any Credit Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Credit Document, if such Credit Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from a claim not involving an act or omission of the Borrower and that is brought by an Indemnitee against another Indemnitee (other than against the Arrangers or the Administrative Agent in their capacities as such). Without limiting the provisions of Section 3.01(c), this Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
(c)Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), any L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such L/C Issuer or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Revolving Commitment Percentage and Term Loan Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), and provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), such L/C Issuer or in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), such L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.10(e).
(d)Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no Credit Party shall assert, and each Credit Party hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Credit Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Credit Agreement or the other Credit Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
(e)Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.
(f)Survival. The agreements in this Section and the indemnity provisions of Section 10.02(e) shall survive the resignation of the Administrative Agent or any L/C Issuer, the

replacement of any Lender, the termination of the Aggregate Revolving Commitments, the Term Loan Commitments and the repayment, satisfaction or discharge of all the other Obligations.
10.05Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set off, and such payment or the proceeds of such set off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment.
10.06Successors and Assigns.
(a)Successors and Assigns Generally. The provisions of this Credit Agreement and the other Credit Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Credit Party may assign any of its rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, each L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.
(b)Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement and the other Credit Documents (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations) at the time owing to it); provided that (in each case with respect to any credit facility) any such assignment shall be subject to the following conditions:
(i)Minimum Amounts.
(A)in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any credit facility provided hereunder and/or the Loans at the time owing to it (in each case with respect to any credit facility provided hereunder) or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this

Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the revolving credit facility provided hereunder, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Loans or the Commitment assigned;
(iii)Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:
(A)the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof;
(B)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any Revolving Commitment or Revolving Loans if such assignment is to a Person that is not a Lender with a Revolving Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and
(C)the consent of the L/C Issuers shall be required for any assignment in respect of any Revolving Commitment, unless such assignment is to an existing Lender that is not a Defaulting Lender.
(iv)Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)No Assignment to Certain Persons. No such assignment shall be made (A) to the Parent or any of the Parent’s Affiliates or Subsidiaries, (B) to any Defaulting

Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), (C) to a natural Person, or (D) to a Disqualified Institution.
(vi)Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, any L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Revolving Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Credit Agreement until such compliance occurs.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 3.01, Section 3.04, Section 3.05 and Section 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.
(c)Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit

Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of one or more natural Persons, a Defaulting Lender or the Parent or any of the Parent’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations) owing to it); provided that (i) such Lender’s obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement and (iv) Borrower shall not be responsible for any cost or expense of the Lenders or the Administrative Agent related to any participation of the Loans or any increased cost or expense incurred by any Lender as a result of such participation thereafter, except as expressly provided herein. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Section 3.01, Section 3.04 and Section 3.05 (it being understood that the documentation required under Section 3.01(b) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 3.06 and Section 10.14 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Section 3.01 or Section 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.11 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Credit Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(e)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(f)Resignation as L/C Issuer after Assignment. Notwithstanding anything to the contrary contained herein, if at any time any L/C Issuer assigns all of its Revolving Commitment and Revolving Loans pursuant to subsection (b) above, such L/C Issuer may, upon thirty days’ notice to the Administrative Agent, the Borrower and the Lenders, resign as an L/C Issuer. In the event of any such resignation as an L/C Issuer, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of the applicable L/C Issuer as an L/C Issuer. If the applicable L/C Issuer resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Daily SOFR Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). Upon the appointment of a successor L/C Issuer, (1) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, and (2) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the applicable Retiring L/C Issuer to effectively assume the obligations of the applicable Retiring L/C Issuer with respect to such Letters of Credit.
10.07Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of Confidential Information, except that Confidential Information may be disclosed (a) to its and its Affiliates’ directors, officers, consultants, service providers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential); (b) to the extent requested by any regulatory authority or self-regulatory body; (c) to the extent required by applicable Law or regulations or by any subpoena or similar legal process; (d) to any other party to this Credit Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Credit Agreement or the enforcement of rights hereunder (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential); (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Credit Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any credit derivative transaction relating to obligations of the Credit Parties; (g) with the consent of the Borrower; (h) to the extent such Confidential Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than a Credit Party; (i) to the National Association of Insurance Commissioners or any other similar organization (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential); (j) to any nationally recognized rating agency that requires access to a Lender’s or an Affiliate’s investment portfolio in connection with ratings issued with respect to such Lender or Affiliate or (k) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the application, issuance, publishing and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder. In addition, the Administrative Agent and the Lenders may disclose the existence of this Credit Agreement and information about this Credit Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Credit Agreement, the other Credit Documents, the Commitments, and the Extension of Credit. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information. For the purposes of this Section, “Confidential Information” means all information received from any Credit Party relating to any Credit Party, any of the other Consolidated Parties, or its or their business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Credit Party; provided, that, in the case of information received from a Credit Party after the date hereof, such information is clearly identified in writing at the time of delivery as confidential.
Each of the Administrative Agent, the Lenders and the L/C Issuers acknowledges that (a) the Confidential Information may include material non-public information concerning the Credit Parties or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.
10.08Set off. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower or any other Credit Party against any and all of the obligations of the Borrower or such Credit Party now or hereafter existing under this Credit Agreement or any other Credit Document to such Lender or such L/C Issuer or their respective Affiliates, irrespective of whether or not such Lender, L/C Issuer or Affiliate shall have made any demand under this Credit Agreement or any other Credit Document and although such obligations of the Borrower or such Credit Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or such L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.14 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and each L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Credit Document, the interest paid or agreed to be paid under the Credit Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
10.10Counterparts. This Credit Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
10.11Integration; Effectiveness. This Credit Agreement, together with the other Credit Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Credit Agreement and those of any other Credit Document, the provisions of this Credit Agreement shall control; provided, that the inclusion of specific supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Credit Document shall not be deemed a conflict with this Credit Agreement. Each Credit Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Except as provided in Section 4.01, this Credit Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.
10.12Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Credit Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Extension of Credit, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
10.13Severability. If any provision of this Credit Agreement or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Credit Agreement and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.13, if and to the extent that the enforceability of any provisions in this Credit Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent or any L/C Issuer, then such provisions shall be deemed to be in effect only to the extent not so limited.

10.14Replacement of Lenders. If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Credit Agreement and the related Credit Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a)the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.06(b);
(b)such Lender shall have received payment of an amount equal to the Outstanding Amount of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(c)in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;
(d)such assignment does not conflict with applicable Laws; and
(e)in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
Each party hereto agrees that (a) an assignment required pursuant to this Section 10.14 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided, further that any such documents shall be without recourse to or warranty by the parties thereto.
Notwithstanding anything in this Section 10.14 to the contrary, (i) any Lender that acts as an L/C Issuer may not be replaced hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a backstop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to such L/C Issuer or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to such outstanding Letter of Credit and (ii) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.08.

10.15No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees, and acknowledges its respective Affiliates’ understanding, that: (a) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document) are an arm’s-length commercial transaction between the Borrower and its respective Affiliates, on the one hand, and the Administrative Agent and the Arrangers, on the other hand, and each Credit Party is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents (including any amendment, waiver or other modification hereof or thereof); (b) in connection with the process leading to such transaction, the Administrative Agent and the Arrangers each is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its respective Affiliates, stockholders, creditors or employees or any other Person; (c) neither the Administrative Agent nor any Arranger has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Credit Document (irrespective of whether the Administrative Agent or any Arranger has advised or is currently advising the Borrower or any of its respective Affiliates on other matters) and neither the Administrative Agent nor any Arranger has any obligation to the Borrower or any of its respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; (d) the Administrative Agent and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its respective Affiliates, and neither the Administrative Agent nor any Arranger has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (e) the Administrative Agent and the Arrangers have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Credit Document) and each Credit Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each Credit Party hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty.
10.16Source of Funds. Each of the Lenders hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder:
(a)no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;
(b)to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);
(c)to the extent that any part of such funds constitutes assets of an insurance company’s general account, such insurance company has complied with all of the requirements of the regulations issued under Section 401(c)(1)(A) of ERISA; or
(d)such funds constitute assets of one or more specific benefit plans that such Lender has identified in writing to the Borrower.

As used in this Section, the terms “employee benefit plan” and “separate account” shall have the respective meanings provided in Section 3 of ERISA.
10.17GOVERNING LAW.
(a)THIS CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES; PROVIDED, THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
(b)ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS CREDIT AGREEMENT, THE BORROWER, THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY CREDIT DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
10.18WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS CREDIT AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY CREDIT DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY CREDIT DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS CREDIT AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
10.19No Conflict. To the extent there is any conflict or inconsistency between the provisions hereof and the provisions of any other Credit Document, this Credit Agreement shall control.
10.20USA Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107 56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower (and to the extent applicable, the other Credit Parties), which information includes the name and address of the Borrower (and to the extent applicable, the other Credit Parties) and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower (and to the extent applicable, the other Credit Parties) in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Act and the Beneficial Ownership Regulation.
10.21Entire Agreement. This Credit Agreement and the other Credit Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties.
10.22Electronic Execution; Electronic Records; Counterparts. This Credit Agreement, any Credit Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Credit Parties and each of the Administrative Agent and the Lender Parties agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent nor any L/C Issuer is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent and/or any L/C Issuer has agreed to accept such Electronic Signature, the
Administrative Agent and each of the Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Credit Party and/or any Lender Party without further verification and (b) upon the request of the Administrative Agent or any Lender Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
Neither the Administrative Agent nor any L/C Issuer shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Credit Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s or such L/C Issuer’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent and L/C Issuers shall be entitled to rely on, and shall incur no liability under or in respect of this Credit Agreement or any other Credit Document by acting upon, any Communication (which writing may be a fax, any electronic message, internet or intranet website posting or other distribution or signed using an Electronic

Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Credit Documents for being the maker thereof).
Each of the Credit Parties and each Lender Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Credit Agreement, any other Credit Document based solely on the lack of paper original copies of this Credit Agreement, such other Credit Document, and (ii) waives any claim against the Administrative Agent, each Lender Party and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
10.23Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Credit Agreement and notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or any L/C Issuer that is an Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Credit Agreement or any other Credit Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
10.24Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)As used in this Section 10.24, the following terms have the following meanings:
(i)“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
(ii)“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).
(iii)“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.
(iv)“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
XI.GUARANTY.
11.01The Guaranty.
(a)Each of the Guarantors hereby jointly and severally guarantees to the Administrative Agent and each of the holders of the Obligations, as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations (the “Guaranteed Obligations”) in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise) in accordance with the terms of such extension or renewal.

(b)Notwithstanding any provision to the contrary contained herein, in any of the other Credit Documents or other documents relating to the Obligations, the obligations of each Guarantor under this Credit Agreement shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law.
11.02Obligations Unconditional. The obligations of the Guarantors under Section 11.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or other documents relating to the Obligations, or any substitution, compromise, release, impairment or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable Laws, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 11.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Article XI until such time as the Obligations have been irrevocably paid in full and the Commitments relating thereto have expired or been terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by applicable Laws, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:
(a)at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;
(b)any of the acts mentioned in any of the provisions of any of the Credit Documents, or other documents relating to the Guaranteed Obligations or any other agreement or instrument referred to therein shall be done or omitted;
(c)the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended (with Borrower’s consent) in any respect, or any right under any of the Credit Documents or other documents relating to the Guaranteed Obligations, or any other agreement or instrument referred to therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;
(d)any Lien granted to, or in favor of, the Administrative Agent or any of the holders of the Guaranteed Obligations as security for any of the Guaranteed Obligations shall fail to attach or be perfected; or
(e)any of the Guaranteed Obligations shall be determined to be void or voidable (including for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including any creditor of any Guarantor).
With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest notice of acceptance of the guaranty given hereby and of extensions of credit that may constitute Guaranteed Obligations, notices of amendments, waivers and supplements to the Credit Documents and other documents relating to the Guaranteed Obligations, or the compromise, release or exchange of collateral or security, and all notices whatsoever, and any requirement that the Administrative Agent or any holder of the Guaranteed Obligations exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents or any other documents relating to the Guaranteed Obligations or any other agreement or instrument referred to therein, or against any other Person under any other guarantee of, or security for, any of the Obligations.
11.03Reinstatement. Neither the Guarantors’ obligations hereunder nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrower, by reason of the Borrower’s bankruptcy or insolvency or by reason of the invalidity or unenforceability of all or any portion of the Guaranteed Obligations. The obligations of the Guarantors under this Article XI shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings pursuant to any Debtor Relief Law or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each holder of Guaranteed Obligations on demand for all reasonable costs and expenses (including all reasonable fees, expenses and disbursements of any law firm or other counsel) incurred by the Administrative Agent or such holder of Guaranteed Obligations in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any Debtor Relief Law; provided, that such indemnification shall not be available to the extent that such costs and expenses are determined to have resulted from the gross negligence or willful misconduct of the Administrative Agent or such holder of the Guaranteed Obligations.
11.04Certain Waivers. Each Guarantor acknowledges and agrees that (a) the guaranty given hereby may be enforced without the necessity of resorting to or otherwise exhausting remedies in respect of any other security or collateral interests, and without the necessity at any time of having to take recourse against the Borrower hereunder or against any collateral securing the Guaranteed Obligations or otherwise, (b) it will not assert any right to require the action first be taken against the Borrower or any other Person (including any other Guarantor) or pursuit of any other remedy or enforcement any other right and (c) nothing contained herein shall prevent or limit action being taken against the Borrower hereunder, under the other Credit Documents or the other documents and agreements relating to the Guaranteed Obligations or from foreclosing on any security or collateral interests relating hereto or thereto, or from exercising any other rights or remedies available in respect thereof, if neither the Borrower nor the Guarantors shall timely perform their obligations, and the exercise of any such rights and completion of any such foreclosure proceedings shall not constitute a discharge of the Guarantors’ obligations hereunder unless as a result thereof, the Guaranteed Obligations shall have been paid in full and the Commitments relating thereto shall have expired or been terminated, it being the purpose and intent that the Guarantors’ obligations hereunder be absolute, irrevocable, independent and unconditional under all circumstances.
11.05Rights of Contribution. The Guarantors hereby agree as among themselves that, in connection with payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with applicable Laws. Such contribution rights shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been paid in full and the Commitments relating thereto shall have expired or been terminated, and none of the Guarantors shall exercise any such contribution rights until the Guaranteed Obligations have been paid in full and the Commitments relating thereto shall have expired or been terminated.
11.06Guaranty of Payment; Continuing Guaranty. The guarantee in this Article XI is a guaranty of payment and not of collection, and is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising until such time as the Guaranteed Obligations have been paid in full and the Commitments relating thereto shall have expired or been terminated.

11.07Keepwell. Each Credit Party that is a Qualified ECP Guarantor at the time that (i) the Guaranty in this Article XI by any Credit Party that is not then an “eligible contract participant” under the Commodity Exchange Act (a “Specified Loan Party”) becomes effective with respect to any obligation under any Swap Contract or (ii) the grant of a security interest under the Credit Documents by any such Specified Loan Party becomes effective with respect to any obligation under any Swap Contract, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Credit Documents in respect of such Obligation on (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article XI voidable under applicable Debtor Relief Laws, and not for any greater amount). The obligations and undertakings of each applicable Credit Party under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Credit Party intends this Section to constitute, and this Section 11.07 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Credit Party for all purposes of the Commodity Exchange Act.
11.08Restatement of Existing Credit Agreement. The parties hereto agree that as of the Closing Date: (a) the Obligations hereunder represent the amendment, restatement, extension, and consolidation of the “Obligations” under (and as defined in) the Existing Credit Agreement; (b) this Credit Agreement amends, restates, supersedes, and replaces the Existing Credit Agreement in its entirety; and (c) the Guaranties executed pursuant to this Credit Agreement amend, restate, supersede, and replace the “Guaranties” executed pursuant to (and as defined in) the Existing Credit Agreement. On the Closing Date, (i) the commitment of any “Lender” under the Existing Credit Agreement that is not continuing as a Lender hereunder shall terminate and (ii) the Administrative Agent shall reallocate the Commitments hereunder to reflect the terms hereof, such reallocation being hereby deemed effective simultaneous with the effectiveness of this Credit Agreement.
[Remainder of Page Intentionally Left Blank;
Signature Page(s) Follow(s).]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

AMERICAN HEALTHCARE REIT HOLDINGS, LP, a Delaware limited partnership
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

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Amended and Restated
Credit Agreement

PARENT:

AMERICAN HEALTHCARE REIT, INC., a Maryland corporation
By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

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Amended and Restated
Credit Agreement

SUBSIDIARY GUARANTORS:

GAHC3 LITHONIA GA MOB, LLC,
GAHC3 STOCKBRIDGE GA MOB, LLC,
GAHC3 STOCKBRIDGE GA MOB II, LLC,
GAHC3 STOCKBRIDGE GA MOB III, LLC,
GAHC3 ACWORTH GA MOB, LLC,
GAHC3 LEE’S SUMMIT MO MOB, LLC,
GAHC3 WICHITA KS MOB, LLC,
GAHC3 MT. JULIET TN MOB, LLC,
GAHC3 HOMEWOOD AL MOB, LLC,
GAHC3 GLEN BURNIE MD MOB, LLC,
GAHC3 MARIETTA GA MOB, LLC,
GAHC3 MARIETTA GA MOB II, LLC,
GAHC3 NAPA MEDICAL CENTER, LLC,
GAHC3 CHESTERFIELD CORPORATE PLAZA, LLC,
GAHC3 VOORHEES NJ MOB, LLC,
GAHC3 PREMIER NOVI MI MOB, LLC,
GAHC3 JOPLIN MO MOB, LLC,
GAHC3 AUSTELL GA MOB, LLC,
GAHC3 MIDDLETOWN OH MOB, LLC,
GAHC3 MIDDLETOWN OH MOB II, LLC,
GAHC3 WESTBROOK CT MOB, LLC,
GAHC3 SNELLVILLE GA MOB, LLC,
GAHC3 NEW LONDON CT MOB, LLC,
GAHC3 DELTA VALLEY ALF PORTFOLIO, LLC,
GAHC3 MOUNT OLYMPIA MOB PORTFOLIO, LLC,
GAHC3 EAST TEXAS MOB PORTFOLIO, LLC,
GAHC3 KINGWOOD MOB PORTFOLIO, LLC,
GAHC3 INDEPENDENCE MOB PORTFOLIO, LLC,
GAHC3 NORTH CAROLINA ALF PORTFOLIO, LLC,
GAHC3 NORTH CAROLINA ALF PORTFOLIO GP, LLC,
GAHC3 ORANGE STAR MEDICAL PORTFOLIO, LLC,
GAHC3 PENNSYLVANIA SENIOR HOUSING PORTFOLIO, LLC,
GAHC3 MOUNTAIN CREST SENIOR HOUSING PORTFOLIO, LLC,
GAHC3 NEBRASKA SENIOR HOUSING PORTFOLIO, LLC,
GAHC3 SOUTHERN ILLINOIS MOB PORTFOLIO, LLC,
GAHC3 NAPERVILLE MOB PORTFOLIO, LLC,
GAHC3 FOX GRAPE SNF PORTFOLIO, LLC,
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Credit Agreement

GAHC3 NORWICH CT MOB PORTFOLIO, LLC, each, a Delaware limited liability company

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 BATESVILLE MS ALF, LLC,
GAHC3 CLEVELAND MS ALF, LLC,
GAHC3 SPRINGDALE AR ALF, LLC, each, a Delaware limited liability company

By:	GAHC3 Delta Valley ALF Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

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Credit Agreement

GAHC3 LONGVIEW TX MEDICAL PLAZA, LLC,
GAHC3 LONGVIEW TX INSTITUTE MOB, LLC,
GAHC3 LONGVIEW TX CSC MOB, LLC,
GAHC3 LONGVIEW TX OCCUPATIONAL MOB, LLC,
GAHC3 LONGVIEW TX OUTPATIENT MOB I, LLC,
GAHC3 LONGVIEW TX OUTPATIENT MOB II, LLC,
GAHC3 MARSHALL TX MOB, LLC, each, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

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Amended and Restated
Credit Agreement

GAHC3 SOUTHGATE KY MOB, LLC,
GAHC3 VERONA NJ MOB, LLC,
GAHC3 BRONX NY MOB, LLC, each, a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer
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Amended and Restated
Credit Agreement

GAHC3 OLYMPIA FIELDS IL MOB, LLC,
GAHC3 MOUNT DORA FL MOB, LLC, each, a Delaware limited liability company

By:	GAHC3 Mount Olympia MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

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Amended and Restated
Credit Agreement

GAHC3 MOORESVILLE NC ALF, LP,
GAHC3 NORTH RALEIGH NC ALF, LP,
GAHC3 WAKE FOREST NC ALF, LP,
GAHC3 CLEMMONS NC ALF, LP,
GAHC3 HUNTERSVILLE NC ALF, LP,
GAHC3 GARNER NC ALF, LP,
GAHC3 MINT HILL NC ALF, LP, each, a Delaware limited partnership

By:	GAHC3 North Carolina ALF Portfolio GP, LLC, a Delaware limited liability company, its General Partner

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

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Amended and Restated
Credit Agreement

GAHC3 DURANGO CO MEDICAL CENTER, LLC,
GAHC3 KELLER TX MOB, LLC,
GAHC3 WHARTON TX MOB, LLC,
GAHC3 FRIENDSWOOD TX MOB, LLC, each, a Delaware limited liability company

By:	GAHC3 Orange Star Medical Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

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Amended and Restated
Credit Agreement

GAHC3 KINGWOOD TX MOB I, LLC,
GAHC3 KINGWOOD TX MOB II, LLC, each, a Delaware limited liability company

By:	GAHC3 Kingwood MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 WATERLOO IL MOB & IMAGING CENTER, LLC,
GAHC3 WATERLOO IL SURGERY CENTER, LLC,
GAHC3 WATERLOO IL DIALYSIS CENTER, LLC, each, a Delaware limited liability company

By:	GAHC3 Southern Illinois MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC3 95TH NAPERVILLE IL MOB, LLC,
GAHC3 OGDEN NAPERVILLE IL MOB, LLC, each, a Delaware limited liability company

By:	GAHC3 Naperville MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

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Amended and Restated
Credit Agreement

GAHC3 OMAHA NE ALF, LLC,
GAHC3 BENNINGTON NE ALF, LLC, each, a Delaware limited liability company

By:	GAHC3 Nebraska Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 BRAINTREE MA SNF, LLC,
GAHC3 BRIGHTON MA SNF, LLC,
GAHC3 DUXBURY MA SNF, LLC,
GAHC3 HINGHAM MA SNF, LLC, each, a Delaware limited liability company

By:	GAHC3 Fox Grape SNF Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC3 NORWICH CT MOB I, LLC,
GAHC3 NORWICH CT MOB II, LLC, each, a Delaware limited liability company

By:	GAHC3 Norwich CT MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 HOBART IN ALF, LLC,
GAHC3 ELKHART IN ILF, LLC,
GAHC3 ELKHART IN ALF, LLC,
GAHC3 NILES MI ALF, LLC,
GAHC3 LAPORTE IN ALF, LLC, each, a Delaware limited liability company

By:	GAHC3 Mountain Crest Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer
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Credit Agreement

GAHC3 BETHLEHEM PA ILF, LLC, a Delaware limited liability company

By:	GAHC3 Pennsylvania Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC4 AUBURN CA MOB, LLC,
GAHC4 POTTSVILLE PA MOB, LLC,
GAHC4 CHARLOTTESVILLE VA MOB, LLC,
GAHC4 CULLMAN AL MOB III, LLC,
GAHC4 IRON MOB PORTFOLIO, LLC,
GAHC4 MINT HILL NC MOB GP, LLC,
GAHC4 LAFAYETTE LA ALF PORTFOLIO, LLC,
GAHC4 EVENDALE OH MOB, LLC,
GAHC4 BATTLE CREEK MI MOB, LLC,
GAHC4 RENO NV MOB SOLE MEMBER, LLC,
GAHC4 ATHENS GA MOB PORTFOLIO, LLC,
GAHC4 SW ILLINOIS SENIOR HOUSING PORTFOLIO, LLC,
GAHC4 NORTHERN CA SENIOR HOUSING PORTFOLIO, LLC,
GAHC4 ROSEBURG OR MOB SOLE MEMBER, LLC,
GAHC4 FAIRFIELD COUNTY CT MOB PORTFOLIO, LLC,
GAHC4 CENTRAL WISCONSIN SC PORTFOLIO, LLC,
GAHC4 PENINSULA FL JV PARTNER, LLC,
GAHC4 MISSOURI SNF PORTFOLIO, LLC,
GAHC4 EDMONDS WA MOB, LLC,
GAHC4 GLENDALE WI MOB, LLC,
GAHC4 GRAND JUNCTION CO MOB, LLC,
GAHC4 SAUK PRAIRIE WI MOB MEMBER, LLC,
GAHC4 SURPRISE AZ MOB, LLC,
GAHC4 PINNACLE SH JV PARTNER, LLC,
GAHC4 FLEMINGTON NJ MOB PORTFOLIO, LLC,
GAHC4 MICHIGAN ALF PORTFOLIO, LLC,
GAHC4 LAWRENCEVILLE GA MOB, LLC,
GAHC4 LAWRENCEVILLE GA MOB II, LLC,
GAHC4 MILL CREEK WA MOB, LLC,
GAHC4 MODESTO CA MOB, LLC,
GAHC4 LITHONIA GA MOB, LLC,
GAHC4 BLOOMINGTON IL MOB, LLC,
GAHC4 BLUE BADGER MOB PORTFOLIO, LLC,
GAHC4 GREAT NORD MOB PORTFOLIO, LLC,
GAHC4 MEMPHIS TN MOB, LLC,
GAHC4 OVERLAND PARK KS MOB, LLC,
GAHC4 FRESNO CA MOB, LLC,
GAHC4 HAVERHILL MA MOB, LLC,
GAHC4 COLORADO FOOTHILLS MOB PORTFOLIO, LLC,
GAHC4 BAYOU JV PARTNER, LLC,
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Credit Agreement

GAHC4 CATALINA JV PARTNER, LLC,
GAHC4 WEST DES MOINES IA SNF, LLC, each, a Delaware limited liability company

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 CULLMAN AL MOB I, LLC,
GAHC4 CULLMAN AL MOB II, LLC,
GAHC4 SYLACAUGA AL MOB, LLC, each, a Delaware limited liability company

By:	GAHC4 Iron MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

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Amended and Restated
Credit Agreement

GAHC4 MARYSVILLE OH MOB, LLC, a Delaware limited liability company

By:	GAHC4 Blue Badger MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 MINT HILL NC MOB, LP, a Delaware limited partnership

By:	GAHC4 Mint Hill NC MOB GP, LLC, a Delaware limited liability company, its General Partner

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

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Credit Agreement

GAHC4 LAFAYETTE LA ALF, LLC,
GAHC4 LAFAYETTE LA MC, LLC, each, a Delaware limited liability company

By:	GAHC4 Lafayette LA ALF Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 RENO NV MOB, LLC, a Delaware limited liability company

By:	GAHC4 Reno NV MOB Sole Member, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

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Credit Agreement

GAHC4 ATHENS GA MOB I, LLC,
GAHC4 ATHENS GA MOB II, LLC, each, a Delaware limited liability company

By:	GAHC4 Athens GA MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 COLUMBIA IL SH, LLC,
GAHC4 COLUMBIA IL MC, LLC,
GAHC4 MILLSTADT IL SH, LLC,
GAHC4 RED BUD IL SH, LLC,
GAHC4 WATERLOO IL SH, LLC, each, a Delaware limited liability company

By:	GAHC4 SW Illinois Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC4 CHESTERTON IN MOB, LLC,
GAHC4 CROWN POINT IN MOB, LLC
GAHC4 PLYMOUTH MN MOB, LLC,
GAHC4 TINLEY PARK IL MOB, LLC, each, a Delaware limited liability company

By:	GAHC4 Great Nord MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC4 BELMONT CA ALF, LLC,
GAHC4 MENLO PARK CA MC, LLC, each, a Delaware limited liability company

By:	GAHC4 Northern CA Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 ROSEBURG OR MOB, LLC, a Delaware limited liability company

By:	GAHC4 Roseburg OR MOB Sole Member, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC4 STRATFORD CT MOB, LLC,
GAHC4 TRUMBULL CT MOB, LLC, each, a Delaware limited liability company

By:	GAHC4 Fairfield County CT MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 SUN PRAIRIE WI SC, LLC,
GAHC4 WAUNAKEE WI SC, LLC, each, a Delaware limited liability company

By:	GAHC4 Central Wisconsin SC Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC4 PENINSULA FL JV, LLC, a Delaware limited liability company

By:	GAHC4 Peninsula FL JV Partner, LLC, a Delaware limited liability company, its Managing Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 CENTRAL FL SENIOR HOUSING PORTFOLIO, LLC, a Delaware limited liability company

By:	GAHC4 Peninsula FL JV, LLC, a Delaware limited liability company, its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC, a Delaware limited liability company, its Managing Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC4 BAYSIDE FL SH, LLC,
GAHC4 GRANDE FL SH, LLC,
GAHC4 SPRING OAKS FL SH, LLC,
GAHC4 BALMORAL FL SH, LLC,
GAHC4 BRADENTON FL SH, LLC,
GAHC4 LAKE MORTON FL SH, LLC,
GAHC4 RENAISSANCE FL SH, LLC,
GAHC4 SPRING HAVEN FL SH, LLC,
GAHC4 FOREST OAKS FL SH, LLC, each, a Delaware limited liability company

By:	GAHC4 Central FL Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	GAHC4 Peninsula FL JV, LLC, a Delaware limited liability company, its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC, a Delaware limited liability company, its Managing Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC4 SALISBURY MO SNF, LLC,
GAHC4 SEDALIA MO SNF, LLC,
GAHC4 ST. ELIZABETH MO SNF, LLC,
GAHC4 TRENTON MO SNF, LLC,
GAHC4 FLORISSANT MO SNF, LLC,
GAHC4 KANSAS CITY MO SNF, LLC,
GAHC4 MILAN MO SNF, LLC,
GAHC4 MOBERLY MO SNF, LLC, each, a Delaware limited liability company

By:	GAHC4 Missouri SNF Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 SAUK PRAIRIE WI MOB, LLC, a Delaware limited liability company

By:	GAHC4 Sauk Prairie WI MOB Member, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer
Signature Page to
Amended and Restated
Credit Agreement

GAHC4 PINNACLE SH JV, LLC, a Delaware limited liability company

By:	GAHC4 Pinnacle SH JV Partner, LLC, a Delaware limited liability company, its Managing Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 PINNACLE SENIOR HOUSING PORTFOLIO, LLC, a Delaware limited liability company

By:	GAHC4 Pinnacle SH JV, LLC, a Delaware limited liability company, its Sole Member

By:	GAHC4 Pinnacle SH JV Partner, LLC, a Delaware limited liability company, its Managing Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC4 BEAUMONT TX ALF, LLC,
GAHC4 WARRENTON MO ALF, LLC, each, a Delaware limited liability company

By:	GAHC4 Pinnacle Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	GAHC4 Pinnacle SH JV, LLC, a Delaware limited liability company, its Sole Member

By:	GAHC4 Pinnacle SH JV Partner, LLC, a Delaware limited liability company, its Managing Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC4 FLEMINGTON SAND HILL NJ MOB, LLC,
GAHC4 FLEMINGTON 1 WESCOTT NJ MOB, LLC, each, a Delaware limited liability company

By:	GAHC4 Flemington NJ MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 HOLLAND MI ALF, LLC,
GAHC4 HOWELL MI ALF, LLC,
GAHC4 LANSING MI ALF, LLC,
GAHC4 RIVERSIDE GRAND RAPIDS MI ALF, LLC,
GAHC4 WYOMING MI ALF, LLC, each, a Delaware limited liability company

By:	GAHC4 Michigan ALF Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer
Signature Page to
Amended and Restated
Credit Agreement

GAHC4 COLORADO SPRINGS CO MOB, LLC,
GAHC4 CENTENNIAL CO MOB, LLC,
GAHC4 ARVADA CO MOB, LLC, each, a Delaware limited liability company

By:	GAHC4 Colorado Foothills MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC4 BAYOU JV, LLC, a Delaware limited liability company

By:	GAHC4 Bayou JV Partner, LLC, a Delaware limited liability company, its Managing Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 LOUISIANA SH PORTFOLIO, LLC, a Delaware limited liability company

By:	GAHC4 Bayou JV, LLC, a Delaware limited liability company, its Sole Member

By:	GAHC4 Bayou JV Partner, LLC, a Delaware limited liability company, its Managing Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC4 GONZALES LA ALF, LLC,
GAHC4 MONROE LA SH, LLC,
GAHC4 NEW IBERIA LA SH, LLC,
GAHC4 SHREVEPORT LA ALF, LLC,
GAHC4 SLIDELL LA ALF, LLC, each, a Delaware limited liability company

By:	GAHC4 Louisiana SH Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	GAHC4 Bayou JV, LLC, a Delaware limited liability company, its Sole Member

By:	GAHC4 Bayou JV Partner, LLC, a Delaware limited liability company, its Managing Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC4 CATALINA JV, LLC, a Delaware limited liability company

By:	GAHC4 Catalina JV Partner, LLC, a Delaware limited liability company, its Managing Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 CATALINA SH PORTFOLIO, LLC, a Delaware limited liability company

By:	GAHC4 Catalina JV, LLC, a Delaware limited liability company, its Sole Member

By:	GAHC4 Catalina JV Partner, LLC, a Delaware limited liability company, its Managing Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

GAHC4 WEST HAVEN UT SH, LLC,
GAHC4 MADERA CA SH, LLC, each, a Delaware limited liability company

By:	GAHC4 Catalina SH Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	GAHC4 Catalina JV, LLC, a Delaware limited liability company, its Sole Member

By:	GAHC4 Catalina JV Partner, LLC, a Delaware limited liability company, its Managing Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
Amended and Restated
Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS:
BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Cheryl Sneor
	Name:	Cheryl Sneor
	Title:	Vice President

Signature Page to
Amended and Restated
Credit Agreement

BANK OF AMERICA, N.A., as a Lender and an L/C Issuer
By:	/s/ Cheryl Sneor
	Name:	Cheryl Sneor
	Title:	Vice President

Signature Page to
Amended and Restated
Credit Agreement

KEYBANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer
By:	/s/ Brian Heagler
	Name:	Brian Heagler
	Title:	SVP

Signature Page to
Amended and Restated
Credit Agreement

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer
By:	/s/ Kerri Colwell
	Name:	Kerri Colwell
	Title:	Senior Vice President

Signature Page to
Amended and Restated
Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Klay Schmeisser
	Name:	Klay Schmeisser
	Title:	Senior Vice President

Signature Page to
Amended and Restated
Credit Agreement

TRUIST BANK, as a Lender
By:	/s/ Ryan Almond
	Name:	Ryan Almond
	Title:	Director

Signature Page to
Amended and Restated
Credit Agreement

REGIONS BANK, as a Lender
By:	/s/ Mark Hardison
	Name:	Mark Hardison
	Title:	Managing Director

Signature Page to
Amended and Restated
Credit Agreement

FIRST BANK, a Missouri state chartered bank, as a Lender
By:	/s/ Phillip M. Lykens
	Name:	Phillip M. Lykens
	Title:	Sr. Vice President

Signature Page to
Amended and Restated
Credit Agreement

BANK OF THE WEST, A CALIFORNIA BANKING CORPORATION, as a Lender and an L/C Issuer
By:	/s/ Hans Starks
	Name:	Hans Starks
	Title:	Director

Signature Page to
Amended and Restated
Credit Agreement

COMERICA BANK, as a Lender
By:	/s/ Charles Weddell
	Name:	Charles Weddell
	Title:	Senior Vice President

Signature Page to
Amended and Restated
Credit Agreement

HANCOCK WHITNEY BANK, as a Lender
By:	/s/ Michael Woodnorth
	Name:	Michael Woodnorth
	Title:	Vice President

Signature Page to
Amended and Restated
Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Jason LaGrippe
	Name:	Jason LaGrippe
	Title:	Duly Authorized Signatory
Signature Page to
Amended and Restated
Credit Agreement